SUPPLEMENT DATED OCTOBER 24, 2001
                            TO THE PROSPECTUS FOR THE
                  CLASS R SHARES OF THE PRINCIPAL MUTUAL FUNDS
                               DATED MARCH 1, 2001

The following information is an update through September 30, 2001, and replaces similar information found in Appendix A of the prospectus dated March 1, 2001.

                                    APPENDIX


RELATED PERFORMANCE OF THE SUB-ADVISORS

The following tables set forth historical information about client accounts managed by a Sub-Advisor that have investment objectives, policies and strategies substantially similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of each Sub-Advisor in managing similar accounts and does not represent the performance of any Fund.

On the following pages "composite performance" is shown for each Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the corresponding Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.

Portions of the information below are based on data supplied by the Sub-Advisors and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.

Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.

The performance data should not be considered as an indication of future performance of any Fund or any Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.

Fund performance for Class A shares is shown. The performance of Class R shares will vary from the performance of Class A shares based on the differences in sales charges and fees.



PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS

                                                                           Average Annual Performance
                                                                          (through September 30, 2001)
                                                                                                                        Since
                                                              YTD         1 YR         3 YR       5 YR        10 YR    Inception
------------------------------------------------------------------------------------------------------------------------------------
Principal Balanced Fund, Inc. - Class A                     -11.70       -14.29       -1.47        3.88        7.33     8.13 (a)
Invista Balanced Composite                                   -7.22        -7.33        2.24        6.93        9.61
Principal Capital - II Multi-Sector Fixed Income Composite    8.71        13.46        6.70        8.22        8.16
S&P 500 Index                                               -20.39       -26.62        2.04       10.22       12.69
Lehman Brothers Aggregate Bond Index                          8.39        12.95        6.38        8.05        7.75
Average Domestic Hybrid Category (Morningstar)               -9.23       -10.21        3.35        6.70        8.94
Lipper Balanced Fund Average                                -10.33       -11.71        3.56        7.40        9.20

Principal Blue Chip Fund, Inc. - Class A                    -24.23       -29.33       -4.51        3.43        7.84     7.92 (b)
Invista Large Cap Blend Composite                           -24.23       -30.60       -5.53        4.77
S&P 500 Index                                               -20.39       -26.62        2.04       10.22       12.69
Average Large Blend Category (Morningstar)                  -21.83       -27.40        1.73        7.94       10.94
Lipper Large-Cap Core Fund Average                          -21.78       -27.41        1.46        7.55       10.77

Principal Capital Value Fund, Inc. - Class A                -14.49       -10.90       -3.80        4.42        9.29    11.32 (c)
Invista Large Cap Value Composite                           -14.63       -10.85       -1.49        6.31
S&P 500 Index                                               -20.39       -26.62        2.04       10.22       12.69
S&P/Barra 500 Value Index                                   -18.22       -16.89        4.72        9.79       12.67
Average Large Value Category (Morningstar)                  -13.36       -10.61        4.37        8.53       11.56
Lipper Large-Cap Value Fund Average                         -14.57       -12.34        3.84        8.21       11.29

Principal Growth Fund, Inc. - Class A                       -35.21       -46.27       -7.14        1.49        8.22     9.32 (c)
Invista Large Cap Quality Growth Composite (e)              -34.78       -45.84
S&P 500 Index                                               -20.39       -26.62        2.04       10.22       12.69
Average Large Growth Category (Morningstar)                 -33.11       -43.79       -0.14        5.82        9.57
Lipper Large-Cap Growth Fund Average                        -32.62       -43.77       -0.86        6.01        9.79

Principal LargeCap Stock Index Fund, Inc. - Class A         -20.84       -27.07                                       -15.33 (d)
Invista S&P 500 Index Composite                             -27.75       -26.98        1.61        9.80
S&P 500 Index                                               -20.39       -26.62        2.04       10.22       12.69
Average Large Blend Category (Morningstar)                  -21.83       -27.40        1.73        7.94       10.94
Lipper S&P 500 Index Fund Average                           -20.75       -26.98        1.51        9.71       12.27

Principal MidCap Fund, Inc. - Class A                       -12.62       -10.61        9.60        7.93       12.71    13.95 (a)
Invista Mid Cap Blend Composite                             -12.06       -10.11        9.60        9.02       11.82
S&P MidCap 400 Index                                        -15.76       -19.00       13.32       13.66       14.44
Average Mid-Cap Blend Category (Morningstar)                -17.60       -20.98        7.68        7.71       11.53
Lipper Mid-Cap Core Fund Average                            -17.82       -21.72       11.63        9.38       11.88

(a)  SEC effective date December 18, 1987.
(b)  SEC effective date March 1, 1991.
(c)  SEC effective date October 15, 1969.
(d)  SEC effective date March 1, 2000.
(e) Invista's large cap growth investment team joined the firm at the end of 1999. Prior to joining Invista, this same team accumulated more than seven years of successful history in the management of large cap growth equities while employed by another firm.

                                                                       Annual Performance
                                                                      (year ended December 31)

                                                              2000        1999         1998        1997        1996         1995
------------------------------------------------------------------------------------------------------------------------------------
Principal Balanced Fund, Inc. - Class A                      -0.71        0.63        11.20       17.29       13.00        23.39
Invista Balanced Composite                                   -6.47        2.20        12.17       20.03       10.69        26.88
Principal Capital - II Multi-Sector Fixed Income Composite   12.00       -0.57         7.97       10.16        3.94        18.41
S&P 500 Index                                                -9.11       21.04        28.58       33.36       22.96        37.58
Lehman Brothers Aggregate Bond Index                         11.63       -0.82         8.69        9.65        3.63        18.47
Average Domestic Hybrid Category (Morningstar)                2.06        8.24        12.50       18.24       13.07        24.87
Lipper Balanced Fund Average                                  1.52        9.14        13.96       19.42       13.78        26.07

Principal Blue Chip Fund, Inc. - Class A                    -10.89       11.96        16.55       26.25       16.78        33.19
Invista Large Cap Blend Composite                           -12.12        9.57        24.70       29.66       24.35
S&P 500 Index                                                -9.11       21.04        28.58       33.36       22.96        37.58
Average Large Blend Category (Morningstar)                   -6.97       19.72        21.95       27.43       20.37        31.99
Lipper Large-Cap Core Fund Average                           -8.96       23.40        24.34       27.28       20.98        31.78

Principal Capital Value Fund, Inc. - Class A                 -0.08       -6.86        12.13       28.69       23.42        31.90
Invista Large Cap Value Composite                             3.88       -7.12        18.04       28.94       22.18
S&P 500 Index                                                -9.11       21.04        28.58       33.36       22.96        37.58
S&P/Barra 500 Value Index                                     6.08       12.72        14.68       29.99       21.99        37.00
Average Large Value Category (Morningstar)                    5.47        6.63        13.10       27.01       20.79        32.28
Lipper Large-Cap Value Fund Average                           1.32       14.29        15.70       26.81       21.32        31.26

Principal Growth Fund, Inc. - Class A                       -10.64       16.13        20.37       28.41       12.23        33.47
Invista Large Cap Quality Growth Composite (e)              -10.24
S&P 500 Index                                                -9.11       21.04        28.58       33.36       22.96        37.58
Average Large Growth Category (Morningstar)                 -14.09       39.72        33.56       25.00       18.95        32.27
Lipper Large-Cap Growth Fund Average                        -16.22       30.91        23.57       25.12       19.70        31.61

Principal LargeCap Stock Index Fund, Inc. - Class A          -2.94
Invista S&P 500 Index Composite                              -9.44       20.62        28.16       32.89       22.51        37.07
S&P 500 Index                                                -9.11       21.04        28.58       33.36       22.96        37.58
Average Large Blend Category (Morningstar)                   -6.97       19.72        21.95       27.43       20.37        31.99
Lipper S&P 500 Index Fund Average                            -9.57       20.49        28.23       32.56       22.66        36.84

Principal MidCap Fund, Inc. - Class A                        15.36       11.62        -0.23       22.94       19.13        34.20
Invista Mid Cap Blend Composite                              13.49       12.37         4.72       24.95       18.66        33.39
S&P MidCap 400 Index                                         17.51       14.72        19.11       32.25       19.20        30.95
Average Mid-Cap Blend Category (Morningstar)                  3.37       18.70         6.77       26.45       20.44        28.71
Lipper Mid-Cap Core Fund Average                              7.10       42.85        12.39       19.88       17.38        30.82

(a)  SEC effective date December 18, 1987.
(b)  SEC effective date March 1, 1991.
(c)  SEC effective date October 15, 1969.
(d)  SEC effective date March 1, 2000.
(e) Invista's large cap growth investment team joined the firm at the end of 1999. Prior to joining Invista, this same team accumulated more than seven years of successful history in the management of large cap growth equities while employed by another firm.

                                                                       Annual Performance
                                                                      (year ended December 31)

                                                               1994        1993        1992         1991
--------------------------------------------------------------------------------------------------------
Principal Balanced Fund, Inc. - Class A                       -3.38        9.01       10.47        31.72
Invista Balanced Composite                                    -1.63       14.25       10.73        27.19
Principal Capital - II Multi-Sector Fixed Income Composite    -2.05       10.67        8.25        15.89
S&P 500 Index                                                  1.32       10.08        7.62        30.47
Lehman Brothers Aggregate Bond Index                          -2.92        9.75        7.40        16.00
Average Domestic Hybrid Category (Morningstar)                -2.56       12.07        8.22        23.87
Lipper Balanced Fund Average                                  -2.40       11.23        7.28        25.65

Principal Blue Chip Fund, Inc. - Class A                       3.36        2.62        6.09
Invista Large Cap Blend Composite
S&P 500 Index                                                  1.32       10.08        7.62        30.47
Average Large Blend Category (Morningstar)                    -1.08       11.12        7.62        32.13
Lipper Large-Cap Core Fund Average                            -1.21       11.55        7.47        32.16

Principal Capital Value Fund, Inc. - Class A                   0.21        7.56        9.09        37.21
Invista Large Cap Value Composite
S&P 500 Index                                                  1.32       10.08        7.62        30.47
S&P/Barra 500 Value Index                                     -0.63       18.60       10.53        22.56
Average Large Value Category (Morningstar)                    -0.81       13.25        9.89        28.51
Lipper Large-Cap Value Fund Average                           -0.89       12.24        8.87        29.73

Principal Growth Fund, Inc. - Class A                          3.21        7.51       10.16        56.61
Invista Large Cap Quality Growth Composite (e)
S&P 500 Index                                                  1.32       10.08        7.62        30.47
Average Large Growth Category (Morningstar)                   -2.32       10.31        5.83        43.69
Lipper Large-Cap Growth Fund Average                          -1.65       11.23        8.85        38.47

Principal LargeCap Stock Index Fund, Inc. - Class A
Invista S&P 500 Index Composite                                1.05
S&P 500 Index                                                  1.32       10.08        7.62        30.47
Average Large Blend Category (Morningstar)                    -1.08       11.12        7.62        32.13
Lipper S&P 500 Index Fund Average                              0.97       10.02        7.30        30.21

Principal MidCap Fund, Inc. - Class A                          3.03       12.29       14.81        52.83
Invista Mid Cap Blend Composite                                5.46       -0.26        9.01
S&P MidCap 400 Index                                          -3.58       13.95       11.91        50.10
Average Mid-Cap Blend Category (Morningstar)                  -1.61       14.50       14.93        36.20
Lipper Mid-Cap Core Fund Average                              -1.33       14.79       11.48        45.39

(a)  SEC effective date December 18, 1987.
(b)  SEC effective date March 1, 1991.
(c)  SEC effective date October 15, 1969.
(d)  SEC effective date March 1, 2000.
(e) Invista's large cap growth investment team joined the firm at the end of 1999. Prior to joining Invista, this same team accumulated more than seven years of successful history in the management of large cap growth equities while employed by another firm.



PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS

                                                                         Average Annual Performance
                                                                        (through September 30, 2001)
                                                                                                                         Since
                                                              YTD         1 YR         3 YR        5 YR       10 YR     Inception
------------------------------------------------------------------------------------------------------------------------------------
Principal Partners Equity Growth Fund, Inc. - Class A       -25.05       -36.50                                         -14.79 (a)
Morgan Stanley Equity Growth SEC Composite                  -24.78       -35.59        4.79       10.00       13.39
S&P 500 Index                                               -20.39       -26.62        2.04       10.22       12.69
Average Large Growth Category (Morningstar)                 -33.11       -43.79       -0.14        5.82        9.57
Lipper Large-Cap Growth Fund Average                        -32.62       -43.77       -0.86        6.01        9.79

Principal Partners LargeCap Growth Fund, Inc. - Class A     -38.33       -51.69                                         -42.28 (b)
Duncan-Hurst Large-Cap Growth Equity Composite              -38.02       -51.62       11.01       17.02
S&P 500 Index                                               -20.39       -26.62        2.04       10.22       12.69
Russell 1000 Growth Index                                   -30.89       -45.64       -3.28        6.50       10.57
Average Large Growth Category (Morningstar)                 -33.11       -43.79       -0.14        5.82        9.57
Lipper Large-Cap Growth Fund Average                        -32.62       -43.77       -0.86        6.01        9.79

Principal Partners MidCap Growth Fund, Inc. - Class A       -42.51       -58.71                                         -43.46 (b)
Turner Midcap Growth Equity Composite                       -12.91       -58.87      -14.43       17.03
Russell Midcap Growth Index                                 -37.16       -51.77        2.00        4.51        9.72
Average Mid-Cap Growth Category (Morningstar)               -34.39       -45.52        6.53        4.28        9.57
Lipper Mid-Cap Growth Fund Average                          -34.82       -46.88        6.75        3.15        9.35

Principal Real Estate Fund, Inc. - Class A                    4.03         7.85        8.80                               2.81 (c)
Principal Capital - REI Real Estate Composite                -3.13         8.68       10.24
Morgan Stanley REIT Index                                     7.52        11.62        8.39        8.99
Average Specialty - Real Estate Category (Morningstar)        3.84         7.38        8.17        8.39       10.03
Lipper Real Estate Fund Average                               3.82         7.39        8.27        8.23       10.02

Principal SmallCap Fund, Inc. - Class A                     -19.98       -31.32        6.39                              -1.94 (c)
Invista Small Company Blend Composite                       -19.16       -30.54        6.93
Russell 2000 Index                                          -15.36       -21.20        5.00        4.54       10.00
Average Small Blend Category (Morningstar)                   -9.94       -10.02       10.61        8.19       11.95
Lipper Small-Cap Core Fund Average                          -10.10       -12.45       10.53        7.31       11.22

Principal Utilities Fund, Inc. - Class A                    -25.87       -26.30        0.05        8.73                   7.92 (d)
Invista Utilities Equity Composite                          -25.35       -25.74        0.31        8.85
S&P 500 Index                                               -20.39       -26.62        2.04       10.22       12.69
Dow Jones Utilities w/Income Index                          -25.02       -21.76        3.15       11.15
Average Specialty - Utilities Category (Morningstar)        -21.01       -23.37        2.96        9.56        9.95
Lipper Utility Fund Average                                 -20.75       -22.75        3.08        9.70        9.96

(a)  SEC effective date November 1, 1999.
(b)  SEC effective date March 1, 2000.
(c)  SEC effective date January 1, 1998.
(d)  SEC effective date December 16, 1992.

                                                                           Annual Performance
                                                                       (year ended December 31)

                                                               2000         1999        1998         1997        1996        1995
------------------------------------------------------------------------------------------------------------------------------------
Principal Partners Equity Growth Fund, Inc. - Class A        -12.24
Morgan Stanley Equity Growth SEC Composite                   -11.00        39.42       21.11        31.40       31.23       45.03
S&P 500 Index                                                 -9.11        21.04       28.58        33.36       22.96       37.58
Average Large Growth Category (Morningstar)                  -14.09        39.72       33.56        25.00       18.95       32.27
Lipper Large-Cap Growth Fund Average                         -16.22        30.91       23.57        25.12       19.70       31.61

Principal Partners LargeCap Growth Fund, Inc. - Class A
Duncan-Hurst Large-Cap Growth Equity Composite               -13.82        30.46       39.20        37.21       32.16
S&P 500 Index                                                 -9.11        21.04       28.58        33.36       22.96       37.58
Russell 1000 Growth Index                                    -22.42        33.16       38.71        30.49       23.12       37.19
Average Large Growth Category (Morningstar)                  -14.09        39.72       33.56        25.00       18.95       32.27
Lipper Large-Cap Growth Fund Average                         -16.22        30.91       23.57        25.12       19.70       31.61

Principal Partners MidCap Growth Fund, Inc. - Class A
Turner Midcap Growth Equity Composite                         -8.10       126.09       26.33        41.77
Russell Midcap Growth Index                                  -11.74        51.29       17.86        22.54       17.48       33.98
Average Mid-Cap Growth Category (Morningstar)                 -6.90        63.90       17.51        17.05       16.99       34.79
Lipper Mid-Cap Growth Fund Average                            10.01        78.68       12.41        13.41       15.34       37.15

Principal Real Estate Fund, Inc. - Class A                    29.65        -4.76      -13.62
Principal Capital - REI Real Estate Composite                 31.15        -3.01      -10.20        19.83
Morgan Stanley REIT Index                                     26.81        -4.55      -16.90        18.58       35.89       12.90
Average Specialty - Real Estate Category (Morningstar)        25.83        -2.85      -15.97        23.14       32.37       14.82
Lipper Real Estate Fund Average                               25.62        -3.35      -15.79        23.05       31.68       15.17

Principal SmallCap Fund, Inc. - Class A                      -14.03        43.22       -5.68
Invista Small Company Blend Composite                         19.86        12.50      -11.27        15.89
Russell 2000 Index                                            -3.02        21.26       -2.55        22.36       16.50       28.45
Average Small Blend Category (Morningstar)                    12.84        18.18       -3.64        26.12       19.66       25.51
Lipper Small-Cap Core Fund Average                             5.07        35.10        0.23        21.30       19.82       31.07

Principal Utilities Fund, Inc. - Class A                      18.23         2.25       22.50        29.58        4.56       33.87
Invista Utilities Equity Composite                            18.43        10.05       13.92        17.65       14.91       17.87
S&P 500 Index                                                 -9.11        21.04       28.58        33.36       22.96       37.58
Dow Jones Utilities w/Income Index                            51.07        -5.73       18.76        23.11        9.08       32.26
Average Specialty - Utilities Category (Morningstar)           7.15        16.34       19.35        25.83       11.39       27.10
Lipper Utility Fund Average                                    7.86        16.68       19.15        25.82       11.08       27.53

(a)  SEC effective date November 1, 1999.
(b)  SEC effective date March 1, 2000.
(c)  SEC effective date January 1, 1998.
(d)  SEC effective date December 16, 1992.

                                                                            Annual Performance
                                                                       (year ended December 31)

                                                               1994        1993        1992        1991
--------------------------------------------------------------------------------------------------------
Principal Partners Equity Growth Fund, Inc. - Class A
Morgan Stanley Equity Growth SEC Composite                     3.18        4.32        5.99       25.54
S&P 500 Index                                                  1.32       10.08        7.62       30.47
Average Large Growth Category (Morningstar)                   -2.32       10.31        5.83       43.69
Lipper Large-Cap Growth Fund Average                          -1.65       11.23        8.85       38.47

Principal Partners LargeCap Growth Fund, Inc. - Class A
Duncan-Hurst Large-Cap Growth Equity Composite
S&P 500 Index                                                  1.32       10.08        7.62       30.47
Russell 1000 Growth Index                                      2.66        2.90        5.00       41.16
Average Large Growth Category (Morningstar)                   -2.32       10.31        5.83       43.69
Lipper Large-Cap Growth Fund Average                          -1.65       11.23        8.85       38.47

Principal Partners MidCap Growth Fund, Inc. - Class A
Turner Midcap Growth Equity Composite
Russell Midcap Growth Index                                   -2.16       11.19        8.71       47.03
Average Mid-Cap Growth Category (Morningstar)                 -1.03       15.64        9.03       50.97
Lipper Mid-Cap Growth Fund Average                             0.59       17.56        9.77       56.63

Principal Real Estate Fund, Inc. - Class A
Principal Capital - REI Real Estate Composite
Morgan Stanley REIT Index
Average Specialty - Real Estate Category (Morningstar)         0.17       21.10       16.00       30.12
Lipper Real Estate Fund Average                               -0.62       21.11       15.87       29.59

Principal SmallCap Fund, Inc. - Class A
Invista Small Company Blend Composite
Russell 2000 Index                                            -1.82       18.88       18.41       46.04
Average Small Blend Category (Morningstar)                    -0.97       16.65       14.39       39.57
Lipper Small-Cap Core Fund Average                            -0.58       16.87       13.00       51.50

Principal Utilities Fund, Inc. - Class A                     -11.09        8.42
Invista Utilities Equity Composite
S&P 500 Index                                                  1.32       10.08        7.62       30.47
Dow Jones Utilities w/Income Index                           -15.46        9.57
Average Specialty - Utilities Category (Morningstar)          -8.78       15.48        9.65       20.11
Lipper Utility Fund Average                                   -8.79       14.53        9.81       20.58

(a)  SEC effective date November 1, 1999.
(b)  SEC effective date March 1, 2000.
(c)  SEC effective date January 1, 1998.
(d)  SEC effective date December 16, 1992.


PERFORMANCE RESULTS - INTERNATIONAL GROWTH FUNDS

                                                                               Average Annual Performance
                                                                              (through September 30, 2001)
                                                                                                                           Since
                                                                  YTD         1 YR        3 YR         5 YR    10 YR      Inception
------------------------------------------------------------------------------------------------------------------------------------
Principal European Equity Fund, Inc. - Class A                 -30.01       -30.58                                        -28.82 (a)
BT European Equity Composite                                   -30.54       -31.41       -1.98       10.89
MSCI Europe (15) Index--ND                                     -27.46       -26.02       -2.94        6.07       8.88
Average Europe Stock Category (Morningstar)                    -28.55       -30.10        0.21        4.68       7.80
Lipper European Region Fund Average                            -28.90       -29.91       -1.12        4.99       7.77

Principal International Emerging Markets Fund, Inc. -
Class A                                                        -25.56       -36.22        0.24                             -9.92 (b)
Invista International Emerging Markets Equity Composite        -24.48       -34.95        0.05       -4.00
MSCI Emerging Markets Free--ID                                 -24.69       -34.88       -0.46      -12.16
Average Diversified Emerging Markets Category (Morningstar)    -22.58       -32.42        1.69       -8.95      -1.90
Lipper Emerging Markets Fund Average                           -22.07       -32.16        2.05       -8.91      -1.94

Principal International Fund, Inc. - Class A                   -31.18       -31.20       -2.95        0.78       6.50       6.46 (c)
Invista International Equity Composite                         -31.40       -31.52       -1.80        1.67       7.77
MSCI EAFE (Europe, Australia, Far East) Index--ND              -26.72       -28.69       -1.23       -0.19       3.91
Average Foreign Stock Category (Morningstar)                   -28.17       -31.71        0.47        1.39       5.57
Lipper International Fund Average                              -27.80       -30.95       -0.12        1.03       5.41

Principal International SmallCap Fund, Inc. - Class A          -32.74       -40.50        6.82                              4.83 (b)
Invista International Small Cap Equity Composite               -31.49       -38.66        8.86       11.23
Salomon Smith Barney DISC < $2 Billion Index                   -19.03       -24.12        1.48       -3.83       1.58
Average Foreign Stock Category (Morningstar)                   -28.17       -31.71        0.47        1.39       5.57
Lipper International Small-Cap Fund Average                    -28.99       -37.46        5.11        5.29       6.83

Principal Pacific Basin Fund, Inc. - Class A                   -27.55       -41.49                                        -34.73 (a)
BT Pacific Basin Equity Composite                              -25.32       -39.01       13.36       -3.24
MSCI Pacific Free Index--ND                                    -24.92       -34.38        3.32       -9.17      -2.34
Average Diversified Pacific/Asia Stock Category (Morningstar)  -26.96       -37.87        4.01       -8.47       1.05
Lipper Pacific Region Fund Average                             -26.50       -36.86        3.98       -9.06       0.87

(a)  SEC effective date May 1, 2000.
(b)  SEC effective date August 29, 1997.
(c)  SEC effective date May 12, 1981.

                                                                             Annual Performance
                                                                        (year ended December 31)

                                                                2000        1999        1998        1997         1996        1995
------------------------------------------------------------------------------------------------------------------------------------
Principal European Equity Fund, Inc. - Class A
BT European Equity Composite                                  -15.51       33.95       30.86       26.33        41.31        9.36
MSCI Europe (15) Index--ND                                     -8.39       15.89       28.53       23.80        21.09       21.62
Average Europe Stock Category (Morningstar)                    -6.58       26.11       21.56       18.42        24.99       16.26
Lipper European Region Fund Average                            -6.19       26.24       23.19       18.01        25.07       17.14

Principal International Emerging Markets Fund, Inc. -
Class A                                                       -28.63       67.20      -17.42
Invista International Emerging Markets Equity Composite       -28.63       63.25      -17.59       11.38        25.57        7.46
MSCI Emerging Markets Free--ID                                -30.61       58.89      -35.11       31.64        22.21      -12.83
Average Diversified Emerging Markets Category (Morningstar)   -31.11       71.86      -27.03       -3.68        13.35       -3.45
Lipper Emerging Markets Fund Average                          -30.59       69.70      -27.58       -1.72        12.32       -2.63

Principal International Fund, Inc. - Class A                   -8.64       25.82        8.48       12.22        23.76       11.56
Invista International Equity Composite                         -7.57       25.78       10.47       12.43        24.54       14.07
MSCI EAFE (Europe, Australia, Far East) Index--ND             -14.17       26.96       20.00        1.78         6.05       11.21
Average Foreign Stock Category (Morningstar)                  -15.66       44.49       13.00        5.43        12.39        9.82
Lipper International Fund Average                             -15.60       42.16       12.77        6.08        12.27        9.67

Principal International SmallCap Fund, Inc. - Class A         -13.28       84.72       14.40
Invista International Small Cap Equity Composite              -11.70       86.79       13.24       15.62        40.53        3.61
Salomon Smith Barney DISC < $2 Billion Index                   -8.34       25.25        5.92      -16.82         8.79        5.41
Average Foreign Stock Category (Morningstar)                  -15.66       44.49       13.00        5.43        12.39        9.82
Lipper International Small-Cap Fund Average                   -14.82       79.83       13.95        2.96        18.74        7.69

Principal Pacific Basin Fund, Inc. - Class A
BT Pacific Basin Equity Composite                             -31.01      132.40        7.35      -27.91
MSCI Pacific Free Index--ND                                   -25.78       56.65        2.72      -25.87        -8.30        2.95
Average Diversified Pacific/Asia Stock Category (Morningstar) -35.75       92.50       -5.91      -27.90         4.02        2.39
Lipper Pacific Region Fund Average                            -34.24       90.74       -5.94      -26.89         3.58        3.92

(a)  SEC effective date May 1, 2000.
(b)  SEC effective date August 29, 1997.
(c)  SEC effective date May 12, 1981.

                                                                             Annual Performance
                                                                        (year ended December 31)

                                                                 1994         1993        1992        1991
-----------------------------------------------------------------------------------------------------------
Principal European Equity Fund, Inc. - Class A
BT European Equity Composite                                     8.49        43.12
MSCI Europe (15) Index--ND                                       2.28        29.28       -4.71       13.11
Average Europe Stock Category (Morningstar)                      2.52        28.15       -6.82        7.47
Lipper European Region Fund Average                              1.60        27.96       -4.85        8.09

Principal International Emerging Markets Fund, Inc. -
Class A
Invista International Emerging Markets Equity Composite
MSCI Emerging Markets Free--ID                                   0.64        53.92       13.41      149.65
Average Diversified Emerging Markets Category (Morningstar)     -9.27        73.26        0.26       18.10
Lipper Emerging Markets Fund Average                           -12.35        71.62       -0.04        6.76

Principal International Fund, Inc. - Class A                    -5.26        46.34        0.81       15.25
Invista International Equity Composite                          -2.39        44.83
MSCI EAFE (Europe, Australia, Far East) Index--ND                7.78        32.56      -12.17       12.13
Average Foreign Stock Category (Morningstar)                    -0.40        36.71       -4.54       13.07
Lipper International Fund Average                               -1.00        36.49       -4.47       12.97

Principal International SmallCap Fund, Inc. - Class A
Invista International Small Cap Equity Composite
Salomon Smith Barney DISC < $2 Billion Index                     7.07        35.26      -13.02        8.08
Average Foreign Stock Category (Morningstar)                    -0.40        36.71       -4.54       13.07
Lipper International Small-Cap Fund Average                     -5.49        43.98       -4.09       11.69

Principal Pacific Basin Fund, Inc. - Class A
BT Pacific Basin Equity Composite
MSCI Pacific Free Index--ND                                     12.76        36.21      -18.56       11.46
Average Diversified Pacific/Asia Stock Category (Morningstar)   -5.49        59.02       -3.03       15.05
Lipper Pacific Region Fund Average                              -5.56        60.50       -2.85       14.37

(a)  SEC effective date May 1, 2000.
(b)  SEC effective date August 29, 1997.
(c)  SEC effective date May 12, 1981.


PERFORMANCE RESULTS - INCOME FUNDS

                                                                               Average Annual Performance
                                                                              (through September 30, 2001)
                                                                                                                          Since
                                                                YTD         1 YR        3 YR        5 YR       10 YR     Inception
------------------------------------------------------------------------------------------------------------------------------------
Principal Bond Fund, Inc. - Class A                            8.36        12.28        3.92        6.88        7.56     8.44 (a)
Principal Capital - II Multi-Sector Fixed Income Composite     8.71        13.46        6.70        8.22        8.16
Lehman Brothers Aggregate Bond Index                           8.39        12.95        6.38        8.05        7.75
Average Intermediate-Term Bond Category (Morningstar)          7.39        11.28        5.21        6.90        7.25
Lipper Corporate Debt BBB Rated Fund Average                   6.81        10.01        4.54        6.51        7.72

Principal Government Securities Income Fund, Inc. - Class A    7.04        11.02        5.94        7.58        7.28     8.76 (b)
Principal Capital - II Mortgage Backed Securities Composite    7.63        11.80        6.33        7.94        7.46
Lehman Brothers GNMA Index                                     8.02        11.92        7.26        8.08        7.64
Average Intermediate Government Category (Morningstar)         7.31        11.71        5.53        7.00        6.82
Lipper GNMA Fund Average                                       7.58        11.35        6.17        7.20        6.95

Principal High Yield Fund, Inc. - Class A                     -3.64        -8.95       -2.45        0.63        5.37     5.42 (a)
Principal Capital - II High Yield Fixed Income Composite       0.34        -1.01        3.18        5.06        7.89
Lehman Brothers High Yield Composite Bond Index               -0.47        -5.69       -0.68        2.66        7.53
Average High Yield Bond Category (Morningstar)                -3.54        -9.36       -2.02        0.74        6.40
Lipper High Current Yield Fund Average                        -3.43        -9.22       -2.12        0.90        6.39

Principal Limited Term Bond Fund, Inc. - Class A               7.58        10.76        5.89        6.58                 6.27 (c)
Principal Capital - II Limited Term Fixed Income Composite     8.45        11.69        6.25        6.81
Lehman Brothers Mutual Fund 1-5 Gov't/Credit Index             8.60        11.88        6.67        7.28        6.89
Average Short-Term Bond Category (Morningstar)                 7.31        10.09        5.94        6.40        6.37
Lipper Short-Intermediate Investment Grade Debt Index          7.29        10.26        5.80        6.56        6.51

(a)  SEC effective date December 18, 1987.
(b)  SEC effective date May 12, 1985.
(c)  SEC effective date February 29, 1996.

                                                                                     Annual Performance
                                                                              (year ended December 31)

                                                                2000        1999         1998        1997        1996         1995
------------------------------------------------------------------------------------------------------------------------------------
Principal Bond Fund, Inc. - Class A                             7.82       -3.04         7.14       10.96        2.27        22.28
Principal Capital - II Multi-Sector Fixed Income Composite     12.00       -0.57         7.97       10.16        3.94        18.41
Lehman Brothers Aggregate Bond Index                           11.63       -0.82         8.69        9.65        3.63        18.47
Average Intermediate-Term Bond Category (Morningstar)           9.45       -1.22         7.42        8.76        3.30        17.35
Lipper Corporate Debt BBB Rated Fund Average                    7.99       -2.16         5.62       10.37        4.25        20.81

Principal Government Securities Income Fund, Inc. - Class A    10.90        0.01         7.19        9.69        3.85        19.19
Principal Capital - II Mortgage Backed Securities Composite    11.08        0.22         7.62        9.97        3.90        19.10
Lehman Brothers GNMA Index                                     11.11        1.93         6.91        9.53        5.54        17.04
Average Intermediate Government Category (Morningstar)         10.76       -1.44         7.45        8.45        2.80        16.42
Lipper GNMA Fund Average                                       10.41        0.08         6.46        8.84        3.73        16.58

Principal High Yield Fund, Inc. - Class A                      -6.96        0.97        -1.28        9.68       12.54        15.61
Principal Capital - II High Yield Fixed Income Composite        2.96        3.66         2.63       11.32       11.05        15.94
Lehman Brothers High Yield Composite Bond Index                -5.86        2.39         1.87       12.76       11.35        19.17
Average High Yield Bond Category (Morningstar)                 -9.12        4.32        -0.39       13.12       13.82        16.56
Lipper High Current Yield Fund Average                         -8.38        4.42        -0.69       12.86       13.69        16.45

Principal Limited Term Bond Fund, Inc. - Class A                8.67        0.96         6.70        6.74        4.85
Principal Capital - II Limited Term Fixed Income Composite      8.81        1.05         6.79        6.64        4.85
Lehman Brothers Mutual Fund 1-5 Gov't/Credit Index              8.91        2.09         7.63        7.13        4.67        12.88
Average Short-Term Bond Category (Morningstar)                  8.14        2.12         6.28        6.51        4.35        11.48
Lipper Short-Intermediate Investment Grade Debt Index           8.27        0.70         6.33        6.63        4.10        13.13

(a)  SEC effective date December 18, 1987.
(b)  SEC effective date May 12, 1985.
(c)  SEC effective date February 29, 1996.

                                                                            Annual Performance
                                                                         (year ended December 31)

                                                                   1994        1993        1992         1991
-------------------------------------------------------------------------------------------------------------
Principal Bond Fund, Inc. - Class A                               -4.35       12.76        8.61        17.45
Principal Capital - II Multi-Sector Fixed Income Composite        -2.05       10.67        8.25        15.89
Lehman Brothers Aggregate Bond Index                              -2.92        9.75        7.40        16.00
Average Intermediate-Term Bond Category (Morningstar)             -3.73       10.39        7.20        16.62
Lipper Corporate Debt BBB Rated Fund Average                      -5.45       13.91        8.91        18.79

Principal Government Securities Income Fund, Inc. - Class A       -4.89        9.16        6.13        16.83
Principal Capital - II Mortgage Backed Securities Composite       -4.41
Lehman Brothers GNMA Index                                        -1.50        6.59        7.42        16.04
Average Intermediate Government Category (Morningstar)            -4.02        8.03        6.39        14.67
Lipper GNMA Fund Average                                          -2.42        6.55        6.32        14.82

Principal High Yield Fund, Inc. - Class A                         -0.66       12.10       13.09        28.74
Principal Capital - II High Yield Fixed Income Composite           0.87       12.67       13.63        28.19
Lehman Brothers High Yield Composite Bond Index                   -1.03       17.12       15.75        46.19
Average High Yield Bond Category (Morningstar)                    -3.58       19.12       17.49        37.01
Lipper High Current Yield Fund Average                            -3.72       18.83       17.35        36.47

Principal Limited Term Bond Fund, Inc. - Class A
Principal Capital - II Limited Term Fixed Income Composite
Lehman Brothers Mutual Fund 1-5 Gov't/Credit Index                -0.72        7.10        6.83        13.17
Average Short-Term Bond Category (Morningstar)                    -0.86        6.86        6.15        13.43
Lipper Short-Intermediate Investment Grade Debt Index             -2.36        8.12        6.66        13.86

(a)  SEC effective date December 18, 1987.
(b)  SEC effective date May 12, 1985.
(c)  SEC effective date February 29, 1996.


IMPORTANT NOTES TO THE APPENDIX

Dow Jones Utility Index with Income is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.

Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Lehman Brothers GNMA Index is an unmanaged index of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA) and Graduated Payment Mortgages (GPMs) with at least $100 million outstanding and one year or more to maturity.

Lehman Brothers High Yield Composite Bond Index is an unmanaged index of all publicly issued fixed, dollar-denominated, SEC-registered corporate debt rated Ba1 or lower with at least $100 million outstanding and one year or more to maturity.

Lehman Brothers Mutual Fund 1-5 Government/Credit Index is composed of treasury notes, agencies, and credits rated BBB or better, and with maturities of 1 year or greater and 5 years or less. It is a rolling mix of issues, as new issues are added and issues becoming less than 1 year to maturity are deleted.

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australia, Far East) Index is a stock index designed to measure the investment returns of developed economies outside of North America.

Morgan Stanley Capital International (MSCI) EMF (Emerging Markets Free) is capitalization weighted and consists of stocks from 26 countries. These countries include: Argentina, Brazil, Chile, China Free, Columbia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea at 50%, Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan at 50%, Thailand Free, Turkey and Venezuela.

Morgan Stanley Capital International (MSCI) Europe (15) Index is a capitalization-weighted index. The index is designed to track the broader MSCI EMU Benchmark containing stocks in ten EMU member countries.

Morgan Stanley Capital International (MSCI) Pacific Free Index is a market capitalization-weighted index representing all of the Morgan Stanley Capital International developed markets in the Pacific. It comprises six of the twenty-two countries that are included in the Morgan Stanley Capital International World. This index is created by aggregating the six different country indexes, all of which are created separately. This index is calculated with gross dividends reinvested. The countries represented by this index are:
Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore. The "Free" aspect indicates that this index includes only securities that are allowed to be purchased by global investors.

Morgan Stanley REIT Index is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.

Russell 1000 Growth Index is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $580 million; the median market capitalization was approximately $466 million. The largest company in the index had an approximate market capitalization of $1.5 billion.

Russell Midcap Growth Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.

S&P 500 Index is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.

S&P/Barra 500 Value Index is a market capitalization-weighted index of the stocks in the S&P 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

S&P MidCap 400 Index includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.

Salomon Smith Barney DISC < $2 Billion Index consists of companies that are generally larger than those in Salomon Smith Barney's standard small-cap indices. It contains a full complement of region, country, sector and industry indices.


                             PRINCIPAL MUTUAL FUNDS




DOMESTIC GROWTH-ORIENTED FUNDS

Principal Balanced Fund, Inc.
Principal Blue Chip Fund, Inc.
Principal Capital Value Fund, Inc.
Principal Growth Fund, Inc.
Principal LargeCap Stock Index Fund, Inc.
Principal MidCap Fund, Inc.
Principal Partners Equity Growth Fund, Inc.
   (formerly Principal Partners Aggressive Growth Fund, Inc.)
Principal Partners LargeCap Growth Fund, Inc.
Principal Partners MidCap Growth Fund, Inc.
Principal Real Estate Fund, Inc.
Principal SmallCap Fund, Inc.
Principal Utilities Fund, Inc.

INTERNATIONAL GROWTH-ORIENTED FUNDS

Principal European Equity Fund, Inc.
Principal International Emerging Markets Fund, Inc.
Principal International Fund, Inc.
Principal International SmallCap Fund, Inc.
Principal Pacific Basin Fund, Inc.

INCOME-ORIENTED FUNDS

Principal Bond Fund, Inc.
Principal Government Securities Income Fund, Inc.
Principal High Yield Fund, Inc.
Principal Limited Term Bond Fund, Inc.

MONEY MARKET FUND

Principal Cash Management Fund, Inc.


This Prospectus describes mutual funds organized by Principal Life Insurance Company ("Principal Life"). The Funds provide a choice of investment objectives through Domestic Growth-Oriented Funds, International Growth-Oriented Funds, Income-Oriented Funds and the Money Market Fund.




                  The date of this Prospectus is March 1, 2001




Neither the Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

Fund Descriptions...............................................  4
     Domestic Growth-Oriented Funds
         Balanced Fund..........................................  6
         Blue Chip Fund.........................................  8
         Capital Value Fund..................................... 10
         Growth Fund ........................................... 12
         LargeCap Stock Index Fund.............................. 14
         MidCap Fund............................................ 16
         Partners Equity Growth Fund............................ 18
         Partners LargeCap Growth Fund.......................... 20
         Partners MidCap Growth Fund............................ 22
         Real Estate Fund....................................... 24
         SmallCap Fund.......................................... 26
         Utilities Fund......................................... 28

     International Growth-Oriented Funds
         European Equity Fund................................... 30
         International Emerging Markets Fund.................... 32
         International Fund..................................... 34
         International SmallCap Fund............................ 36
         Pacific Basin Fund..................................... 38

    Income-Oriented Funds
         Bond Fund.............................................. 40
         Government Securities Income Fund...................... 42
         High Yield Fund........................................ 44
         Limited Term Bond Fund................................. 46

     Money Market Fund
         Cash Management Fund................................... 48

The Costs of Investing.......................................... 50
Certain Investment Strategies and Related Risks................. 53
Management, Organization and Capital Structure.................. 58
Pricing of Fund Shares.......................................... 60
Dividends and Distributions..................................... 61
How To Buy Shares............................................... 62
How To Sell Shares.............................................. 64
How To Exchange Shares Among Principal Mutual Funds............. 67
General Information About a Fund Account........................ 68
Financial Highlights............................................ 70
Principal Life Insurance Company Master Individual Retirement Account Plan and
     Custody Agreement...........................................93



FUND DESCRIPTIONS

The Principal Mutual Funds have four categories of funds: domestic growth-oriented funds, international growth-oriented funds, income-oriented funds and a money market fund. Principal Management Corporation*, the "Manager" of each of the Funds, has selected a Sub-Advisor for certain Funds based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Principal Mutual Funds.

                    Fund                                                           Sub-Advisor
                    ----                                                           -----------
     Balanced (equity securities portion), Blue Chip,         Invista Capital Management, LLC ("Invista")*
     Capital Value, Growth, International, International
     Emerging Markets, International SmallCap,
     LargeCap Stock Index,  MidCap, SmallCap, and
     Utilities

     Balanced (fixed-income portion), Government Securities   Principal Capital Income Investors, LLC ("PCII")*
     Income and Limited Term Bond

     European Equity and Pacific Basin                        BT Funds Management (International) Limited ("BT")*


     Partners Equity Growth                                   Morgan Stanley Asset Management ("Morgan Stanley")

     Partners LargeCap Growth                                 Duncan-Hurst Capital Management Inc.
                                                              ("Duncan-Hurst")

     Partners MidCap Growth                                   Turner Investment Partners, Inc. ("Turner")

     * Principal Management Corporation, Invista, PCII and BT are members of the Principal Financial Group.

Class R shares of the Principal Mutual Funds are sold without a front-end sales charge and do not have a contingent deferred sales charge. Only Class R shares are offered through this prospectus. Class A shares are only described because Class R shares convert to Class A shares 49 months after purchase.

In the description for each Fund, you will find important  information about the
Fund's:

Primary investment strategy
This section summarizes how the Fund intends to achieve its investment objective. It identifies the Fund's primary investment strategy (including the type or types of securities in which the Fund invests) and any policy to concentrate in securities of issuers in a particular industry or group of industries.

Annual operating expenses
The annual operating expenses for each Fund are deducted from Fund assets (stated as a percentage of Fund assets) and are shown as of the end of the most recent fiscal year (estimates of expenses are shown for Funds which have not completed a fiscal year of operation). Examples are provided which are intended to help you compare the cost of investing in a particular fund with the cost of investing in other mutual funds. The examples assume you invest $10,000 in a Fund for the time periods indicated. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses are the same as the most recent fiscal year expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.

Fund Performance
As certain Funds have been operating only for a limited period of time, no historical information is available for those Funds. If historical information is available, the Fund's description includes a bar chart and a set of tables.

The bar chart is included to provide you with an indication of the risks involved when you invest. The chart shows changes in the Fund's performance from year to year. The performance reflected in the bar chart does not include a sales charge. Class R shares are not subject to a sales charge.

One of the tables compares the Fund's average annual returns with:
o a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
o an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

The other table provides the highest and lowest quarterly return for the Fund's Class A shares over a given period.


A Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

You may call Principal Mutual Funds (1-800-247-4123) to get the current 7-day yield for the Cash Management Fund.

Note: Class R shares are offered only to individuals (and his/her spouse, child, parent, grandchild and trusts primarily for their benefit) who:
          o receive lump sum distributions from retirement or employer welfare benefit plans serviced by Principal Life Insurance Company;
          o are participants in retirement or employee welfare benefit plans serviced by the Principal Life;
          o own life or disability insurance policies issued by the Principal Life;
          o    are customers of Principal Residential Mortgage, Inc.;
          o    are customers of Principal Bank; or
          o    have existing Principal Mutual Fund Class R share accounts.

         Investments in these Funds are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         No salesperson, dealer or any other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations from unauthorized parties may not be relied upon as having been made by a Fund, the Manager or any Sub-Advisor.


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL BALANCED FUND, INC.
The Fund seeks to generate a total return consisting of current income and long-term growth of capital.

Main Strategies
The Fund seeks growth of capital and current income by investing primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Fund's assets. The remainder of the Fund's assets is invested in bonds and cash.

Invista serves as Sub-Advisor for the portion of the Fund's portfolio that is invested in equity securities. In making its selection Invista looks for companies that have predictable earnings and which, based on growth prospects, it believes are undervalued in the marketplace. Invista buys stocks with the objective of long-term capital appreciation. From time to time, Invista purchases stocks with the expectation of price appreciation over the short-term. In response to changes in economic conditions, Invista may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks. The Fund may invest up to 25% of its assets in securities of foreign companies.

PCII serves as Sub-Advisor for the portion of the Fund's portfolio that is invested in fixed-income securities. Fixed-income securities are purchased to generate income and for capital appreciation purposes when PCII thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Fund may invest in bonds with speculative characteristics but does not intend to invest more than 5% of its assets in securities rated below BBB by Standard & Poor's Rating Service or Baa by Moody's Investors Service, Inc. Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Main Risks
The value of the stocks owned by the Fund changes on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Fixed-income security values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.

Because the Fund invests in both stocks and bonds, the Fund may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor. As with all mutual funds, as the value of the Fund's assets rise and fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.

Investor Profile
The Fund is generally a suitable investment for investors seeking current income as well as long-term growth of capital.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1991    31.72
1992    10.47
1993    9.01
1994    -3.38
1995    23.39
1996    13.00
1997    17.29
1998    11.20
1999    0.63
2000    -0.71

The year-to-date return as of December 31, 2000 for Class A shares is -0.71% and for Class R shares is -1.24%.

The fund's highest/lowest quarterly returns during this time period were:

        Highest    11.34% (3-31-1991)
        Lowest     -6.53% (9-30-1999)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A    -5.43%    7.00%   10.25%
     Class R    -1.24     7.49*

                                             Past One Past FivePast Ten
                                               Year     Years   Years

S&P 500 Stock Index                           -9.11%   18.31%   17.44%
Lehman Brothers Government/Corporate Bond Index16.16    6.57     9.59
Lehman Brothers Aggregate Bond Index(1)       11.63     6.45     7.95
Lipper Balanced Fund Average                   1.52    11.52    12.28
Morningstar Domestic Hybrid Category           2.06    10.90    11.82


* Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through December 31, 2000.

(1) This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         1 Year  3 Years  5 Years 10 Years
 ---------------------------------------------------------
     Class A              $603     $873  $1,164    $1,990
     Class R               186      576     932     1,782
  You would  pay the  following  expenses  if you did not  redeem  your shares:

     Class A               603      873   1,164     1,990
     Class R               186      576     932     1,782


                             Fund Operating Expenses

                                     Class A   Class R
     Management Fees................   0.58%    0.58%
     12b-1 Fees.....................   0.25     0.67
     Other Expenses.................   0.49     0.58

       Total Fund Operating Expenses   1.32%    1.83%

DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL BLUE CHIP FUND, INC.
The Fund seeks to achieve growth of capital and growth of income by investing primarily in common stocks of well capitalized, established companies.

Main Strategies
The Fund invests primarily in common stocks of large, established companies. The Sub-Advisor, Invista, selects the companies it believes to have the potential for growth of capital, earnings and dividends. Under normal market conditions, the Fund invests at least 65% (and may invest up to 100%) of its assets in blue chip companies. Blue chip companies are easily identified by:
     o    size (market capitalization of at least $1 billion)
     o    easy access to credit
     o    superior management structure
     o    established history of earnings and dividends
     o    good industry position

In addition, the large market of publicly held shares for these companies and their generally high trading volume results in a relatively high degree of liquidity for these stocks.

Invista may invest up to 35% of Fund assets in equity securities, other than common stocks, issued by blue chip companies and in equity securities of companies that do not fit the blue chip definition. It may also invest up to 5% of Fund assets in securities of unseasoned issuers, which are more speculative than blue chip company securities. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Up to 20% of Fund assets may be invested in foreign securities. The issuers of the foreign securities do not have to meet the criteria for blue chip companies. In addition, foreign securities carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Main Risks
The value of the stocks owned by the Fund changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, as with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and are willing to accept the risks of investing in common stocks but prefer investing in larger, established companies.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1992    6.09
1993    2.62
1994    3.36
1995    33.19
1996    16.78
1997    26.25
1998    16.65
1999    11.96
2000    -10.89

The year-to-date return as of December 31, 2000 for Class A shares is -10.89% and for Class R shares is -11.34%.

The fund's highest/lowest quarterly results during this time period were:

          Highest    16.40% (6-30-1997)
          Lowest     -9.92% (9-30-1998)



      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A   -15.13%   10.30%   11.10%*
     Class R   -11.34    10.61**

                                    Past One Past FivePast Ten
                                      Year     Years   Years

S&P 500 Stock Index                  -9.11%   18.31%   17.44%
Lipper Large-Cap Value Fund Average   1.32    15.74    15.81
Lipper Large-Cap Core Fund Average(1)-8.96    16.82    16.14
Morningstar LargeCap Blend Category  -6.97    15.96    15.66

* Period from March 1, 1991, date Class A shares first offered to the public, through December 31, 2000.
** Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through December 31, 2000.
(1) This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                           1 Year  3 Years  5 Years 10 Years
  ----------------------------------------------------------
       Class A              $604     $876  $1,169    $2,000
       Class R               180      557     909     1,767
   You would  pay the  following  expenses  if you did not  redeem  your shares:

       Class A               604      876   1,169     2,000
       Class R               180      557     909     1,767


                             Fund Operating Expenses

                                     Class A   Class R
     Management Fees................   0.43%    0.49%
     12b-1 Fees.....................   0.25     0.68
     Other Expenses.................   0.51     0.52

       Total Fund Operating Expenses   1.19%    1.69%

DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL CAPITAL VALUE FUND, INC.
The  Fund  seeks  to  achieve  primarily  long-term  capital   appreciation  and
secondarily growth of investment income through the purchase primarily of common stocks, but the Fund may invest in other securities.

Main Strategies
The Fund invests primarily in common stocks and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 65% of its assets in companies with a market capitalization of greater than $10 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

The Fund invests in stocks that, in the opinion of the Sub-Advisor, Invista, are undervalued in the marketplace at the time of purchase. This value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to their peers. The Fund's investments are selected primarily on the basis of fundamental security analysis, focusing on the company's financial stability, sales, earnings, dividend trends, return on equity and industry trends. The Fund often invests in stocks considered temporarily out of favor. Investors often overreact to bad news and do not respond quickly to good news. This results in undervalued stocks of the type held by the Fund.

Invista focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

In addition, the Fund is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the value of the Fund's assets rise and fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth, and are willing to accept the risks of investing in common stocks but also prefer investing in companies that appear to be considered undervalued relative to similar companies.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1991    37.21
1992    9.09
1993    7.56
1994    0.21
1995    31.90
1996    23.42
1997    28.69
1998    12.13
1999    -6.86
2000    -0.08

The year-to-date return as of December 31, 2000 for Class A shares is -0.08% and for Class R shares is -0.65%.

The fund's highest/lowest quarterly returns during this time period were:

       Highest    17.94% (3-31-1991)
       Lowest    -12.45% (9-30-1999)





      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A    -4.82%    9.56%   12.88%
     Class R    -0.65     9.61*

                                     Past One Past FivePast Ten
                                       Year     Years   Years

 S&P 500 Stock Index                  -9.11%   18.31%   17.44%
 S&P 500 Barra Value Index             6.08    16.79    16.86
 Lipper Large-Cap Value Fund Average   1.32    15.74    15.81
 Morningstar LargeCap Value Category   5.47    13.91    14.95

* Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through December 31, 2000.

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        1 Year  3 Years  5 Years 10 Years
---------------------------------------------------------
    Class A              $566     $760    $970    $1,575
    Class R               139      434     700     1,324
 You would  pay the  following  expenses  if you did not  redeem  your shares:

    Class A               566      760     970     1,575
    Class R               139      434     700     1,324


                             Fund Operating Expenses

                                     Class A   Class R
     Management Fees................   0.53%    0.53%
     12b-1 Fees.....................   0.17     0.46
     Other Expenses.................   0.24     0.38

       Total Fund Operating Expenses   0.94%    1.37%

DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL GROWTH FUND, INC.
The Fund seeks to achieve growth of capital through the purchase primarily of common stocks, but the Fund may invest in other securities.

Main Strategies
The Fund invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 65% of its assets in companies with a market capitalization of greater than $10 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Invista, uses a bottom-up approach in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Invista's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 25% of Fund assets may be invested in foreign securities.

Invista places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Fund attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

In addition, the Fund is subject to the risk that its principal market segment, large capitalization growth stocks, may underperform compared to other market segments or to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the value of the Fund's assets rise and fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth. You must be willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


Annual Total Returns

1991    56.61
1992    10.16
1993    7.51
1994    3.21
1995    33.47
1996    12.23
1997    28.41
1998    20.37
1999    16.13
2000    -10.64

The year-to-date return as of December 31, 2000 for Class A shares is -10.64% and for Class R shares is -11.12%.

The fund's highest/lowest quarterly returns during this time period were:

     Highest    24.39% (3-31-1991)
     Lowest    -17.08% (12-31-2000)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A   -14.89%   11.39%   15.92%
     Class R   -11.12    11.55*

                                     Past One Past FivePast Ten
                                       Year     Years   Years

 S&P 500 Stock Index                  -9.11%   18.31%   17.44%
 Lipper Large-Cap Growth Fund Average-16.22    18.43    17.20
 Morningstar LargeCap Growth Category-14.09    18.10    17.13

* Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        1 Year  3 Years  5 Years 10 Years
---------------------------------------------------------
    Class A              $580     $802  $1,042    $1,730

    Class R               161      499     803     1,510
 You would  pay the  following  expenses  if you did not  redeem  your shares:

    Class A               580      802   1,042     1,730
    Class R               161      499     803     1,510


                             Fund Operating Expenses

                                     Class A   Class R
     Management Fees................   0.53%    0.53%
     12b-1 Fees.....................   0.24     0.66
     Other Expenses.................   0.31     0.39

       Total Fund Operating Expenses   1.08%    1.58%

DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL LARGECAP STOCK INDEX FUND, INC.
The Fund seeks to achieve long-term growth of capital.

Main Strategies
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") 500 Index. The Sub-Advisor, Invista, will attempt to mirror the investment performance of the index by allocating the Fund's assets in approximately the same weightings as the S&P 500. Over the long-term, Invista seeks a correlation between performance of the Fund, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 100% will be achieved.

The Fund is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Invista focuses on tracking the S&P 500.

Main Risks
Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Fund's portfolio may be weighted differently from the S&P 500, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

Invista reserves the right to omit or remove any of the S&P 500 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead Invista to believe that it should not be a part of the Fund's assets.

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of your investment in the Fund will go up and down which means that you could lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds.

The Fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance. The correlation between Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements, and could also reduce the opportunity for gain.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and are willing to accept the risks of investing in common stocks and prefer a passive rather than active management style.


* Standard & Poor's Corporation is not affiliated with the Principal LargeCap Stock Index Fund, Inc., Invista Capital Management LLC or Principal Life Insurance Company.

As the inception date of the Fund is March 1, 2000, only limited historical performance data is available.

      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's cumulative returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

              Past One
                Year

     Class A -4.36%*
     Class R -3.36**

                          Past One Past FivePast Ten
                            Year     Years    Years

S&P 500 Stock Index        -9.11%    18.31%   17.44%
Lipper S&P Funds  Average  -9.57     17.82    16.99

* Period from March 1, 2000, date A shares first offered to the public, through December 31, 2000.
** Period from March 1, 2000, date R shares first offered to eligible purchasers, through December 31, 2000.


                                    Examples


The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        1 Year  3 Years  5 Years 10 Years
---------------------------------------------------------
    Class A              $332     $714   $1,120   $2,255

    Class R               207      640    1,073    2,216
 You would  pay the  following  expenses  if you did not  redeem  your shares:

    Class A               332      714    1,120    2,255
    Class R               207      640    1,073    2,216


                            Fund Operating Expenses *

                                     Class A   Class R
     Management Fees**..............   0.00%    0.00%
     12b-1 Fees.....................   0.15     0.56
     Other Expenses.................   0.64     0.73


       Total Fund Operating Expenses   0.79%    1.29%

     *    Total Fund Operating Expenses are estimated.

     ** The Manager has voluntarily agreed to waive a portion of its fee for the Fund from the date operations commenced. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2002. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:

                    0.90% for Class A Shares
                    1.40% for Class R Shares

DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL MIDCAP FUND, INC.
The Fund seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

Main Strategies
The Fund primarily invests in stocks of growth-oriented companies. Stocks that are chosen for the Fund by the Sub-Advisor, Invista, are thought to be responsive to changes in the marketplace and have the fundamental characteristics to support growth. The Fund may invest for any period in any industry, in any kind of growth-oriented company. Companies may range from the well-established and well-known to the new and unseasoned. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Under normal market conditions, the Fund invests at least 65% of its assets in securities of companies with market capitalizations in the $1 billion to $10 billion range. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Fund may invest up to 20% of its assets in securities of foreign companies. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Main Risks
The value of the stocks owned by the Fund changes on a daily basis. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. In the short-term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for short-term fluctuations in the value of your investments. It is designed for a portion of your investments and not designed for you if you are seeking income or conservation of capital.

The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


Annual Total Returns

1991    52.83
1992    14.81
1993    12.29
1994    3.03
1995    34.20
1996    19.13
1997    22.94
1998    -0.23
1999    11.62
2000    15.36

The year-to-date return as of December 31, 2000 for Class A shares is 15.36% and for Class R shares is 14.73%.

The fund's highest/lowest quarterly returns during this time period were:

        Highest    25.77% (3-31-1991)
        Lowest    -21.24% (9-30-1998)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A     9.88%   12.37%   17.18%
     Class R    14.73    12.17*

                                    Past One Past FivePast Ten
                                      Year     Years   Years

S&P 400 MidCap Index                 17.51%   20.39%   19.84%
Lipper Mid-Cap Core Fund Average      7.10    16.02    17.08
Morningstar MidCap Blend Category     3.37    14.45    15.76

* Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through December 31, 2000.

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                          1 Year  3 Years  5 Years 10 Years
 ----------------------------------------------------------
      Class A              $589     $829  $1,088    $1,828

      Class R               165      511     829     1,593
   You would  pay the  following  expenses  if you did not  redeem  your shares:

      Class A               589      829   1,088     1,828
      Class R               165      511     829     1,593

                             Fund Operating Expenses

                                     Class A   Class R
     Management Fees................   0.56%    0.56%
     12b-1 Fees.....................   0.24     0.56
     Other Expenses.................   0.37     0.50

       Total Fund Operating Expenses   1.17%    1.62%

DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL PARTNERS EQUITY GROWTH FUND, INC.
The Fund seeks to achieve long-term capital appreciation.

Main Strategies
The Fund seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. The Fund invests primarliy in companies with market capitalizations of $10 billion or more that exhibit strong or accelerating earnings growth. The Sub-Advisor, Morgan Stanley, emphasizes individual security selection and may focus the Fund's holdings within the limits permissible for a diversified fund.

Morgan Stanley follows a flexible investment program in looking for companies with above average capital appreciation potential. Morgan Stanley focuses on companies with consistent or rising earnings growth records and compelling business strategies. Morgan Stanley continually and rigorously studies company developments, including business strategy, management focus and financial results to identify companies with earnings growth and business momentum. In addition, Morgan Stanley closely monitors analysts' expectations to identify issuers that have the potential for positive earnings surprises versus consensus expectations. Valuation is of secondary importance and is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.

The Fund has a long-term investment approach. However, Morgan Stanley considers selling securities of issuers that no longer meet its criteria. To the extent that the Fund engages in short-term trading, it may have increased transaction costs.

Main Risks
The value of the stocks owned by the Fund changes on a daily basis. Stock prices can fluctuate dramatically both in the long-term and short-term. The current price reflects the activities of individual companies and general market and economic conditions. Prices of equity securities tend to be more volatile than prices of fixed-income securities. The prices of equity securities rise and fall in response to a number of different factors. In particular, prices of equity securities respond to events that affect entire financial markets or industries (for example, changes in inflation or consumer demand) and to events that affect particular issuers (for example, news about the success or failure of a new product).

The Fund may invest up to 25% of its assets in securities of foreign companies. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

At times, the Fund's market sector (large-capitalization growth-oriented equity securities) may underperform relative to other sectors. The Fund may purchase stocks of companies that may have greater risks than other stocks with lower potential for earnings growth.

As with all mutual funds, as the value of the Fund's assets rise and fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are willing to accept the risks and uncertainties of investing in equity securities in the hope of earning superior returns.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


Annual Total Returns

2000    -12.24

The year-to-date return as of December 31, 2000 for Class A shares is -12.24% and for Class R shares is -12.60%.

The fund's highest/lowest quarterly returns during this time period were:

    Highest     9.65% (3-31-2000)
    Lowest    -15.27% (12-31-2000)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's cumulative returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

              Past One Past Five
                Year     Years

     Class A   -16.43    -5.59%*
     Class R   -12.60    -1.89**

                                            Past One Past FivePast Ten
                                              Year     Years    Years

S&P 500 Stock Index                           -9.11%   18.31%   17.44%
Lipper Large-Cap Growth Fund Average         -16.22    18.43    17.20
Morningstar LargeCap Growth Category         -14.09    18.10    17.13

* Period from November 1, 1999, date A shares first offered to the public, through December 31, 2000.
** Period from November 1, 1999, date R shares first offered to eligible purchasers, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        1 Year  3 Years  5 Years 10 Years
---------------------------------------------------------
    Class A              $667   $1,070  $1,497    $2,682

    Class R               236      727   1,207     2,420
 You would  pay the  following  expenses  if you did not  redeem  your shares:

    Class A               667    1,070   1,497     2,682
    Class R               236      727   1,207     2,420


                             Fund Operating Expenses

                                     Class A   Class R
     Management Fees ...............   0.33%    0.48%
     12b-1 Fees.....................   0.25     0.60
     Other Expenses.................   0.99     0.98

       Total Fund Operating Expenses   1.57%    2.06%

DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL PARTNERS LARGECAP GROWTH FUND, INC.
The Fund seeks to achieve long-term growth of capital by investing primarily in common stocks of larger capitalization domestic companies.

Main Strategies
The Fund is a non-diversified fund that invests primarily in equity securities of companies in the U.S. with comparatively larger market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Under normal market conditions, the Fund invests at least 75% of its total assets in domestic companies with market capitalizations in excess of $10 billion. In addition, the Fund may invest up to 25% of its assets in securities of foreign issuers.

In selecting securities for investment, the Sub-Advisor, Duncan-Hurst, looks at stocks it believes have prospects for above average growth over an extended period of time. Duncan-Hurst seeks to identify companies with accelerating earnings growth and positive company fundamentals. While economic forecasting and industry sector analysis play a part in its research effort, Duncan-Hurst's stock selection process begins with individual company analysis. This is often referred to as a bottom-up approach to investing. From a group of companies that meet Duncan-Hurst's standards, it selects the securities of those companies that it believes will have earnings growth at an above-average rate. In making this determination, Duncan-Hurst considers certain characteristics of a particular company including new product development, management change and competitive market dynamics.

Main Risks
While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Fund changes on a daily basis. The current price reflects the activities of individual companies and general and market conditions. In the short-term, stock prices fluctuate dramatically in response to these factors. As a result, the value of your investment in the Fund will go up and down. If you sell your shares when their value is less than the price you paid, you will lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The Fund anticipates that its portfolio turnover rate will typically exceed 150%. Turnover rates in excess of 100% generally result in higher transaction costs and a possible increase in short-term capital gains (or losses).

The Fund is a non-diversified company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which means that a relatively high percentage of assets of the Fund may be invested in the obligations of a limited number of issuers. The value of the shares of the Fund may be more susceptible to a single economic, political or regulatory occurrence than the shares of a diversified investment company.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for volatile fluctuations in the value of your investment. This Fund is designed as a long-term investment with growth potential for diversification of your investment portfolio. It is not appropriate if you are seeking income or conservation of capital.


As the inception date of the Fund is March 1, 2000, only limited historical performance data is available.

      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's cumulative returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

              Past One
                Year

     Class A   -35.32%*
     Class R   -32.39**

                                            Past One Past FivePast Ten
                                              Year     Years    Years

S&P 500 Stock Index                           -9.11%   18.31%   17.44%
Russell 1000 Growth Index                    -22.42    18.12    17.33
Lipper Large-Cap Growth Fund Average         -16.11    18.43    17.20

* Period from March 1, 2000, date A shares first offered to the public, through December 31, 2000.
** Period from March 1, 2000, date R shares first offered to eligible purchasers, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        1 Year  3 Years  5 Years 10 Years
---------------------------------------------------------
    Class A              $710   $1,199  $1,714    $3,119

    Class R               295      904   1,486     2,934
 You would  pay the  following  expenses  if you did not  redeem  your shares:

    Class A               710    1,199   1,714     3,119
    Class R               295      904   1,486     2,934


                             Fund Operating Expenses

                                     Class A   Class R
     Management Fees*...............   0.19%    0.09%
     12b-1 Fees.....................   0.25     0.55
     Other Expenses.................   1.29     1.47

       Total Fund Operating Expenses   1.73%    2.11%


     * The Manager has voluntarily agreed to waive a portion of its fee for the Fund from the date operations commenced. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2002. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:

                1.95% for Class A Shares
                2.45% for Class R Shares

DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL PARTNERS MIDCAP GROWTH FUND, INC.
The Fund seeks to achieve long-term growth of capital by investing primarily in medium capitalization U.S. companies with strong earnings growth potential.

Main Strategies
The Partners MidCap Growth Fund invests primarily in common stocks and other equity securities of U.S. companies. Under normal market conditions, the Fund invests at least 65% of its assets in companies with market capitalizations in the $1 billion and $10 billion range.

The Fund invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell MidCap Index. The Fund is not an index fund and does not limit its investment to the securities of issuers in the Russell MidCap Index.

The Sub-Advisor, Turner, selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable, and introduce an unacceptable level of risk. As a result, under normal market conditions the Fund is fully invested.

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

In addition, the Fund is subject to the risk that its principal market segment, medium capitalization growth stocks, may underperform compared to other market segments or to the equity markets as a whole. Because of this volatility, the value of the Fund's equity securities may fluctuate on a daily basis. These fluctuations may reduce your principal investment and lead to varying returns. If you sell your shares when their value is less than the price you paid, you will lose money.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth of capital and are willing to accept the potential for short-term fluctuations in the value of your investment. This Fund is not designed for income or conservation of capital.


As the inception date of the Fund is March 1, 2000, only limited historical performance data is available.

      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's cumulative returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

              Past One
                Year

     Class A -32.85%*
     Class R -29.78**

                                          Past One Past FivePast Ten
                                            Year     Years    Years

Russell MidCap Growth Index                -11.74%   17.75%   18.08%
Lipper Mid-Cap Growth Fund Average          10.01    17.62    19.06


* Period from March 1, 2000, date A shares first offered to the public, through December 31, 2000.
** Period from March 1, 2000, date R shares first offered to eligible purchasers, through December 31, 2000.

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        1 Year  3 Years  5 Years 10 Years
---------------------------------------------------------
    Class A              $716   $1,217  $1,742    $3,176

    Class R               297      910   1,500     2,980
 You would  pay the  following  expenses  if you did not  redeem  your shares:

    Class A               716    1,217   1,742     3,176
    Class R               297      910   1,500     2,980


                             Fund Operating Expenses

                                     Class A   Class R
     Management Fees*...............   0.19%    0.25%
     12b-1 Fees.....................   0.25     0.56
     Other Expenses.................   1.35     1.48

       Total Fund Operating Expenses   1.79%    2.29%


     * The Manager has voluntarily agreed to waive a portion of its fee for the Fund from the date operations commenced. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2002. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:

                1.95% for Class A Shares
                2.45% for Class R Shares

DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL REAL ESTATE FUND, INC.
The Fund seeks to generate total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

Main Strategies The Fund invests primarily in equity securities of companies engaged in the real estate industry. For purposes of the Fund's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

The Fund may invest up to 25% of its assets in securities of foreign real estate companies. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are effectively permitted to eliminate corporate level federal income taxes if they meet certain requirements of the Internal Revenue Code. The Fund focuses on equity REITs. REITs are characterized as: o equity REITs, which primarily own property and generate revenue from rental income; o mortgage REITs, which invest in real estate mortgages; and o hybrid REITs, which combine the characteristics of both equity and mortgage REITs.

Main Risks
Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
o    declines in the value of real estate
o    risks related to general and local economic conditions
o    dependency on management skills
o    heavy cash flow dependency
o    possible lack of available mortgage funds
o    overbuilding
o    extended vacancies in properties
o    increases in property taxes and operating expenses
o    changes in zoning laws
o    expenses incurred in the cleanup of environmental problems
o    casualty or condemnation losses
o    changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
o    are dependent upon management skills and may not be diversified;
o    are subject to cash flow dependency and defaults by borrowers; and
o    could fail to qualify for tax-free pass-through of income under the Code.

Because of these factors, the value of the securities held by the Fund, and in turn the net asset value of the shares of the Fund change on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. In the short term, share prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth, want to invest in companies engaged in the real estate industry and are willing to accept fluctuations in the value of your investment.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1998    -13.62
1999    -4.76
2000    29.65

The year-to-date return as of December 31, 2000 for Class A shares is 29.65% and for Class R shares is 29.04%.

The fund's highest/lowest quarterly returns during this time period were:

      Highest    11.31% (6-30-2000)
      Lowest     -8.25% (9-30-1999)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past Five
                 Year     Years

     Class A    23.46%    0.52%*
     Class R    29.04%    1.90%**

                                              Past One Past FivePast Ten
                                                Year     Years   Years

 Morgan Stanley REIT Index                     26.81%   10.13%   --  %
 Lipper Real Estate Fund Average               25.62    10.26    11.79
 Morningstar Specialty - Real Estate Category  25.83    10.31    11.33

* Period from December 31, 1997, date A shares first offered to the public, through December 31, 2000.
** Period from December 31, 1997, date R shares first offered to eligible purchasers, through December 31, 2000.

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                          1 Year  3 Years  5 Years 10 Years
 ----------------------------------------------------------
      Class A              $685   $1,122  $1,584    $2,859

      Class R               251      773   1,286     2,609
   You would  pay the  following  expenses  if you did not  redeem  your shares:

      Class A               685    1,122   1,584     2,859
      Class R               251      773   1,286     2,609


                             Fund Operating Expenses


                                     Class A   Class R
     Management Fees................   0.61%    0.80%
     12b-1 Fees.....................   0.25     0.60
     Other Expenses.................   1.02     0.98

       Total Fund Operating Expenses   1.88%    2.38%

DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL SMALLCAP FUND, INC.
The Fund seeks to achieve long-term growth of capital by investing  primarily in
equity   securities   of   companies   with    comparatively    smaller   market
capitalizations.

Main Strategies
Under normal market conditions, the Fund invests at least 65% of its assets in securities of companies with market capitalizations of $1.5 billion or less at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics. In managing the assets of the Fund, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Invista's estimation of forward looking rates of return.

Main Risks
Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for volatile fluctuations in the value of your investment. It is not designed for you if you are seeking income or conservation of capital.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1998    -5.68
1999    43.22
2000    -14.03

The year-to-date return as of December 31, 2000 for Class A shares is -14.03% and for Class R shares is -14.40%.

The fund's highest/lowest quarterly returns during this time period were:

    Highest    23.39% (12-31-1999)
    Lowest    -23.52% (9-30-1998)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past Five
                 Year     Years

     Class A   -18.12%    3.42%*
     Class R   -14.40%    4.88%**

                                     Past One Past FivePast Ten
                                       Year     Years   Years

 S&P 600 Stock Index                  11.80%   13.56%   17.43%
 Lipper Small-Cap Core Fund Average    5.07    12.52    15.52
 Morningstar SmallCap Blend Category  12.84    12.95    15.92

* Period from December 31, 1997, date Class A shares first offered to the public, through December 31, 2000.
** Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        1 Year  3 Years  5 Years 10 Years
---------------------------------------------------------
    Class A              $645   $1,003  $1,384    $2,450
    Class R               222      685   1,126     2,227
 You would  pay the  following  expenses  if you did not  redeem  your shares:

    Class A               645    1,003   1,384     2,450
    Class R               222      685   1,126     2,227

                             Fund Operating Expenses



                                     Class A   Class R
     Management Fees................   0.83%    0.77%
     12b-1 Fees.....................   0.25     0.71
     Other Expenses.................   0.67     0.64

       Total Fund Operating Expenses   1.75%    2.12%

DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL UTILITIES FUND, INC.
The Fund seeks to achieve high current income and long-term growth of income and capital. The Fund seeks to achieve its objective by investing primarily in equity and fixed-income securities of companies in the public utilities industry.

Main Strategies
The Fund invests in securities issued by companies in the public utilities industry. These companies include:
o companies engaged in the manufacture, production, generation, sale or distribution of electric or gas energy or other types of energy; and
o companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not public broadcasting or cable television).
The Sub-Advisor, Invista, considers a company to be in the public utilities industry if, at the time of investment, at least 50% of the company's assets, revenues or profits are derived from one or more of those industries.

Under normal market conditions, at least 65% (and up to 100%) of the assets of the Fund are invested in equity securities and fixed-income securities in the public utilities industry. The Fund does not have any policy to concentrate its assets in any segment of the utilities industry. The portion of Fund assets invested in equity securities and fixed-income securities varies from time to time. When determining how to invest the Fund's assets to achieve its investment objective, Invista considers:
o    changes in interest rates;
o    prevailing market conditions; and
o    general economic and financial conditions.

The Fund invests in fixed-income securities, which at the time of purchase, are
o    rated in one of the top four categories by S&P or Moody's; or
o    if not rated, in the Manager's opinion are of comparable quality.

Main Risks
Since the Fund's investments are concentrated in the utilities industry, the value of its shares changes in response to factors affecting those industries. Many utility companies have been subject to risks of: o increase in fuel and other operating costs; o changes in interests rates on borrowings for capital improvement programs; o changes in applicable laws and regulations; o changes in technology which render existing plants, equipment or products obsolete; o effects of conservation; and o increased costs and delays associated with environmental regulations.

Generally, the prices charged by utilities are regulated with the intention of protecting the public while ensuring that utility companies earn a return sufficient to attract capital to grow and provide appropriate services. However, due to political and regulatory factors, rate changes ordinarily occur following a change in financing costs. This delay tends to favorably affect a utility company's earnings and dividends when costs are decreasing but also adversely affects earnings and dividends when costs are rising. In addition, the value of the utility company bond prices rise when interest rates fall and fall when interest rates rise.

Certain states are adopting deregulation plans. These plans generally allow for the utility company to set the amount of their earnings without regulatory approval.

The share price of the Fund may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking quarterly dividends to generate income or to be reinvested for growth, want to invest in companies in the utilities industry and are willing to accept fluctuations in the value of your investment.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1993    8.42
1994    -11.09
1995    33.87
1996    4.56
1997    29.58
1998    22.50
1999    2.25
2000    18.23

The year-to-date return as of December 31, 2000 for Class A shares is 18.23% and for Class R shares is 17.56%.

The fund's highest/lowest quarterly returns during this time period were:

      Highest    19.24% (12-31-1997)
      Lowest     -9.00% (3-31-1994)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A    12.59%   13.83%   12.12%*
     Class R    17.56    14.81**

                                              Past One Past FivePast Ten
                                                Year     Years   Years

 S&P 500 Stock Index                           -9.11%   18.31%   17.44%
 Dow Jones Utilities Index with
    Income Fund Average                        51.07    17.81     --
 Lipper Utilities Fund Average                  7.86    15.36    13.77
 Morningstar Specialty - Utilities Category     7.15    15.17    13.66

* Period from December 16, 1992, date Class A shares first offered to the public, through December 31, 2000.
** Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         1 Year  3 Years  5 Years 10 Years
----------------------------------------------------------
     Class A              $594     $847  $1,119    $1,893

     Class R               183      566     910     1,705
  You would  pay the  following  expenses  if you did not  redeem  your shares:

     Class A               594      847   1,119     1,893
     Class R               183      566     910     1,705

                             Fund Operating Expenses


                                     Class A   Class R
     Management Fees................   0.59%    0.59%
     12b-1 Fees.....................   0.25     0.69
     Other Expenses.................   0.39     0.52

       Total Fund Operating Expenses   1.23%    1.80%

INTERNATIONAL GROWTH-ORIENTED FUND

PRINCIPAL EUROPEAN EQUITY FUND, INC.
The Fund seeks long-term growth of capital.

Main Strategies
The Fund invests primarily in equity securities of companies domiciled or in the opinion of the Sub-Advisor, BT, having their core business in Europe. The Fund may also invest in other securities of such companies. The Fund offers an opportunity to invest in a region with a wide spread of industries and in companies which, in the opinion of BT, may be undervalued.

The Fund invests in securities listed on foreign or domestic securities exchanges, securities traded in foreign or domestic over-the-counter markets and depositary receipts. Under normal market conditions, the Fund invests at least 65% of its assets in European securities. These include securities of:
o    companies organized under the laws of European countries;
o companies for which the principal securities trading market is in a European country; and
o companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced or sales made in European countries.

BT selects securities for the Fund based on its own global investment research. The research program is focused on three key criteria:
o business franchise - considering factors such as the company's relationship with its suppliers and customers, the degree of rivalry with competitors as well as the exposure to regulatory and technological risk;
o quality of management - assessing the company's management on its ability to execute current business plans, manage the capital invested in the business as well as the level of transparency with respect to strategy and operations; and
o business valuation - determining the private market or `true business value' of the firm.

BT's qualitative analysis is complemented by disciplined valuation techniques. These include proprietary models as well as conventional market measurements and industry specific models of relative value. This analytical framework ensures consistency and transparency throughout the research process. Portfolios are constructed and managed within predetermined guidelines that are regularly monitored by BT.

Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

The Fund anticipates that its portfolio turnover may, on occasion, exceed 100%. Turnover rates in excess of 100% generally result in higher transaction costs and a possible increase in short-term capital gains (or losses).

The Fund may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.

The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. In the short-term, stock prices can fluctuate dramatically in response to these factors. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.

Investor Profile
The Fund is generally a suitable investment for investors seeking long-term growth of capital in European markets who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


As the inception date of the Fund is May 1, 2000, only limited historical performance data is available.

      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's cumulative returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

              Past One
                Year

     Class A   -15.93%*
     Class R   -12.06**

                                             Past One Past FivePast Ten
                                               Year     Years    Years

 Morgan Stanley Capital International
   Europe (15) Index                           -8.39%   15.37%   13.48%
 Lipper European Region Fund Average           -6.19    15.77    12.61

* Period from May 1, 2000, date A shares first offered to the public, through December 31, 2000.
** Period from May 1, 2000, date R shares first offered to eligible purchasers, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        1 Year  3 Years  5 Years 10 Years
---------------------------------------------------------
    Class A              $803   $1,476     N/A       N/A

    Class R               370    1,126     N/A       N/A
 You would  pay the  following  expenses  if you did not  redeem  your shares:

    Class A               803    1,476     N/A       N/A
    Class R               370    1,126     N/A       N/A


                             Fund Operating Expenses

                                     Class A   Class R
     Management Fees*...............   0.00%    0.21%
     12b-1 Fees.....................   0.25     0.56
     Other Expenses.................   2.24     2.22

       Total Fund Operating Expenses   2.49%    2.99%


     * The Manager has agreed to waive a portion of its fee for the Fund from the date operations commenced. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2002. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:

                2.50% for Class A Shares
                3.00% for Class R Shares

INTERNATIONAL GROWTH-ORIENTED FUND

PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.
The Fund seeks to achieve long-term growth of capital by investing primarily in equity securities of issuers in emerging market countries.

Main Strategies
The Fund seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Fund, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Invista, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 65% of the Fund's assets are invested in emerging market country equity securities. The Fund invests in securities of:
o companies with their principal place of business or principal office in emerging market countries;
o companies for which the principal securities trading market is an emerging market country; or
o companies, regardless of where its securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

Main Risks
Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.

Under unusual market or economic conditions, the Fund may invest in the same kinds of securities as the other Growth-Oriented Funds. These include securities issued by domestic or foreign corporations, governments or governmental agencies, instrumentalities or political subdivisions. The securities may be denominated in U.S. dollars or other currencies.

Because the values of the Fund's assets are likely to rise or fall dramatically, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and want to invest a portion of your assets in securities of companies in emerging market countries. This Fund is not an appropriate investment if you are seeking either preservation of capital or high current income. You must be able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1998    -17.42
1999    67.20
2000    -28.63

The year-to-date return as of December 31, 2000 for Class A shares is -28.63% and for Class R shares is -28.85%.

The fund's highest/lowest quarterly returns during this time period were:

     Highest    38.24% (12-31-1999)
     Lowest    -18.97% (9-30-1998)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past Five
                 Year     Years

     Class A   -31.74%   -5.15%*
     Class R   -28.85    -4.00**

                                              Past One Past FivePast Ten
                                                Year     Years   Years

 Morgan Stanley Capital International EMF
   (Emerging Markets Free) Index              -30.61%   -4.17%    8.25%
 Lipper Emerging Markets Fund Average         -30.59    -2.15     1.91
 Morningstar Diversified Emerging
    Market Category                           -31.11    -2.08     1.96

* Period from August 29, 1997, date A shares first offered to the public, through December 31, 2000.
** Period from August 29, 1997, date R shares first offered to eligible purchasers, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        1 Year  3 Years  5 Years 10 Years
---------------------------------------------------------
    Class A              $725   $1,242  $1,785    $3,261

    Class R               277      850   1,433     2,973
 You would  pay the  following  expenses  if you did not  redeem  your shares:

    Class A               725    1,242   1,785     3,261
    Class R               277      850   1,433     2,973

                             Fund Operating Expenses

                                     Class A   Class R
     Management Fees*...............   1.15%    1.25%
     12b-1 Fees.....................   0.25     0.42
     Other Expenses.................   1.09     1.07

       Total Fund Operating Expenses   2.49%    2.74%

     * The Manager has voluntarily agreed to waive a portion of its fee for the Fund. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending February 28 2002. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:

                2.50% for Class A Shares
                3.00% for Class R Shares

INTERNATIONAL GROWTH-ORIENTED FUND

PRINCIPAL INTERNATIONAL FUND, INC.
The Fund seeks long-term growth of capital by investing in a portfolio of equity securities of companies domiciled in any of the nations of the world.

Main Strategies The Fund invests in securities of:
o companies with their principal place of business or principal office outside the U.S.;
o companies for which the principal securities trading market is outside the U.S.; and
o companies, regardless of where its securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Fund intends to have at least 65% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Fund does not intend to invest in equity securities of U.S. companies.

Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia
(Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.

In choosing investments for the Fund, the Sub-Advisor, Invista, pays particular attention to the long-term earnings prospects of the various companies under consideration. Invista then weighs those prospects relative to the price of the security.

Main Risks
The values of the stocks owned by the Fund change on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short term, stock prices and currencies can fluctuate dramatically in response to these factors. In addition, there are risks involved with any investment in foreign securities that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Under unusual market or economic conditions, the Fund may invest in the same kinds of securities as the other Growth-Oriented Funds. These include securities issued by domestic or foreign corporations, governments or governmental agencies, instrumentalities or political subdivisions. The securities may be denominated in U.S. dollars or other currencies.

As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and want to invest in non-U.S. companies. This Fund is not an appropriate investment if you are seeking either preservation of capital or high current income. You must be able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1991    15.25
1992    0.81
1993    46.34
1994    -5.26
1995    11.56
1996    23.76
1997    12.22
1998    8.48
1999    25.82
2000    -8.64

The year-to-date return as of December 31, 2000 for Class A shares is -8.64% and for Class R shares is -9.28%.

The fund's highest/lowest quarterly returns during this time period were:

    Highest    16.78% (12-31-1999)
    Lowest    -17.80% (9-30-1998)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A   -12.96%   10.53%   11.48%
     Class R    -9.28    10.18*
                                             Past One Past FivePast Ten
                                               Year     Years   Years

Morgan Stanley Capital International EAFE
  (Europe, Australia and Far East) Index     -14.17%    7.13%    8.24%
Lipper International Fund Average            -15.60     9.45     9.85
Morningstar Foreign Category                 -15.66     9.43     9.57

* Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         1 Year  3 Years  5 Years 10 Years
----------------------------------------------------------
     Class A              $598     $859  $1,139    $1,936

     Class R               189      585     938     1,757
  You would  pay the  following  expenses  if you did not  redeem  your shares:

     Class A               598      859   1,139     1,936
     Class R               189      585     938     1,757

                             Fund Operating Expenses

                                    Class A   Class R
     Management Fees................   0.80%    0.80%
     12b-1 Fees.....................   0.18     0.63
     Other Expenses.................   0.29     0.43

       Total Fund Operating Expenses   1.27%    1.86%

INTERNATIONAL GROWTH-ORIENTED FUND

PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
The Fund seeks to achieve long-term growth of capital by investing primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations.

Main Strategies The Fund invests in securities of:
o companies with their principal place of business or principal office outside the U.S.;
o companies for which the principal securities trading market is outside the U.S.; and
o companies, regardless of where its securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

Under normal market conditions, the Fund invests at least 65% of its assets in securities of companies having market capitalizations of $1.5 billion or less at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Fund diversifies its investments geographically. There is no limitation on the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Fund intends to invest at least 65% of its assets in securities of companies of at least three countries.

Main Risks
Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
This Fund is not an appropriate investment if you are seeking either preservation of capital or high current income. You must be able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies. The Fund is generally a suitable investment if you are seeking long-term growth and want to invest a portion of your assets in smaller, non-U.S. companies.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1998    14.40
1999    84.72
2000    -13.28

The year-to-date return as of December 31, 2000 for Class A shares is -13.28% and for Class R shares is -13.56%.

The fund's highest/lowest quarterly returns during this time period were:

     Highest    36.96% (12-31-1999)
     Lowest    -19.84% (9-30-1998)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past Five
                 Year     Years

     Class A   -17.38%   17.59%*
     Class R   -13.56    19.27**

                                              Past One Past FivePast Ten
                                                Year     Years   Years

 Morgan Stanley Capital International EAFE
   (Europe, Australia and Far East) Index     -14.17%    7.13%    8.24%
 Lipper International Small-Cap Fund Average  -14.82    16.80    12.68
 Morningstar Foreign Category                 -15.66     9.43     9.57

* Period from August 29, 1997, date A shares first offered to the public, through December 31, 2000.
** Period from August 29, 1997, date R shares first offered to eligible purchasers, through December 31, 2000.

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         1 Year  3 Years  5 Years 10 Years
----------------------------------------------------------
     Class A              $712   $1,205  $1,723    $3,138

     Class R               267      820   1,380     2,856
  You would  pay the  following  expenses  if you did not  redeem  your shares:

     Class A               712    1,205   1,723     3,138
     Class R               267      820   1,380     2,856

                             Fund Operating Expenses

                                     Class A   Class R
     Management Fees................   1.20%    1.20%
     12b-1 Fees.....................   0.25     0.44
     Other Expenses.................   1.01     1.00

       Total Fund Operating Expenses   2.46%    2.64%

INTERNATIONAL GROWTH-ORIENTED FUND

PRINCIPAL PACIFIC BASIN FUND, INC.
The Fund seeks to achieve growth of capital. It invests primarily in equity securities (or other securities with equity characteristics) of issuers located in the Pacific Basin region, including Japan.

Main Strategies
The Fund invests primarily in equity securities (or other securities with equity characteristics) of issuers located in the Pacific Basin region, including Japan. The Fund invests in securities listed on foreign or domestic securities exchanges, securities traded in foreign or domestic over-the-counter markets and depositary receipts. Under normal market conditions, the Fund invests at least 65% of its assets in such securities. The Fund's investments are generally diversified among securities of issuers of several Pacific Basin countries, which include but are not limited to: Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Singapore, Sri Lanka, South Korea, Thailand, Taiwan and Vietnam. These include securities of:
o    companies organized under the laws of Pacific Basin countries;
o companies for which the principal securities trading market is in a Pacific Basin country; and
o companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced or sales made in Pacific Basin countries.

Under normal market conditions, the Fund intends to have at least 65% of its assets invested in companies in Pacific Basin countries and may have a significant portion of its assets invested in securities of issuers in Japan. Criteria for determining the distribution of investments include the prospects for relative growth among foreign countries, expected levels of inflation, government policies influencing business conditions and the range of opportunities available to international investors.

BT selects securities for the Fund based on its own global investment research. The research program is focused on three key criteria:
o business franchise - considering factors such as the company's relationship with its suppliers and customers, the degree of rivalry with competitors as well as the exposure to regulatory and technological risk;
o quality of management - assessing the company's management on its ability to execute current business plans, manage the capital invested in the business as well as the level of transparency with respect to strategy and operations; and
o business valuation - determining the private market or `true business value' of the firm.

BT's qualitative analysis is complemented by disciplined valuation techniques. These include proprietary models as well as conventional market measurements and industry specific models of relative value. This analytical framework ensures consistency and transparency throughout the research process. Portfolios are constructed and managed within predetermined guidelines that are regularly monitored by BT.

Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

The Fund anticipates that its portfolio turnover may, on occasion, exceed 100%. Turnover rates in excess of 100% generally result in higher transaction costs and a possible increase in short-term capital gains (or losses).

The Fund may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.

The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.

To the extent that the assets of the Fund are concentrated in securities of issuers in Japan, the value of the shares of the Fund may be more susceptible to a single economic, political or regulatory occurrence than shares of a Fund less concentrated in a single country.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth in markets outside of the U.S. and are willing to accept short-term foreign stock market fluctuations. The Fund invests for growth and generally does not pursue income producing securities.


As the inception date of the Fund is May 1, 2000, only limited historical performance data is available.

      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's cumulative returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

              Past One
                Year

     Class A   -28.16%*
     Class R   -24.67**

                                            Past One Past FivePast Ten
                                              Year     Years    Years

Morgan Stanley Capital International
  Pacific Free Index                         -25.78%   -4.08%    1.54%
Lipper Pacific Region Fund Average           -34.24    -2.52     5.85

* Period from May 1, 2000, date A shares first offered to the public, through December 31, 2000.
** Period from May 1, 2000, date R shares first offered to eligible purchasers, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        1 Year  3 Years  5 Years 10 Years
---------------------------------------------------------
    Class A              $752   $1,324     N/A       N/A

    Class R               335    1,034     N/A       N/A
 You would  pay the  following  expenses  if you did not  redeem  your shares:

    Class A               752    1,324     N/A       N/A
    Class R               335    1,034     N/A       N/A

                             Fund Operating Expenses

                                     Class A   Class R
     Management Fees*...............   0.32%    0.18%
     12b-1 Fees.....................   0.25     0.56
     Other Expenses.................   1.53     1.61

       Total Fund Operating Expenses   2.10%    2.35%


     * The Manager has voluntarily agreed to waive a portion of its fee for the Fund. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2002. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:

                2.50% for Class A Shares
                3.00% for Class R Shares

INCOME-ORIENTED FUND

PRINCIPAL BOND FUND, INC.
The Fund seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

Main Strategies
The Fund invests in fixed-income securities. Generally, the Fund invests on a long-term basis but may make short-term investments. Longer maturities typically provide better yields but expose the Fund to the possibility of changes in the values of its securities as interest rates change. Generally, when interest rates fall, the price per share rises, and when rates rise, the price per share declines.

Under normal circumstances, the Fund invests at least 65% of its assets in:
o    debt securities and taxable municipal bonds;
     o rated, at the time of purchase, in one of the top four categories by S&P or Moody's; or
     o    if not rated, in the Manager's opinion are of comparable quality.
o similar Canadian, Provincial or Federal Government securities payable in U.S. dollars; and
o    securities issued or guaranteed by the U.S. Government or its agencies.

The rest of the Fund's assets may be invested in securities that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or non-convertible including:
o    domestic and foreign debt securities;
o    preferred and common stock;
o    foreign government securities; and
o securities rated less than the four highest grades of S&P or Moody's but not lower BB- (S&P) or Ba3 (Moody's). Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

During the fiscal year ended October 31, 2000, the average ratings of this Fund's assets based on market value at each month-end, were as follows (all ratings are by Moody's):
    Aaa                       0.85%             Ba                       15.21%
    Aa                        3.44%             B                         1.20%
    A                        17.65%             CAA                       0.02%
    Baa                      61.63%
The above percentages for A and Baa rated securities include .34% and .10% of unrated securities which have been determined by the Manager to be of comparable quality.

Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

Main Risks
When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. In addition, the value of securities held by the Fund may be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds.

Investor Profile
The Fund is generally a suitable investment if you are seeking monthly dividends to produce income or to be reinvested in additional Fund shares to help achieve modest growth objectives without accepting the risks of investing in common stocks. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1991    17.45
1992    8.61
1993    12.77
1994    -4.35
1995    22.28
1996    2.27
1997    10.96
1998    7.14
1999    -3.04
2000    7.82

The year-to-date return as of December 31, 2000 for Class A shares is 7.82% and for Class R shares is 7.23%.

The fund's highest/lowest quarterly returns during this time period were:

    Highest     8.54% (6-30-1995)
    Lowest     -4.06% (3-31-1994)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A     2.74%    3.89%    7.37%
     Class R     7.23     5.14*

                                             Past One Past FivePast Ten
                                               Year     Years   Years

Lehman Brothers BAA Corporate Index            7.41%    5.63%    8.69%
Lehman Brothers Aggregate Bond Index(1)       11.63     6.45     7.95
Lipper Corporate Debt BBB Rated Fund Average   7.99     5.26     8.27
Morningstar Intermediate-Term Bond Category    9.45     5.43     7.62

* Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through December 31, 2000.
(1) This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         1 Year  3 Years  5 Years 10 Years
 ---------------------------------------------------------
     Class A              $578     $796  $1,032    $1,708

     Class R               151      468     759     1,457
  You would  pay the  following  expenses  if you did not  redeem  your shares:

     Class A               578      796   1,032     1,708
     Class R               151      468     759     1,457

                             Fund Operating Expenses

                                     Class A   Class R
     Management Fees................   0.48%    0.48%
     12b-1 Fees.....................   0.26     0.54
     Other Expenses.................   0.32     0.46

       Total Fund Operating Expenses   1.06%    1.48%

INCOME-ORIENTED FUND

PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.
The Fund seeks a high level of current income, liquidity and safety of principal by purchasing obligations issued or guaranteed by the United States Government or its agencies, with emphasis on Government National Mortgage Association Certificates. The guarantees by the United States Government extends only to principal and interest. There are certain risks unique to GNMA Certificates.

Main Strategies
The Fund invests in U.S. Government securities, which include obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund may invest in securities supported by:
o    full faith and credit of the U.S. Government (e.g. GNMA certificates); or
o    credit of the  instrumentality  (e.g. bonds issued by the Federal Home Loan
     Bank).
In addition, the Fund may invest in money market instruments.

The Fund invests in modified pass-through GNMA Certificates. GNMA Certificates are mortgage-backed securities representing an interest in a pool of mortgage loans. Various lenders make the loans which are then insured (by the Federal Housing Administration) or loans which are guaranteed (by Veterans Administration or Farmers Home Administration). The lender or other security issuer creates a pool of mortgages which it submits to GNMA for approval.

Owners of modified pass-through Certificates receive all interest and principal payments owed on the mortgages in the pool, regardless of whether or not the mortgagor has made the payment. Timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government.

Main Risks
Although some of the securities the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed. When interest rates fall, the value of the Fund's shares rises, and when rates rise, the value declines. Because of the fluctuation in values of the Fund's shares, if you sell your shares when their value is less than the price you paid, you will lose money.

U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Fund's securities do not effect interest income on securities already held by the Fund, but are reflected in the Fund's price per share. Since the magnitude of these fluctuations generally are greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest and potentially increasing the volatility of the fund.

In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Fund to experience a loss of some or all of the premium.

Investor Profile
The Fund is generally a suitable investment if you want monthly dividends to provide income or to be reinvested in additional Fund shares to produce growth and prefer to have the repayment of principal and interest on most of the securities in which the Fund invests to be backed by the U.S. Government or its agencies.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1991    16.83
1992    6.13
1993    9.16
1994    -4.89
1995    19.19
1996    3.85
1997    9.69
1998    7.19
1999    0.01
2000    10.90

The year-to-date return as of December 31, 2000 for Class A shares is 10.90% and for Class R shares is 10.28%.

The fund's highest/lowest quarterly returns during this time period were:

     Highest     6.38% (6-30-1995)
     Lowest     -4.38% (3-31-1994)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A     5.58%    5.22%    7.06%
     Class R    10.28     6.06*

                                             Past One Past FivePast Ten
                                               Year     Years   Years

Lehman Brothers GNMA Index                    11.11%    6.95%    7.92%
Lipper GNMA Fund Average                      10.41     5.90     7.13
Morningstar Intermediate Government
   Bond Category                              10.76     5.51     6.91

* Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through December 31, 2000.

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                          1 Year  3 Years  5 Years 10 Years
-----------------------------------------------------------
      Class A              $566     $760    $970    $1,575

      Class R               143      443     712     1,336
   You would  pay the  following  expenses  if you did not  redeem  your shares:

      Class A               566      760     970     1,575
      Class R               143      443     712     1,336

                             Fund Operating Expenses

                                     Class A   Class R
     Management Fees................   0.46%    0.46%
     12b-1 Fees.....................   0.27     0.59
     Other Expenses.................   0.21     0.35

       Total Fund Operating Expenses   0.94%    1.40%

INCOME-ORIENTED FUND

PRINCIPAL HIGH YIELD FUND, INC.

The Fund seeks high current income primarily by purchasing high yielding, lower or non-rated fixed-income securities which are believed not to involve undue risk to income or principal. Capital growth is a secondary objective when consistent with the objective of high current income.

Main Strategies
The Fund invests in high yield, lower or unrated fixed-income securities. Fixed-income securities that are commonly known as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered to be speculative with respect to the issuer's ability to pay interest and repay principal.

The Fund invests its assets in securities rated Ba1 or lower by Moody's or BB+ or lower by S&P. The Fund may also invest in unrated securities which the Manager believes to be of comparable quality. The Fund does not invest in securities rated below Caa (Moody's) or below CCC (S&P) at the time of purchase. The SAI contains descriptions of the securities rating categories.

During the fiscal year ended October 31, 2000, the average ratings of the Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):
 0.89% in securities rated Baa          53.30% in securities rated B
 43.77% in securities rated Ba           1.85% in securities rated Caa
 0.12% in securities rated Ca            0.07% in securities rated D
The above percentage for securities rated Ba, B and D rated securities includes 2.89%, 2.52% and 0.08% respectively of unrated securities which have been determined by the Manager to be of comparable quality.

Main Risks
Investors assume special risks when investing in the Fund. Compared to higher rated securities, lower rated securities may:
o have a more volatile market value, generally reflecting specific events affecting the issuer;
o be subject to greater risk of loss of income and principal (issuers are generally not as financially secure);
o have a lower volume of trading, making it more difficult to value or sell the security; and
o be more susceptible to a change in value or liquidity based on adverse publicity and investor perception, whether or not based on factual analysis.

The market for higher-yielding, lower-rated securities has not been tested by an economic recession. An economic downturn may severely disrupt the market for these securities. This could cause financial stress to the issuer negatively affecting the issuer's ability to pay principal and interest. This may also negatively affect the value of the Fund's securities. In addition, if an issuer defaults the Fund may have additional expenses if it tries to recover the amounts due it.

Some securities the Fund buys have call provisions. A call provision allows the issuer of the security to redeem it before its maturity date. If a bond is called in a declining interest rate market, the Fund would have to replace it with a lower yielding security. This results in a decreased return for investors. In addition, in a rising interest rate market, a higher yielding security's value decreases. This is reflected in a lower share price for the Fund.

The Fund tries to minimize the risks of investing in lower rated securities by diversification, investment analysis and attention to current developments in interest rates and economics conditions. Although the Fund's Manager considers securities ratings when making investment decisions, it performs its own investment analysis. This analysis includes traditional security analysis considerations such as:
o    experience and managerial strength
o    changing financial condition
o    borrowing requirements or debt maturity schedules
o    responsiveness to changes in business conditions
o    relative value based on anticipated cash flow
o    earnings prospects

The Manager continuously monitors the issuers of the Fund's securities to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. It also monitors each security to assure the security's liquidity so the Fund can meet requests for sales of Fund shares.

For defensive purposes, the Fund may invest in other securities. During periods of adverse market conditions, the Fund may invest in all types of money market instruments, higher rated fixed-income securities or any other fixed-income securities consistent with the temporary defensive strategy. The yield to maturity on these securities is generally lower than the yield to maturity on lower rated fixed-income securities.

Investor Profile
The Fund is generally a suitable investment if you are seeking monthly dividends to provide income or to be reinvested in Fund shares for growth. However, it is suitable only for that portion of your investments for which you are willing to accept potentially greater risk. You should carefully consider your ability to assume the risks of this Fund before making an investment and be prepared to maintain your investment in the Fund during periods of adverse market conditions. This Fund should not be relied on to meet short-term financial needs. As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1991    28.74
1992    13.09
1993    12.10
1994    -0.65
1995    15.61
1996    12.54
1997    9.68
1998    -1.28
1999    0.97
2000    -6.96

The year-to-date return as of December 31, 2000 for Class A shares is -6.96% and for Class R shares is -7.81%.

The fund's highest/lowest quarterly returns during this time period were:

      Highest     9.75% (3-31-1991)
      Lowest     -6.52% (9-30-1998)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A   -11.40%    1.76%    7.41%
     Class R    -7.81     1.66*

                                             Past One Past FivePast Ten
                                               Year     Years   Years

Lehman Brothers High Yield Composite Bond Index-5.86%   4.27%   11.16%
Lipper High Current Yield Fund Average        -8.38     3.51    10.07
Morningstar High Yield Bond Category          -9.12     3.25     9.98

* Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                           1 Year  3 Years  5 Years 10 Years
 -----------------------------------------------------------
       Class A              $615     $909  $1,225    $2,117
       Class R               205      634   1,022     1,939
   You would  pay the  following  expenses  if you did not  redeem  your shares:

       Class A               615      909   1,225     2,117
       Class R               205      634   1,022     1,939


                             Fund Operating Expenses

                                     Class A   Class R
     Management Fees................   0.60%    0.60%
     12b-1 Fees.....................   0.25     0.49
     Other Expenses.................   0.59     0.93

       Total Fund Operating Expenses   1.44%    2.02%

INCOME-ORIENTED FUND

PRINCIPAL LIMITED TERM BOND FUND, INC.
The Fund seeks a high level of current income consistent with a relatively high level of principal stability by investing in a portfolio of securities with a dollar weighted average maturity of five years or less.

Main Strategies
The Fund invests in high grade, short-term debt securities. Under normal circumstances, it invests at least 80% of its assets in:
o securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
o debt securities of U.S. issuers rated in the three highest grades by S&P or Moody's; or
o if unrated, are of comparable quality in the opinion of the Sub-Advisor, Invista.

The rest of the Fund's assets are invested in securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to impact the ability of the issuer to make principal and interest payments than is the case with higher rated securities.

Main Risks
The Fund may invest in corporate debt securities and mortgage-backed securities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. In addition, the value of the corporate debt securities held by the Fund may be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and short maturity bonds.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest. This may increase the volatility of the Fund.

Under normal circumstances, the Fund maintains a dollar-weighted average maturity of not more than five years. In determining the average maturity of the Fund's assets, the maturity date of callable or prepayable securities may be adjusted to reflect Invista's judgment regarding the likelihood of the security being called or prepaid.

Under unusual market or economic conditions, for temporary defensive purposes the Fund may invest up to 100% of its assets in the cash or cash equivalents.

As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you want monthly dividends to generate income or to reinvest for modest growth. You must be willing to accept some volatility in the value of your investment but do not want dramatic volatility.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1997    6.33
1998    6.70
1999    0.96
2000    8.67

The year-to-date return as of December 31, 2000 for Class A shares is 8.67% and for Class R shares is 8.10%.

The fund's highest/lowest quarterly returns during this time period were:

    Highest     2.99% (9-30-1998)
    Lowest     -0.49% (6-30-1999)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past Five
                 Year     Years

     Class A     7.09%    5.33%*
     Class R     8.10     5.15**

                                                  Past One Past FivePast Ten
                                                    Year     Years   Years

Lehman Brothers Intermediate
   Government/Corporate Index                      10.12%    6.11%    7.35%
Lipper Short-Intermediate Investment Grade Debt
   Fund Average                                     8.27     5.38     6.58
Morningstar Short-Term Bond Category                8.14     5.43     6.52

* Period from February 29, 1996, date A shares first offered to the public, through December 31, 2000.
** Period from February 29, 1996, date R shares first offered to eligible purchasers, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                          1 Year  3 Years  5 Years 10 Years
 ----------------------------------------------------------
      Class A              $270     $525    $800    $1,583

      Class R               197      609     963     1,735
   You would  pay the  following  expenses  if you did not  redeem  your shares:

      Class A               270      525     800     1,583
      Class R               197      609     963     1,735


                             Fund Operating Expenses



                                     Class A   Class R
     Management Fees................   0.29%    0.15%
     12b-1 Fees.....................   0.15     0.73
     Other Expenses.................   0.55     0.71

       Total Fund Operating Expenses   0.99%    1.59%

MONEY MARKET FUND

PRINCIPAL CASH MANAGEMENT FUND, INC.
The Fund seeks as high a level of income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing in a portfolio of money market instruments.

Main Strategies
The Fund invests its assets in a portfolio of money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Fund purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:
o    to take advantage of market variations;
o    to generate cash to cover sales of Fund shares by its shareholders; or
o    upon revised credit opinions of the security's issuer.
The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The Fund does have an ability to borrow money to cover the sale of Fund shares. The sale of portfolio securities is usually a taxable event.

It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:
o Government securities which are issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds.
o U.S. Government agency securities which are issued or guaranteed by agencies or instrumentalities of the U.S. Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality.
o    bank obligations consisting of:
     o certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or
     o bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
o commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs.
o short-term corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund has 397 days or less remaining to maturity.
o repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity.
o taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Main Risks
As with all mutual funds, the value of the Fund's assets may rise or fall. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund if you sell your shares when their value is less than the price you paid. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile
The Fund is generally a suitable investment if you are seeking monthly dividends to produce income without incurring much principal risk or your short-term needs.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1991    5.80
1992    3.38
1993    2.63
1994    3.77
1995    5.44
1996    4.96
1997    4.88
1998    5.15
1999    4.63
2000    5.89

The 7-day yield for the period ended December 31, 2000 for Class A shares is 5.94% and for Class R shares is 5.55%. To obtain the Fund's current yield information, please call 1-800-247-4123.


      Average annual total returns for the period ending December 31, 2000


This table shows the Fund's average annual returns over the periods indicated.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A     5.89%    5.15%    4.69%
     Class R     5.41     4.72*

     * Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                          1 Year  3 Years  5 Years 10 Years
 ----------------------------------------------------------
      Class A              $ 72    $224      $390   $  871
      Class R               117     365       580    1,052
   You would  pay the  following  expenses  if you did not  redeem  your shares:

      Class A                72     224       390      871
      Class R               117     365       580    1,052

                             Fund Operating Expenses

                                     Class A   Class R
     Management Fees................   0.43%    0.43%
     12b-1 Fees.....................   None     0.44
     Other Expenses.................   0.27     0.28

       Total Fund Operating Expenses   0.70%    1.15%

THE COSTS OF INVESTING

Fees and Expenses of the Funds

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

                                Shareholder Fees
                    (fees paid directly from your investment)


            Maximum Sales Load Imposed                             Contingent
          on Purchases of Class R shares   Redemption   Exchange  Deferred Sales
 Fund  (as a percentage of offering price)    Fee*        Fee         Charge

All Funds            None                     None        None         None

* A wire charge of $6.00 will be deducted for all wire transfers.

Fees and expenses are important because they lower your earnings. However, low costs do not guarantee higher earnings. For example, a fund with no front-end sales charge may have higher ongoing expenses than a fund with such a sales charge. Before investing, you should be sure you understand the nature of different costs. Your Registered Representative can help you with this process.

Class R shares of the Principal Mutual Funds are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of any of the Funds purchased with reinvested dividends or other distributions.

Class R shares automatically convert into Class A shares (based on share prices, not numbers of shares) 49 months after purchase. Class R shares provide you the benefit of putting all your dollars to work from the time of investment, but (until conversion) have higher ongoing fees and lower dividends than Class A shares.

Only Class R shares are offered in this prospectus. Class A shares are only described because Class R shares convert to Class A shares. Orders for Class R shares of $500,000 or more are treated as orders for Class A shares (unless you include a written instruction that the order should be treated as an order for Class R shares.)

Class A shares of the Cash Management Fund are sold without a sales charge. Class A shares of the other Funds are sold with a sales charge that is a variable percentage based on the amount of the purchase. This table shows the sales charge for those funds which is based on the amount of your purchase.

                                    All Funds (Except
                                LargeCap Stock Index and     LargeCap Stock Index and
                                Limited Term Bond Funds)      Limited Term Bond Funds           Dealers Allowance as
                                  Sales Charge as % of:        Sales Charge as % of:             % of Offering Price

                                                                                         All Funds Except     LargeCap Stock
                                  Offering    Net Amount      Offering    Net Amount   LargeCap Stock Index  Index and Limited
         Amount invested            Price      Invested         Price      Invested    and Limited Term Bond  Term Bond Funds

   Less than $50,000                4.75%       4.99%          1.50%        1.52%               4.00%             1.25%
   $50,000 but less than $100,000   4.25%       4.44%          1.25%        1.27%               3.75%             1.00%
   $100,000 but less than $250,000  3.75%       3.90%          1.00%        1.10%               3.25%             0.75%
   $250,000 but less than $500,000  2.50%       2.56%          0.75%        0.76%               2.00%             0.50%
   $500,000 but less than $1,000,0001.50%       1.52%          0.50%        0.50%               1.25%             0.25%
   $1,000,000 or more               0           0              0            0                   0.75%             0.25%

The front-end sales charge is waived on an investment of $1 million or more in Class A shares. There may be a CDSC on shares sold within 18 months of the purchase date. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is calculated as 0.75% (0.25% for the LargeCap Stock Index and Limited Term Bond Funds) of the lesser of the current market value or the initial purchase price of the shares sold. The CDSC is waived on shares sold to fund a Principal Mutual Fund 401(a) or Principal Mutual Fund 401(k) retirement plan, except redemptions which are the result of termination of the plan or transfer of plan assets.

The CDSC is also waived on shares sold:
o    to satisfy IRS minimum distribution rules
o using a periodic withdrawal plan. (You may sell up to 10% of the value of the shares (as of December 31 of the prior year) subject to a CDSC without paying the CDSC.)

In the case of selling some but not all of the shares in an account, the shares not subject to a sales charge are redeemed first. Other shares are redeemed in the order purchased (first in, first out). Shares subject to the CDSC which are exchanged into another Principal Mutual Fund continue to be subject to the CDSC until the CDSC expires.

Broker-dealers that sell Principal Mutual Funds are paid a certain percentage of the sales charge in exchange for their services. At the option of Princor Financial Services Corporation ("Princor"), the amount paid to a dealer may be more or less than that shown in the chart above. The amount paid depends on the services provided. Amounts paid to dealers on purchases without an front-end sales charge are determined by and paid for by Princor.

SALES CHARGE WAIVER OR REDUCTION

Class A shares of the Funds may be purchased without a sales charge or at a reduced sales charge. The Funds reserve the right to change or stop offering shares in this manner at any time for new accounts and with 60 days notice to shareholders of existing accounts.

Waiver of sales charge. A Fund's Class A shares may be purchased without a sales charge:
o by its Directors, Principal Life and its subsidiaries and affiliates, and their employees, officers, directors (active or retired), brokers or agents. This also includes their immediate family members (spouses, children (regardless of age) and parents) and trusts for the benefit of these individuals;
o    by the Principal Employees' Credit Union;
o by non-ERISA clients of Invista Capital Management LLC, Principal Capital Management LLC and Principal Capital Income Investors LLC;
o by any employee or Registered Representative (and their employees) of an authorized broker-dealer;
o through a "wrap account" offered by Princor or through broker-dealers, investment advisors and other financial institutions that have entered into an agreement with Princor which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which clients pay a fee to the broker-dealer, investment advisor or financial institution;
o by unit investment trusts sponsored by Principal Life Insurance Company and/or its subsidiaries or affiliates;
o to the extent the purchase proceeds represent a distribution from a terminating 401 (a) plan if (a) such purchase is made through a representative of Princor Financial Services Corporation which is a home office employee of Principal Life Insurance Company and the purchase proceeds represent a distribution from a terminating 401 (a) plan administered by Principal Life Insurance Company or any of its affiliates, or (b) the employer or plan trustee has entered into a written agreement with Princor permitting the group solicitation of active employees/ plan participants. Such purchases are subject to the CDSC which applies to purchases of $1 million or more as described above; and
o to fund non-qualified plans administered by Principal Life pursuant to a written service agreement.

Class A shares may also be purchased without a sales charge if your Registered Representative has recently become affiliated with a broker-dealer authorized to sell shares of the Principal Mutual Funds. The following conditions must be met:
o your purchase of Class A shares must take place within the first 180 days of your Registered Representative's affiliation with the authorized broker-dealer;
o your investments must represent the sales proceeds from other mutual fund shares (you must have paid a front-end sales charge or a CDSC) and the sale must occur within the 180 day period; and
o you must indicate on your Principal Mutual Fund application that you are eligible for waiver of the front-end sales charge.
o    You must send Princor either:
     o the check for the sales proceeds (endorsed to Principal Mutual Funds) or
     o a copy of the confirmation statement from the other mutual fund showing the sale transaction. If you place your order to buy Principal Mutual Fund shares on the telephone, you must send us a copy of the confirmation within 21 days of placing the order. If we do not receive the confirmation within 21 days, we will sell enough of your Class A shares to pay the sales charge that otherwise would have been charged.

NOTE:Please be aware that the sale of your other mutual funds shares may be subject to federal (and state) income taxes. In addition, you may pay a surrender charge to the other mutual fund.

Ongoing fees. Each Fund pays ongoing fees to its Manager, Underwriter and others who provide services to the Fund. They reduce the value of each share you own.

Distribution (12b-1) Fees
Each of the Funds (except the Cash Management Fund for Class A shares) has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund pays a fee to Princor based on the average daily net asset value of the Fund. These ongoing fees pay expenses relating to distribution fees for the sale of Fund shares and for services provided by Princor and other selling dealers to shareholders. Because they are ongoing fees, over time they may exceed other types of sales charges.

The maximum 12b-1 fees that may be paid by the Funds on an annual basis are:
o    Class R shares (except LargeCap Stock Index Fund)                    0.75%
o    Class R shares of the LargeCap Stock Index Fund                      0.65%
o    Class A shares (except Cash Management, LargeCap Stock Index
     and Limited Term Bond Funds)                                         0.25%
o    Class A shares of the LargeCap Stock Index and
     Limited Term Bond Funds                                              0.15%

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.

Securities and Investment Practices
Equity securities include common stocks, preferred stocks, depositary receipts, convertible securities, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.

Fixed income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Debt securities are sensitive to changes in interest rates. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Bond prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

Repurchase Agreements and Loaned Securities
Each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each  of  the  Funds  may  lend  its  portfolio   securities   to   unaffiliated
broker-dealers and other unaffiliated qualified financial institutions.

Currency Contracts
The International Growth-Oriented, Partners Equity Growth, Partners LargeCap Growth and Partners MidCap Growth Funds may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. In addition, the European Equity and Pacific Basin Funds each may invest a limited percentage of its assets in such contracts for speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If a Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss, regardless of whether the intent was to reduce risk or to increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. Additionally, there is the risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

Forward Commitments
Each of the  Income-Oriented  Funds and the Balanced,  European Equity,  Pacific
Basin and Partners Equity Growth Funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of these Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

Warrants
Each of the Funds (except Cash Management and Government Securities Income) may invest up to 5% of its assets in warrants. Up to 2% of a Fund's assets may be invested in warrants which are not listed on either the New York or American Stock Exchanges.

Risks of High Yield Securities
The Balanced, Bond, and High Yield Funds may, to varying degrees, invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in high rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager thinks it is in the best interest of shareholders.

Derivatives
To the extent permitted by its investment objectives and policies, each Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, security prices, or currency exchange rated and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

No Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Funds may not invest in oil leases or futures.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investment include:
o the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Sub-Advisor anticipated;
o the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
o the risk that adverse price movements in an instrument an result in a loss substantially greater than a Fund's initial investment; and
o    the counterparty may fail to perform its obligations.

Foreign Securities
Each of the following Funds may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
o companies with their principal place of business or principal office outside the U.S.; and
o companies for which the principal securities trading market is outside the U.S.

Each Fund may invest its assets in foreign securities to the indicated percentage of its assets:
o European Equity, International, International Emerging Markets, International SmallCap and Pacific Basin Funds - 100%;
o    Partners  Equity Growth  Partners  LargeCap  Growth and Real Estate Funds -
     25%;
o Balanced, Blue Chip, Bond, Capital Value, Growth, High Yield, Limited Term Bond, MidCap, SmallCap and Utilities Funds - 20%; and
o    LargeCap Stock Index and Partners MidCap Growth Funds - 10%.

The Cash Management Fund does not invest in foreign securities other than those that are U.S. dollar denominated. All principal and interest payments for the security are payable in U.S. dollars. The interest rate, the principal amount to be repaid and the timing of payments related to the security do not vary or float with the value of a foreign currency, the rate of interest on foreign currency borrowings or with any other interest rate or index expressed in a currency other than U.S. dollars.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets are not invested and are earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
o    increased social, political and economic instability;
o a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
o lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
o foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
o    relatively new capital market structure or market-oriented economy;
o the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
o restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
o possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Securities of Smaller Companies
The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Unseasoned Issuers
The Funds may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history which can be used for evaluating the companies growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the companies management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Temporary Defensive Measures
For temporary defensive purposes in times of unusual or adverse market conditions, the Funds may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank certificates of deposit, bank acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit to the extent which a Fund may take temporary defensive measures. In taking such measures, a Fund may fail to achieve its investment objective.

Portfolio Turnover
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you pay taxes even if you don't sell any of your shares during the year).

No turnover rate can be calculated for the Cash Management Fund because of the short maturities of the securities in which it invests. Turnover rates for each of the other Funds may be found in the Fund's Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights already includes portfolio turnover costs.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Manager
Principal Management Corporation serves as the manager for the Principal Mutual Funds. In its handling of the business affairs of each Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Funds. In addition, the Manager is responsible for the portfolio management functions for certain Funds. The individuals responsible for the day-to-day management of those Funds are shown below:

                                Day-to-day
           Funds                Fund Management                   Manager Since

Bond                            William Armstrong                  July 2000
                                Lisa Stange                        July 2000

Cash Management                 Michael Johnson                    March 1983
                                Alice Robertson                    June 1999

High Yield                      Mark Denkinger                     November 1993
                                Scott Bennett                      April 1998

Real Estate                     Kelly Rush                         December 1997


                          Portfolio Manager Experience

William C. Armstrong, CFA. Mr. Armstrong leads the multi-sector/core portfolio management group for PCII's stable value division. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.

Scott Bennett, CFA. Mr. Bennett has been with the Principal Financial Group since 1988. He holds an MBA and a BA from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Mark P. Denkinger, CFA. Mr. Denkinger joined the Principal Financial Group in 1990. He holds an MBA and BA in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Michael R. Johnson. Mr. Johnson joined the Principal Financial Group in 1982 and took his current position of directing securities trading in 1994. His responsibilities include managing the fixed-income trading operations and several short-term money market accounts for a company of the Principal Financial Group. He earned his Bachelor's degree in Finance from Iowa State University.

Alice Robertson. Ms. Robertson joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position as trader on the corporate fixed-income trading desk in 1993. Previously Ms. Robertson was an assistant vice-president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.

Kelly D. Rush, CFA. Mr. Rush directs the Real Estate Investment Trust (REIT) activity for a company of the Principal Financial Group. He has been with the Principal Financial Group since 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Lisa A. Stange, CFA. Ms. Stange is a portfolio management team leader at PCII. She is responsible for multi-sector fixed income portfolios encompassing a broad array of corporate, mortgage-backed, commercial mortgage-backed and asset-backed securities, as well as private and syndicated debt instruments. She is a co-manager of U.S. corporate and global credit portfolios, and integrally involved in portfolio sector allocation and relative value analysis. She joined the Principal Financial Group in 1989. She received her MBA and BA, both in Finance, from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2000, the funds it managed had assets of approximately $6.6 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

The Sub-Advisors

The Manager has signed sub-advisory agreements with various Sub-Advisors for portfolio management functions for certain Funds. The Manager compensates the Sub-Advisor for its services as provided in the sub-advisory agreement. The individuals responsible for the day-to-day management of those Funds are shown below:

Sub-Advisor:      Invista,  an indirectly  wholly-owned  subsidiary of Principal
                  Life Insurance Company and an affiliate of the Manager, was founded in 1985. It manages investments for institutional investors, including Principal Life. Assets under management as of December 31, 2000 were approximately $27.4 billion.
                  Invista's  address is 1800 Hub Tower, 699 Walnut,  Des Moines,
                  Iowa 50309.

                                           Day-to-day
           Funds                           Fund Management                    Manager Since

Balanced                                   Douglas Herold                     January 2001
                                           Dirk Laschanzky                    January 2001
                                           Mary Sunderland                    January 2000

Blue Chip                                  Scott Opsal                        January 2001

Capital Value                              John Pihlblad                      January 2001

Growth                                     Mary Sunderland                    January 2000

International                              Kurtis D. Spieler                  March 2000

International Emerging Markets             Michael Marusiak                   February 2001
                                           Michael Reynal                     February 2001

International SmallCap                     Darren K. Sleister                 May 1997

LargeCap Stock Index                       Robert Baur                        March 2000
                                           Rhonda VanderBeek                  March 2000

MidCap                                     K. William Nolin                   February 2000

SmallCap                                   John F. McClain                    December 1997
                                           Tom Morabito                       October 2000

Utilities                                  Catherine A. Zaharis               April 1993

                     Portfolio Manager Experience

Robert Baur, Ph.D. Dr. Baur joined Invista in 1995 after serving as a professor of finance and economics at Drake University and Grand View College. He received his Bachelor's degree in Mathematics and his Ph.D. in Economics from Iowa State University. Dr. Baur also did post-doctoral studies in finance and economics at the University of Minnesota.

Douglas Herold, CFA. Mr. Herold is a portfolio manager at Invista specializing in equity research and the management of broad market value portfolios. He also serves as a member of Invista's global consumer staples research team. Prior to joining Invista in 1993, he was an investment officer at Bankers Trust Company for ten years. He received an MBA from Drake University and a BS in Business from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.

Dirk Laschanzky, CFA. As a portfolio manager at Invista, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Invista in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Michael A. Marusiak. Mr. Marusiak joined Invista in 2000, specializing in the international emerging markets sector. Prior to joining Invista, he was an analyst on Trust Company of the West's global fund management team. He also worked with SBC Warburg of London as a research analyst responsible for Eastern Europe, the Middle East and Africa. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, Canada.

John McClain. Mr. McClain is a portfolio manager for small company and medium company growth products. He joined Invista in 1990. Previously, he was an investment executive with Paine Webber. He earned an MBA from Indiana University and a BBA in Economics from the University of Iowa.

Tom Morabito, CFA. Mr. Morabito joined Invista in 2000 as the lead small-cap value portfolio manager. He has more than 12 years of analytical and portfolio management expertise. Since 1994, Mr. Morabito was a manager for Invesco
Management & Research. He received his MBA in Finance from Northeastern University and his Bachelor's degree in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.

K. William Nolin, CFA. Mr. Nolin has managed the domestic mid-cap products since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Scott D. Opsal, CFA. Mr. Opsal is Chief Investment Officer of Invista and has been with the organization since 1993. He holds an MBA from the University of Minnesota and a BS from Drake University. He has earned the right to use the Chartered Financial Analyst designation.

John Pihlblad, CFA. Mr. Pihlblad is director of quantitative portfolio management for Invista. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Invista in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.

Michael L. Reynal. Mr. Reynal joined Invista in 2001, specializing in the international emerging markets sector. Prior to joining Invista, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. He also spent four years with Paribas Capital Markets in New York as the head of the equity trading desk, and three years with Barclays do Zoete Weed in London, focusing on Latin American equity trading. He received an MBA from the Amos Tuck School at Dartmouth College in New Hampshire, a BA/MA in History from Christ's College at Cambridge University in England and a BA in History from Middlebuy College in Vermont.

Darren K. Sleister, CFA. Mr. Sleister is a portfolio manager specializing in the management of international equity portfolios. Mr. Sleister joined Invista in 1993. He received his MBA in Investment and Corporate Finances from the University of Iowa and his Bachelor's degree in communications from Central College. He has earned the right to use the Chartered Financial Analyst designation.

Kurtis D. Spieler, CFA. Mr. Spieler is a portfolio manager specializing in the management of international equity portfolios. He joined the Principal Financial Group in 1987 in the Treasury operation as a securities analyst and moved to Invista in 1991. Mr. Spieler received his MBA from Drake University and his BBA in Accounting from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.

Mary Sunderland, CFA. Prior to joining Invista Capital Management in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. She holds an MBA in Finance from Columbia University Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.

Rhonda VanderBeek. Ms. VanderBeek directs trading operations for Invista index accounts. She joined the Principal Financial Group in 1983 as a trading statistical clerk and moved to Invista in 1992. Ms. VanderBeek has extensive experience trading both domestic and international securities.

Catherine A. Zaharis, CFA. Ms. Zaharis directs portfolio management for the Invista value team and leads the value research group. She joined Invista in 1985. Ms. Zaharis received her MBA from Drake University and her BBA in Finance from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:      PCII, an indirect  wholly-owned  subsidiary of Principal  Life
                  Insurance Company and an affiliate of the Manager, was founded in 2000. It manages  investments for institutional  investors, including  Principal  Life  Insurance  Company.  Assets  under management  as of December 31, 2000 were  approximately  $33.2 billion.  PCII's  address is 1800 Hub Tower,  699 Walnut,  Des
                  Moines, Iowa 50309.

                                      Day-to-day
           Funds                      Fund Management             Manager Since

Balanced                              William Armstrong           September 2000

Government Securities Income          Martin J. Schafer           May 1985
                                      Kelly Alexander             May 1993

Limited Term Bond                     Martin J. Schafer           February 1996


                          Portfolio Manager Experience

Kelly Alexander. Ms. Alexander shares management responsibility for nine fixed-income portfolios at PCII. Before assuming her current position, she had similar responsibilities with Invista from 1992 to 2000. She joined the Principal Financial Group in 1983 to develop the mortgage-backed securities trading department. Her experience includes hedging, securitization, product development and portfolio management as well as the risk management in the residential mortgage area.

William C. Armstrong, CFA. Mr. Armstrong leads the multi-sector/core portfolio management group for PCII's stable value division. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.

Martin J. Schafer. Mr. Schafer is a portfolio manager for PCII specializing in the management of mortgage-backed securities utilizing an active, total return approach. He joined the Principal Financial Group in 1977. He holds a BBA in Accounting and Finance from the University of Iowa.

Sub-Advisor:      BT  is a  related  company  of  BT  Funds  Management  Limited
                  ("BTFM") and a member of the Principal Financial Group. Its address is The Chifley Tower, 2 Chifley Square, Sydney NSW
                  2000 Australia.  As of December 31, 2000, BT had approximately
                  $22.7 billion under management.

                                Day-to-day
                Funds           Fund Management                   Manager Since

     European Equity            Crispin Murray                     May 2000

     Pacific Basin              Dean Cashman                       May 2000

                          Portfolio Manager Experience

Dean Cashman. Mr. Cashman is Executive Vice President of BT and serves as head of Japanese equities. He joined BT in 1988, initially involved in the Liquids and Fixed-Income Group, but moved to the European equity group in 1989 specializing in the Latin Block countries including France, Italy and Spain. He started working on Japanese equities at the end of 1991 and in 1993 took over responsibility for investing institutional Japanese investments and managing research. In 1996 he was given responsibility for all Japanese equities research and investment as well as institutional Pacific Basin mandates. Mr. Cashman received a degree in Economics from the University of Queensland.

Crispin Murray. Mr. Murray is Executive Vice President of BT having joined BT in 1994 as an investment analyst focusing on European equities covering banks, telecommunications, telecommunication equipment and media. In 1998, he became head of European Equities. Prior to joining BT, Mr. Murray worked for Equitable Life Assurance Society in the UK as a bond and currency analyst. He received an Honours degree in Economics and Human Geography from Reading University in the UK.

Sub-Advisor:      Morgan Stanley,  with principal  offices at 1221 Avenue of the
                  Americas,  New  York,  NY  10020,  provides  a broad  range of portfolio  management  services to  customers  in the U.S. and abroad. As of December 31, 2000, Morgan Stanley, together with
                  its  affiliated   institutional  asset  management  companies,
                  managed investments totaling approximately $170.2 billion as named fiduciary or fiduciary adviser. On December 1, 1998, Morgan Stanley Assets Management Inc. changed its name to
                  Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name
                  Morgan Stanley Asset Management.

                                Day-to-day
           Fund                 Fund Management                   Manager Since

Partners Equity Growth          William Auslander                  October 1999
                                Phil Friedman                      October 1999

                          Portfolio Manager Experience

William S. Auslander. Mr. Auslander is a Principal of Morgan Stanley. Mr. Auslander joined Morgan Stanley in 1995 as an equity analyst and currently is a portfolio manager in Morgan Stanley's Institutional Equity Group. Prior thereto, he was an equity analyst at Icahn & Co., 1986-1995. He holds a BA in Economics from the University of Wisconsin and an MBA from Columbia University.

Philip W. Friedman. Mr. Friedman is a Manager Director of Morgan Stanley. Prior to joining Morgan Stanley he was a member of Morgan Stanley & Co. Incorporated's Equity Research team (1990-1995) before becoming Director of Research (1995-1997). Currently, Mr. Friedman is head of Morgan Stanley's Institutional Equity Group. He holds a BA in Economics from Rutgers University and an MBA from the J.L. Kellogg School of Management at Northwestern University.

Sub-Advisor:      Duncan-Hurst   was  founded  in  1990.  Its  address  is  4365
                  Executive  Drive,  Suite  1520,  San  Diego,  CA 92121.  As of
                  December   31,   2000,    Duncan-Hurst   managed   assets   of
                  approximately $3.8 billion for institutional and individual investors.

                                       Day-to-day
           Fund                        Fund Management          Manager Since

Partners LargeCap Growth               David C. Magee            March 2000

                          Portfolio Manager Experience

David C. Magee. Mr. Magee has been with Duncan-Hurst Capital Management since 1992. He holds an MBA in Finance from UCLA and a BS in Economics and Business Management from the University of California, Davis.

Sub-Advisor:      Turner was  founded  in 1990.  Its  address  is 1235  Westlake
                  Drive,  Suite 350,  Berwyn,  PA 1931. As of December 31, 2000,
                  Turner had discretionary management authority with respect to approximately $10.1 billion in assets.

                                       Day-to-day
                Fund                   Fund Management            Manager Since

     Partners MidCap Growth            Chris McHugh                February 2000

                          Portfolio Manager Experience

Christopher K. McHugh. Mr. McHugh joined Turner in 1990. He holds a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph's University.

William C. McVail. Mr. McVail, Senior Equity Portfolio Manager, joined Turner in 1998. Prior thereto, he was Portfolio Manager at PNC Equity Advisers. He has 12 years of investment experience.

Robert E. Turner, CFA. Mr. Turner, Chairman and Chief Investment Officer, founded Turner in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has 17 years of investment experience. He has earned the right to use the Chartered Financial Analyst designation.

Duties of the Manager and Sub-Advisor
The Manager or Sub-Advisor provides the Board of Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Manager or Sub-Advisor advises the Fund on its investment policies and determines which securities are bought and sold, and in what amounts.

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2000 was:

 Balanced                                    0.58%        International SmallCap                      1.20%
 Blue Chip                                   0.57%        LargeCap Stock Index                        0.35%
 Bond                                        0.48%        Limited Term Bond                           0.50%
 Capital Value                               0.53%        MidCap                                      0.56%
 Cash Management                             0.43%        Pacific Basin                               1.10%
 European Equity                             0.90%        Partners Equity Growth                      0.75%
 Government Securities Income                0.46%        Partners LargeCap Growth                    0.90%
 Growth                                      0.53%        Partners MidCap Growth                      0.90%
 High Yield                                  0.60%        Real Estate                                 0.90%
 International                               0.80%        SmallCap                                    0.84%
 International Emerging Markets              1.25%        Utilities                                   0.59%

Each Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Fund that is relying on the order, the Manager may:
o    hire one or more Sub-Advisors;
o    change Sub-Advisors; and
o    reallocate management fees between itself and Sub-Advisors.
The Manager will continue to have the ultimate responsibility for the investment performance of these Funds due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Fund will rely on the order until it receives approval from:
o    its shareholder(s); or
o in the case of a new Fund, the Fund's sole initial shareholder before the Fund is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated Sub-Advisor without that agreement, including the compensation to be paid under it, being similarly approved. The Partners Equity Growth, Partners LargeCap Growth and Partners MidCap Growth Funds have received the necessary shareholder approval and intend to rely on the order.

PRICING OF FUND SHARES

Each Fund's shares are bought and sold at the current share price. The share price of each Class of shares of each Fund is calculated each day the New York Stock Exchange is open. The share price is determined at the close of business of the Exchange (normally at 3:00 P.M.. Central Time). When your order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is placed.

For all Funds,  except the Cash  Management  Fund, the share price is calculated by:
o    taking the current market value of the total assets of the Fund
o    subtracting liabilities of the Fund
o    dividing the remainder proportionately into the Classes of the Fund
o    subtracting the liabilities of each Class
o    dividing the remainder by the total number of shares owned by that Class.

The securities of the Cash Management Fund are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information. The Cash Management Fund reserves the right to determine a share price more than once a day.

NOTES:
o If current market values are not readily available for a security, its fair value is determined using a policy adopted by the Fund's Board of Directors.
o A Fund's securities may be traded on foreign securities markets which generally complete trading at various times during the day prior to the close of the New York Stock Exchange. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the New York Stock Exchange is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Manager believes the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
o Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as a local price and a premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The international growth-oriented funds each have a policy to value such securities at a price at which the Manager or Sub-Advisor expects the shares may be sold.

DIVIDENDS AND DISTRIBUTIONS

The Growth-Oriented and Income-Oriented Funds pay most of their net dividend income to you every year. The payment schedule is:

     Funds                                            Record Date                          Payable Date
     --------------------------------------------------------------------------------------------------
     Balanced, Real Estate                            the business day before              March 19, June 19,
     and Utilities                                    each payable date                    September 19 and December 19
                                                                                           (or previous business day)

     Blue Chip                                        the business day before              June 19 or December 19
                                                      each payable date                    (or previous business day)

     Capital Value, European Equity,                  the business day before              December 19
     Growth, International, International             each payable date                    (or previous business day)
     Emerging Markets, International
     SmallCap, LargeCap Stock Index,
     MidCap, Pacific Basin, Partners
     Equity Growth, Partners
     LargeCap Growth, Partners
     MidCap Growth and SmallCap

     Bond, Government Securities                       the business day before             monthly on the 19th
     Income, High Yield and                            each payable date                   (or previous business day)
     Limited Term Bond

Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the second business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.

You can authorize income dividend and capital gain distributions to be:
o    invested in additional shares of the Fund you own without a sales charge;
o invested in shares of another Principal Mutual Fund (Dividend Relay) without a sales charge (distributions of a Fund may be directed only to one receiving Fund); or
o    paid in cash.

NOTE:Payment of income dividends and capital gains shortly after you buy shares has the effect of reducing the share price by the amount of the payment.

     Distributions from a Fund, whether received in cash or reinvested in additional shares, may be subject to federal (and state) income tax.

Money Market Fund
The Cash Management Fund declares dividends of all its daily net investment income each day its shares are priced. The dividends are paid daily and are automatically reinvested back into additional shares of the Fund. You may ask to have your dividends paid to you monthly in cash. These cash payments are made on the 20th (or preceding business day if the 20th is not a business day) of each month.

Under normal circumstances, the Fund intends to hold portfolio securities until maturity and value them at amortized cost. Therefore, the Fund does not expect any capital gains or losses. Should there be any gain, it could result in an increase in dividends. A capital loss could result in a dividend decrease.

HOW TO BUY SHARES

To open an account and buy fund shares, rely on your Registered Representative. Principal Mutual Funds are "load" funds which means you pay a sales charge for the ongoing assistance of your Registered Representative.

Fill out the Principal Mutual Fund or Principal Mutual Fund IRA application completely. You must include:
o    the name(s) you want to appear on the account;
o    the Principal Mutual Fund(s) you want to invest in;
o    the amount of the investment;
o    your Social Security number or Taxpayer I.D. number; and
o other required information (may include corporate resolutions, trust agreements, etc.).

Each Fund requires a minimum initial investment:
o    Regular Accounts                     $1,000
o    Uniform Transfer to Minor Accounts     $500
o    IRA Accounts                           $500

Subsequent investment minimums are $100 per Fund. However, if your subsequent investments are made using an Automatic Investment Plan, the investment minimum is $50 per Fund ($100 for the Cash Management Fund).

NOTE: The minimum investment applies on a fund level, not on the total investment being made. Minimums may be waived on accounts set up for: certain employee benefit plans; retirement plans qualified under
         Internal Revenue Code Section 401(a); payroll deduction plans submitting contributions in an electronic format devised and approved by Princor; Principal Mutual Fund asset allocation programs; Automatic Investment Plans; and Cash Management Accounts.

In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):
o    on a day that the New York Stock Exchange (NYSE) is open; and
o    prior to the close of trading on the NYSE (normally 3 P.M.. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.

Invest by mail
o    Send a check and completed application to:
         Principal Mutual Funds
         P.O. Box 10423
         Des Moines Iowa 50306-9780
o    Make your check payable to Principal Mutual Funds.
o Your purchase will be priced at the next share price calculated after Principal Mutual Funds receives your paperwork, completed in a manner acceptable to us.

Order by telephone
o Call us between 7:00 A.M.. and 7:00 P.M.. Central Time on any day that the New York Stock Exchange is open.
o We must receive your payment for the order within three business days (or the order will be canceled and you may be liable for any loss).
o    For new accounts, you also need to send a completed application.

Note:Phone  orders  are  not  available  for  qualified  accounts  or  the  Cash
     Management Fund.

Wire money from your bank
o Have your Registered Representative call Principal Mutual Funds for an account number and wiring instructions.
o For both initial and subsequent purchases, federal funds should be wired to:
         Wells Fargo Bank Iowa, N.A.
         Des Moines, Iowa 50309
         ABA No.: 073000228
         For credit to: Principal Mutual Funds
         Account No.: 3000499968
         For credit: Principal ________ Fund, Class ____
         Shareholder Account No. __________________
         Shareholder Registration __________________

o Give the number and instructions to your bank (which may charge a wire fee).
o No wires are accepted on days when the New York Stock Exchange is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed).

Establish a Direct Deposit Plan
Direct Deposit allows you to deposit  automatically all or part of your paycheck
(or  government   allotment)  to  your  Principal  Mutual  Fund  account(s).
o    Availability of this service must be approved by your payroll department.
o Have your Registered Representative call Principal Mutual Funds for an account number, Automated Clearing House (ACH) instructions and the form needed to establish Direct Deposit.
o Give the Direct Deposit Authorization Form to your employer or the governmental agency (either of which may charge a fee for this service).
o Shares will be purchased on the day the ACH notification is received by Wells Fargo Bank Iowa, N.A.
o On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.

Establish an Automatic Investment Plan
o Make regular monthly investments with automatic deductions from your bank or other financial institution account.
o The minimum initial investment is waived if you set up an Automatic Investment Plan when you open your account.
o    Minimum monthly purchase $50 per Fund (except Cash Management Fund).
o Cash Management Fund minimum monthly purchase is $100. However, if the Cash Management account is greater than $1,000 when the plan is set up, the monthly minimum is $50.
o Send completed application, check authorization form and voided check (or voided deposit slip) to:
         Principal Mutual Funds
         P.O. Box 10423
         Des Moines Iowa 50306-9780

Set up a Dividend Relay
o Invest your dividends and capital gains from one Principal Mutual Fund in shares of another Principal Mutual Fund.
o    Distributions from a Fund may be directed to only one receiving Fund.
o The Fund share class receiving the investment must be the same class as the originating Fund.
o    There is no sales charge or administrative charge for the Dividend Relay.
o    You can set up Dividend Relay:
     o   on the application for a new account; or
     o by calling Principal Mutual Funds if telephone services apply to the originating account; or
     o    in writing (a signature guarantee may be required).
o You may discontinue your Dividend Relay election with a written notice to Principal Mutual Funds.
o There may be a delay of up to 10 days before the Dividend Relay plan is discontinued.
o The receiving Fund must meet fund minimums. If it does not, the Fund reserves the right to close the account if it is not brought up to the minimum investment amount within 90 days of sending you a deficiency notice.

HOW TO SELL SHARES

After you place a sell order in proper form, shares are sold using the next share price calculated. There is no additional charge for a sale of Class R shares. However, you will be charged a $6 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day after the sell order has been placed. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). A Fund can only sell shares after your check making the Fund investment has cleared your bank. To avoid the inconvenience of a delay in obtaining sale proceeds, shares may be purchased with a cashier's check, money order or certified check. A sell order from one owner is binding on all joint owners.

Your request for a distribution from your IRA must be in writing. You may obtain a distribution form by telephoning us or writing to Princor at P.O. Box 10423, Des Moines, Iowa 50309. Distributions from an IRA may be taken as:
o    lump sum of the entire interest in the IRA;
o    partial interest in the IRA; or
o periodic payments of either a fixed amount of amounts based on certain life expectancy calculations.

Tax penalties may apply to distributions before the IRA participant reaches age 591/2.

Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.

Generally, sales proceeds checks are:
o    payable  to  the   owner(s)  on  the  account  (as  shown  in  the  account
     registration) and
o mailed to address on the account (if not changed within last month) or previously authorized bank account.

For other payment arrangements, please call Principal Mutual Funds.

You should also call Principal Mutual Funds for special instructions that may apply to sales from accounts:
o    when an owner has died;
o    for certain employee benefit plans; or
o    owned by corporations, partnerships, agents or fiduciaries.

Within 60 days after the sale of shares, the amount of the sale proceeds can be reinvested in any Principal Mutual Funds' Class R shares (or Class A shares acquired by conversion of Class R shares into Class A shares) without a sales charge. The transaction is considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested. If a loss is realized on the sale, the reinvestment may be subject to the "wash sale" rules resulting in the postponement of the recognition of the loss for tax purposes.

Sell shares by mail
o Send a letter or distribution form (call us for the form) which is signed by the owner of the account to:
         Principal Mutual Funds
         P.O. Box 10423
         Des Moines Iowa 50306-9780
o    Specify the Fund and account number.
o    Specify the number of shares or the dollar amount to be sold.
o    A signature guarantee* will be required if the:
     o   sell order is for more than $100,000;
     o   account address has been changed within one month of the sell order; or
     o check is payable to a party other than the account shareholder(s) or Principal Life Insurance Company.

     * If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable.

Sell shares in amounts of $100,000 or less by telephone*
o The address on the account must not have been changed within the last month and telephone privileges must apply to the account from which the shares are being sold.
o    If our phone lines are busy, you may need to send in a written sell order.
o To sell shares the same day, the order must be received before the close of normal trading on the New York Stock Exchange (generally 3:00 P.M. Central
     Time).
o Telephone redemption privileges are not available for Principal Mutual Funds IRAs, 403(b)s, certain employee benefit plans, or on shares for which certificates have been issued.
o If previously authorized, checks can be sent to a shareholder's U.S. bank account.
o    Shares in IRA accounts may not be sold over the telephone.

     * The Fund and transfer agent reserve the right to refuse telephone orders to sell shares. The shareholder is liable for a loss resulting from a fraudulent telephone order that the Fund reasonably believes is genuine. Each Fund will use reasonable procedures to assure instructions are genuine. If the procedures are not followed, the Fund may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requesting personal identification information (name, phone number, social security number, birth date, etc.) and sending written confirmation to the address on the account.

Sell shares by checkwriting (Class A shares of Cash Management Fund only)
o Checkwriting must be elected on initial application or by written request to Principal Mutual Funds.
o The Fund can only sell shares after your check making the Fund investment has cleared your bank.
o    Checks must be written for at least $100.
o Checks are drawn on UMB Bank, N.A. and its rules concerning checking accounts apply.
o If the account does not have sufficient funds to cover the check, it is marked "Insufficient Funds" and returned (the Fund may revoke checkwriting on accounts on which "Insufficient Funds" checks are drawn).
o Accounts may not be closed by withdrawal check (accounts continue to earn dividends until checks clear and the exact value of the account is not known until the check is received by UMB).
o    Only available for non-qualified accounts.

Periodic withdrawal plan
You may set up a periodic withdrawal plan on a monthly, quarterly, semiannual or annual basis to:
o    sell a fixed number of shares ($25 initial minimum amount);
o sell enough shares to provide a fixed amount of money ($25 initial minimum amount);
o pay insurance or annuity premiums or deposits to Principal Life Insurance Company (call us for details); and
o to provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).

You can set up a periodic withdrawal plan by:
o    completing the applicable section of the application; or
o sending us your written instructions (and share certificate, if any, issued for the account).

Your periodic  withdrawal plan continues  until:
o    you instruct us to stop; or
o    your Fund account balance is zero.

When you set up the withdrawal plan, you select which day you want the sale made (if none selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

Withdrawal payments are sent on or before the third business day after the date of the sale. It may take additional business days for your financial institution to post this payment to your account at that financial institution. Sales made under your periodic withdrawal plan will reduce and may eventually exhaust your account. The Funds do not normally accept purchase payments for shares of any Fund except the Cash Management Fund while a periodic withdrawal plan is in effect (unless the purchase represents a substantial addition to your account).

The Fund from which the periodic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.

HOW TO  EXCHANGE SHARES AMONG PRINCIPAL MUTUAL FUNDS

Your Class R shares in the Funds may be exchanged for the Class R shares of any other Principal Mutual Fund. The minimum amount that may be exchanged into any Principal Mutual Fund must be at least $300 on an annual basis. The purchase date of the exchanged shares is used to measure the length of time you have owned the acquired shares. The minimum amount that may be exchanged into any Principal Mutual Fund must be at least $300 on an annual basis.

You may exchange shares by:
o    calling  us, if you have telephone privileges on the account.
o    sending a written request to:
         Principal Mutual Funds
         P.O. Box 10423
         Des Moines, Iowa 50306-9780
o    completing an Exchange Authorization Form  (call us to obtain the form).
o    via the internet at www.principal.com.

Automatic exchange election
This election authorizes an exchange from one Principal Mutual Fund to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:
o    completing the Automatic Exchange Election section of the application;
o calling us if telephone privileges apply to the account from which the exchange is to be made; or
o    sending us your written instructions.

Your automatic  exchange  continues  until:
o    you instruct us to stop; or
o    your Fund account balance is zero.

You may specify the day of the exchange. If the selected day is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

General
o    An exchange by any joint owner is binding on all joint owners.
o If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
o All exchanges are subject to the minimum investment and eligibility requirement of the Fund being acquired.
o You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
o To eliminate the need for safekeeping, the Funds do not issue certificates for Class R shares.
o For an exchange to be effective the day we receive your instruction, we must receive the instruction before the close of normal trading on the New York Stock Exchange (generally 3:00 P.M. Central Time).

When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:
o    accounts with identical ownership;
o an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the jointly owned account;
o a single owner to a UTMA account if the owner of the single ownership account is also the custodian on the UTMA account; or
o a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).

The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.

The exchange privilege is not intended for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse impact on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. You would be notified of any such action to the extent required by law.

Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Principal Mutual Funds available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.

GENERAL INFORMATION ABOUT A FUND ACCOUNT

Statements
You  will  receive  quarterly   statements  (monthly  statements  for  the  Cash
Management Fund) for the Funds you own. Principal Mutual Fund 401(a) plan participants will receive semiannual statements which detail account activity. The statements provide the number and value of shares you own, transactions during the quarter, dividends declared or paid and other information. The year end statement includes information for all transactions that took place during the year. Please review your statement as soon as you receive it. Keep your statements as you may need them for tax reporting purposes.

Generally, each time you buy, sell or exchange shares between Principal Mutual Funds, you will receive a confirmation in the mail shortly thereafter. It summarizes all the key information; what you bought or sold, the amount of the transaction, and other vital data. The Cash Management Fund mails confirmations only once a month detailing dividend and account activity.

Certain purchases and sales are only included on your quarterly statement. These include accounts
o    when the only activity during the quarter:
     o    is purchase of shares from reinvested dividends and/or capital gains;
     o    is a result of Dividend Relay;
     o    purchases under an Automatic Investment Plan;
     o    sales under a periodic withdrawal plan; and
     o    purchases or sales under an automatic exchange election.
o    used to fund certain individual retirement or individual pension plans.
o    established under a payroll deduction plan.

If you need information about your account(s) at other times, you may:
o call us at 1-800-247-4123, our office generally is open Monday through Friday between 7 A.M. and 7 P.M.. Central Time;
o    call our PrinCall(R)line 24 hours a day at 1-800-421-2298; or
o    access your account on the internet at www.principal.com.

Signature Guarantees
Certain transactions require that your signature be guaranteed. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable. Signature guarantees are required:
o    if you sell more than $100,000 from any one Fund;
o if a sales proceeds check is payable to other than the account shareholder(s), Principal Life Insurance Company or one of its affiliates;
o to make a Dividend Relay election from an account with joint owners to an account with only one owner or different joint owners;
o    to change ownership of an account;
o to add telephone transaction services, checkwriting and/or wire privileges to an existing account;
o to change bank account information designated under an existing telephone withdrawal plan;
o to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding month; and
o    to exchange or transfer among accounts with different ownerships.

Minimum Account Balance
Generally, the Funds do not have a minimum required balance. Because of the disproportional high cost of maintaining small accounts, the Funds reserve the right to set a minimum and sell all shares in an account with a value of less than $300. The sales proceeds would then be mailed to you. These involuntary sales will not be triggered just by market conditions. If a Fund exercises this right, you will be notified that the redemption is going to be made. You will have 30 days to make an additional investment and bring your account up to the required minimum. The Funds reserve the right to increase the required minimum.

Special Plans
The Funds reserve the right to amend or terminate the special plans described in this prospectus. Such plans include automatic investment, dividend relay, periodic withdrawal, and waiver or reduction of sales charges for certain purchasers. You will be notified of any such action to the extent required by law.

Telephone Instructions
The Funds reserve the right to refuse telephone instructions. You are liable for a loss resulting from a fraudulent telephone instruction that we reasonably believe is genuine. We will use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requesting personal identification information (name, address, phone number, social security number, birth date, etc.) and sending written confirmation to the shareholder's address of record.

Financial Statements
You will receive annual financial statements for the Funds, examined by the Funds' independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement which is unaudited. The following financial highlights are derived from financial statements which were audited by Ernst & Young LLP.


FINANCIAL HIGHLIGHTS
Domestic Growth-Oriented Funds

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL BALANCED FUND, INC.(a)
-----------------------------
Class A shares                                                  2000         1999        1998          1997        1996
--------------------------------------------------------------------  -------------------------------------        ----
Net Asset Value, Beginning of Period...................       $15.13       $15.28      $15.11       $14.61       $13.74
Income from Investment Operations:
   Net Investment Income...............................          .32          .40         .42          .35          .38
   Net Realized and Unrealized Gain
     on Investments....................................          .02          .34        1.15         1.81         1.59

                       Total from Investment Operations          .34          .74        1.57         2.16         1.97
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.33)        (.44)       (.37)        (.36)        (.43)
   Distributions from Capital Gains....................         (.64)        (.45)      (1.03)       (1.30)        (.67)

                      Total Dividends and Distributions         (.97)        (.89)      (1.40)       (1.66)       (1.10)

Net Asset Value, End of Period.........................       $14.50       $15.13      $15.28       $15.11       $14.61

Total Return(b) .......................................        2.40%        4.85%       11.00%       15.88%      15.10%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $94,763     $112,329     $104,414      $85,436     $70,820
   Ratio of Expenses to Average Net Assets.............        1.32%        1.28%        1.28%        1.33%       1.28%
   Ratio of Net Investment Income to
     Average Net Assets................................        2.26%        2.67%        2.86%        2.42%       2.82%
   Portfolio Turnover Rate.............................        54.4%        24.2%        57.0%        27.6%       32.6%


PRINCIPAL BALANCED FUND, INC.(a)
-----------------------------
Class R shares                                                  2000         1999        1998          1997        1996(c)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $14.99       $15.15      $14.98       $14.52       $13.81
Income from Investment Operations:
   Net Investment Income...............................          .24          .32         .33          .29          .24
   Net Realized and Unrealized Gain
     on Investments....................................          .03          .32        1.15         1.76          .73

                       Total from Investment Operations          .27          .64        1.48         2.05          .97
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.25)        (.35)       (.28)        (.30)        (.26)
   Distributions from Capital Gains....................         (.64)        (.45)      (1.03)       (1.29)        --

                      Total Dividends and Distributions         (.89)        (.80)      (1.31)       (1.59)        (.26)

Net Asset Value, End of Period.........................       $14.37       $14.99      $15.15       $14.98       $14.52

Total Return...........................................        1.92%        4.21%       10.43%       15.16%       7.52%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $24,590      $23,972      $19,434       $9,745        $875
   Ratio of Expenses to Average Net Assets.............        1.83%        1.84%        1.88%        1.99%       1.49%(e)
   Ratio of Net Investment Income to
     Average Net Assets................................        1.73%        2.11%        2.22%        1.66%       2.26%(e)
   Portfolio Turnover Rate.............................        54.4%        24.2%        57.0%        27.6%       32.6%(e)


PRINCIPAL BLUE CHIP FUND, INC.(a)
------------------------------
Class A shares                                                  2000         1999        1998          1997        1996
----------------------------------------------------------------------       ----        ------------------        ----
Net Asset Value, Beginning of Period                          $25.25       $21.71      $20.22        $17.10      $15.03
Income from Investment Operations:
   Net Investment Income(f)   .........................          .04          .15         .12          .21          .23
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.69)        3.53        3.57         3.58         2.45

                       Total from Investment Operations         (.65)        3.68        3.69         3.79         2.68
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           (.14)       (.12)        (.21)        (.26)
   Dvidends in Excess of Net Investment
     Income(g) ........................................         (.05)       --           --           --           --
   Distributions from Capital Gains....................         (.29)       --          (2.08)        (.46)        (.35)

                      Total Dividends and Distributions         (.34)        (.14)      (2.20)        (.67)        (.61)

Net Asset Value, End of Period.........................       $24.26       $25.25      $21.71       $20.22       $17.10

Total Return(b) .......................................      (2.60)%       17.00%       19.48%       22.57%      18.20%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $170,462     $184,217     $126,740      $79,985     $44,389
   Ratio of Expenses to Average Net Assets(f)   .......        1.19%        1.26%        1.31%        1.30%       1.33%
   Ratio of Net Investment Income to
     Average Net Assets................................         .19%         .63%         .57%        1.10%       1.41%
   Portfolio Turnover Rate.............................        73.6%        16.4%          .5%        55.4%       13.3%


PRINCIPAL BLUE CHIP FUND, INC.(a)
------------------------------
Class R shares                                                  2000         1999        1998          1997        1996(c)
----------------------------------------------------------------------       ------------------------------        ----
Net Asset Value, Beginning of Period...................       $25.12       $21.63      $20.16       $17.08       $16.21
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    .......         (.07)         .03         .02          .13          .12
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.69)        3.49        3.57         3.53          .90

                       Total from Investment Operations         (.76)        3.52        3.59         3.66         1.02
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           (.03)       (.04)        (.12)        (.15)
   Dividends in Excess of Net Investment
     Income(g)  .......................................         (.02)       --           --           --           --
   Distributions from Capital Gains....................         (.29)       --          (2.08)        (.46)        --

                      Total Dividends and Distributions         (.31)        (.03)      (2.12)        (.58)        (.15)

Net Asset Value, End of Period.........................       $24.05       $25.12      $21.63       $20.16       $17.08

Total Return...........................................      (3.07)%       16.31%       19.01%       21.82%       7.02%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $54,313      $50,667      $32,871      $15,502      $1,575
   Ratio of Expenses to Average Net Assets(f)   .......        1.69%        1.81%        1.85%        1.89%       1.48%(e)
   Ratio of Net Investment Income (Operating Loss)
      to Average Net Assets............................       (.32)%         .08%         .02%         .45%        .68%(e)
   Portfolio Turnover Rate.............................        73.6%        16.4%          .5%        55.4%       13.3%(e)


PRINCIPAL CAPITAL VALUE FUND, INC.(a)
----------------------------------
Class A shares                                                  2000         1999        1998          1997        1996
--------------------------------------------------------------------  -------------------------------------        ----
Net Asset Value, Beginning of Period...................       $29.58       $31.07      $29.69       $27.72       $23.69
Income from Investment Operations:
   Net Investment Income...............................          .34          .52         .50          .50          .45
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (2.10)         .45        3.88         5.80         5.48

                       Total from Investment Operations        (1.76)         .97        4.38         6.30         5.93
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.25)        (.51)       (.53)        (.48)        (.43)
   Distributions from Capital Gains....................        (2.53)       (1.95)      (2.47)       (3.85)       (1.47)

                      Total Dividends and Distributions        (2.78)       (2.46)      (3.00)       (4.33)       (1.90)

Net Asset Value, End of Period.........................       $25.04       $29.58      $31.07       $29.69       $27.72

Total Return(b) .......................................      (6.20)%        3.00%       15.59%       25.36%      26.41%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $452,251     $573,485     $565,052     $494,444    $435,617
   Ratio of Expenses to Average Net Assets.............         .94%         .75%         .74%         .70%        .69%
   Ratio of Net Investment Income to
     Average Net Assets................................        1.38%        1.73%        1.67%        1.85%       1.82%
Portfolio Turnover Rate................................       107.8%        44.5%        23.2%        30.8%       50.2%


PRINCIPAL CAPITAL VALUE FUND, INC.(a)
----------------------------------
Class R shares                                                  2000         1999        1998          1997        1996(c)
----------------------------------------------------------------------       ------------------------------        ----
Net Asset Value, Beginning of Period...................       $29.33       $30.80      $29.44       $27.57       $24.73
Income from Investment Operations:
   Net Investment Income...............................          .22          .32         .28          .30          .19
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (2.09)         .44        3.84         5.74         2.81

                       Total from Investment Operations        (1.87)         .76        4.12         6.04         3.00
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.17)        (.28)       (.29)        (.32)        (.16)
   Distributions from Capital Gains....................        (2.53)       (1.95)      (2.47)       (3.85)        --

                      Total Dividends and Distributions        (2.70)       (2.23)      (2.76)       (4.17)        (.16)

Net Asset Value, End of Period.........................       $24.76       $29.33      $30.80       $29.44       $27.57

Total Return...........................................      (6.66)%        2.35%       14.77%       24.36%      12.74%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $36,434      $43,862      $37,675      $18,326      $1,752
   Ratio of Expenses to Average Net Assets.............        1.37%        1.43%        1.50%        1.50%       1.16%(e)
   Ratio of Net Investment Income to
     Average Net Assets................................         .95%        1.05%         .88%         .93%       1.18%(e)
   Portfolio Turnover Rate.............................       107.8%        44.5%        23.2%        30.8%       50.2%(e)
PRINCIPAL GROWTH FUND, INC.(a)
---------------------------
Class A shares                                                 2000         1999         1998         1997        1996
-------------------------------------------------------------------         ----         -----------------        ------
Net Asset Value, Beginning of Period...................       $65.57      $56.09       $50.43       $39.54      $37.22
Income from Investment Operations:
   Net Investment Income (Operating Loss) .............         (.37)        .21          .35          .31         .35
   Net Realized and Unrealized Gain
     on Investments....................................         8.43        9.56         7.14        11.26        3.50

                       Total from Investment Operations         8.06        9.77         7.49        11.57        3.85
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           (.30)       (.34)        (.31)        (.35)
   Distributions from Capital Gains....................        (2.41)        --         (1.49)        (.37)       (1.18)

                      Total Dividends and Distributions        (2.41)        (.30)      (1.83)        (.68)       (1.53)

Net Asset Value, End of Period.........................       $71.22       $65.57      $56.09       $50.43       $39.54

Total Return(b) .......................................       12.64%       17.46%       15.17%       29.55%      10.60%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $525,175     $493,117     $395,954     $317,386    $228,361
   Ratio of Expenses to Average Net Assets.............        1.08%         .89%         .95%        1.03%       1.08%
   Ratio of Net Investment Income (Operating Loss) to
      Average Net Assets...............................       (.52)%         .33%         .66%         .68%        .95%
   Portfolio Turnover Rate.............................       121.5%        32.4%        21.9%        16.5%        1.8%


PRINCIPAL GROWTH FUND, INC.(a)
---------------------------
Class R shares                                                  2000         1999        1998          1997        1996(c)
----------------------------------------------------------------------       ------------------------------        ----
Net Asset Value, Beginning of Period...................       $65.13       $55.77      $50.16       $39.40       $39.27
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.66)        (.13)        .02          .06          .10
   Net Realized and Unrealized Gain
     on Investments....................................         8.32         9.49        7.09        11.16          .13

                       Total from Investment Operations         7.66         9.36        7.11        11.22          .23
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           --          (.01)        (.09)        (.10)
   Distributions from Capital Gains....................        (2.41)        --         (1.49)        (.37)        --

                      Total Dividends and Distributions        (2.41)        --         (1.50)        (.46)        (.10)

Net Asset Value, End of Period.........................       $70.38       $65.13      $55.77       $50.16       $39.40

Total Return...........................................       12.09%       16.78%       14.46%       28.72%       1.12%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $60,503      $47,193      $30,557      $16,265      $2,014
   Ratio of Expenses to Average Net Assets.............        1.58%        1.46%        1.59%        1.69%       1.42%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.03)%       (.24)%         .01%         .00%        .14%(e)
   Portfolio Turnover Rate.............................       121.5%        32.4%        21.9%        16.5%        1.8%(e)



PRINCIPAL LARGECAP STOCK INDEX FUND, INC.
-----------------------------------------
Class A shares                                                  2000(h)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income(f) ...........................          .03
   Net Realized and Unrealized Gain
     on Investments....................................          .56

                       Total from Investment Operations          .59

Net Asset Value, End of Period.........................       $10.59

Total Return(b) .......................................        4.96%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $9,855
   Ratio of Expenses to Average Net Assets(f)   .......          79%(e)
   Ratio of Net Investment Income to
     Average Net Assets................................         .76%(e)
   Portfolio Turnover Rate.............................       189.7%(e)


PRINCIPAL LARGECAP STOCK INDEX FUND, INC.
-----------------------------------------
Class R shares                                                  2000(h)
--------------------------------------------------------------------   -
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income(f)   .........................          .01
   Net Realized and Unrealized Gain
     on Investments....................................          .54

                       Total from Investment Operations          .55

Net Asset Value, End of Period.........................       $10.55

Total Return...........................................        4.56%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $13,399
   Ratio of Expenses to Average Net Assets(f)   .......        1.29%(e)
   Ratio of Net Investment Income to
     Average Net Assets................................         .19%(e)
   Portfolio Turnover Rate.............................       189.7%(e)


PRINCIPAL MIDCAP FUND, INC.(a)
---------------------------
Class A shares                                                 2000         1999         1998         1997        1996
-------------------------------------------------------------------         ----         -----------------        ------
Net Asset Value, Beginning of Period...................       $42.12       $39.90      $45.33       $35.75       $31.45
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.16)        (.06)       (.07)         .07          .14
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        12.08         2.28       (4.26)       10.80         5.05

                       Total from Investment Operations        11.92         2.22       (4.33)       10.87         5.19
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --          --           --           (.11)        (.14)
   Distributions from Capital Gains....................        (2.03)       --          (1.10)       (1.18)        (.75)

                      Total Dividends and Distributions        (2.03)       --          (1.10)       (1.29)        (.89)

Net Asset Value, End of Period.........................       $52.01       $42.12      $39.90       $45.33       $35.75

Total Return(b) .......................................       29.21%        5.56%      (9.78)%       31.26%      16.89%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $364,639     $313,984     $332,942     $346,666    $229,465
   Ratio of Expenses to Average Net Assets.............        1.17%        1.22%        1.22%        1.26%       1.32%
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................       (.36)%       (.17)%       (.14)%         .20%        .46%
Portfolio Turnover Rate................................       161.8%        59.9%        25.1%         9.5%       12.3%


PRINCIPAL MIDCAP FUND, INC.(a)
---------------------------
Class R shares                                                  2000         1999        1998          1997        1996(c)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $41.36       $39.43      $45.10       $35.67       $33.77
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.31)        (.34)       (.28)        (.12)         .04
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        11.78         2.27       (4.29)       10.74         1.88

                       Total from Investment Operations        11.47         1.93       (4.57)       10.62         1.92
Less Dividends and Distributions:
   Dividends from Net Investment Income................        --           --           --           (.01)        (.02)
   Distributions from Capital Gains....................        (2.03)       --          (1.10)       (1.18)        --

                      Total Dividends and Distributions        (2.03)       --          (1.10)       (1.19)        (.02)

Net Asset Value, End of Period.........................       $50.80       $41.36      $39.43       $45.10       $35.67

Total Return...........................................       28.63%        4.89%     (10.37)%       30.56%       6.20%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $33,139      $24,877      $23,540      $17,448      $2,016
   Ratio of Expenses to Average Net Assets.............        1.62%        1.85%        1.89%        1.87%       1.53%(e)
   Ratio of Net Investment Income (Operating Loss) to..
     Average Net Assets................................       (.80)%       (.80)%       (.82)%       (.45)%        .29%(e)
   Portfolio Turnover Rate.............................       161.8%        59.9%        25.1%         9.5%       12.3%(e)


PRINCIPAL PARTNERS AGGRESSIVE
GROWTH FUND, INC.
Class A shares                                                  2000
---------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    .......         (.05)
   Net Realized and Unrealized Gain
     on Investments....................................         1.41

                       Total from Investment Operations         1.36

Net Asset Value, End of Period.........................       $11.36

Total Return(b) .......................................       13.60%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $49,794
   Ratio of Expenses to Average Net Assets(f)   .......        1.57%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................       (.68)%(e)
   Portfolio Turnover Rate.............................        62.0%(e)


PRINCIPAL PARTNERS AGGRESSIVE
GROWTH FUND, INC.
Class R shares                                                  2000
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $ 10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    .......         (.07)
   Net Realized and Unrealized Gain
     on Investments....................................         1.38

                       Total from Investment Operations         1.31

Net Asset Value, End of Period.........................       $11.31

Total Return...........................................       13.10%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $9,496
   Ratio of Expenses to Average Net Assets(f)   .......        2.06%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.16)%(e)
   Portfolio Turnover Rate.............................        62.0%(e)


PRINCIPAL PARTNERS LARGECAP
GROWTH FUND, INC.
Class A shares                                                  2000(h)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $ 10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    .......         (.04)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (1.84)

                       Total from Investment Operations        (1.88)

Net Asset Value, End of Period.........................        $8.12

Total Return(b) .......................................     (20.55)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $7,126
   Ratio of Expenses to Average Net Assets(f)    ......        1.73%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.24)%(e)
   Portfolio Turnover Rate.............................       181.8%(e)


PRINCIPAL PARTNERS LARGECAP
GROWTH FUND, INC.
Class R shares                                                  2000(h)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    .......         (.06)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (1.84)

                       Total from Investment Operations        (1.90)

Net Asset Value, End of Period.........................        $8.10

Total Return...........................................     (20.74)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $1,759
   Ratio of Expenses to Average Net Assets(f)    ......        2.11%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.60)%(e)
   Portfolio Turnover Rate.............................       181.8%(e)


PRINCIPAL PARTNERS MIDCAP
GROWTH FUND, INC.
Class A shares                                                  2000(h)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $ 10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    .......         (.04)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.87)

                       Total from Investment Operations      (.91)

Net Asset Value, End of Period.........................        $9.09

Total Return(b) .......................................     (12.68)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $11,875
   Ratio of Expenses to Average Net Assets(f)   ..1.79%          (e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.40)%(e)
   Portfolio Turnover Rate.............................       265.5%(e)


PRINCIPAL PARTNERS MIDCAP
GROWTH FUND, INC.
Class R shares                                                  2000(h)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    .......         (.07)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.87)

                       Total from Investment Operations      (.94)

Net Asset Value, End of Period.........................        $9.06

Total Return...........................................     (12.97)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $2,382
   Ratio of Expenses to Average Net Assets(f)    ......        2.29%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.88)%(e)
   Portfolio Turnover Rate.............................       265.5%(e)


PRINCIPAL REAL ESTATE FUND, INC.
Class A shares                                                  2000         1999        1998(i)
--------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period...................        $7.73        $8.39      $10.15
Income from Investment Operations:
   Net Investment Income(f)   .........................          .35          .31         .20
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         1.30         (.67)      (1.76)

                       Total from Investment Operations         1.65         (.36)      (1.56)
Less Dividends from Net Investment Income..............         (.35)        (.30)       (.20)

                                        Total Dividends         (.35)        (.30)       (.20)

Net Asset Value, End of Period.........................        $9.03        $7.73       $8.39

Total Return(b) .......................................       21.86%      (4.38)%     (15.45)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $9,439       $6,459       $5,490
   Ratio of Expenses to Average Net Assets(f)    ......        1.88%        2.19%        2.25%(e)
   Ratio of Net Investment Income to
     Average Net Assets................................        4.28%        3.77%        2.89%(e)
   Portfolio Turnover Rate.............................        79.8%        55.1%        60.4%(e)


PRINCIPAL REAL ESTATE FUND, INC.
Class R shares                                                  2000         1999        1998(i)
--------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period...................        $7.72        $8.40      $10.15
Income from Investment Operations:
   Net Investment Income(f)   .........................          .31          .28         .23
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         1.31         (.66)      (1.78)

                       Total from Investment Operations         1.62         (.38)      (1.55)
Less Dividends from Net Investment Income..............         (.32)        (.30)       (.20)

                                        Total Dividends         (.32)        (.30)       (.20)

Net Asset Value, End of Period.........................        $9.02        $7.72       $8.40

Total Return...........................................       21.40%      (4.70)%     (15.37)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $4,485       $3,100       $2,928
   Ratio of Expenses to Average Net Assets(f)    ......        2.38%        2.53%        1.99%(e)
   Ratio of Net Investment Income to
     Average Net Assets................................        3.79%        3.43%        3.07%(e)
   Portfolio Turnover Rate.............................        79.8%        55.1%        60.4%(e)


PRINCIPAL SMALLCAP FUND, INC.
Class A shares                                                  2000         1999        1998(i)
--------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period...................       $11.34        $8.43       $9.92
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    .......         (.11)        (.11)       (.08)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         1.27         3.02       (1.41)

                       Total from Investment Operations         1.16         2.91       (1.49)
Less Distributions from Capital Gains..................        (1.26)        --          --

Net Asset Value, End of Period.........................       $11.24       $11.34       $8.43

Total Return(b) .......................................        9.89%       34.52%     (15.95)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $60,660      $41,598      $18,438
   Ratio of Expenses to Average Net Assets(f)    ......        1.75%        1.92%        2.58%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................       (.61)%      (1.04)%      (1.65)%(e)
   Portfolio Turnover Rate.............................       138.4%       100.7%        20.5%(e)


PRINCIPAL SMALLCAP FUND, INC.
Class R shares                                                  2000         1999        1998(i)
--------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period...................       $11.31        $8.45       $9.91
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    .......         (.03)        (.10)       (.07)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         1.15         2.96       (1.39)

                       Total from Investment Operations         1.12         2.86       (1.46)
Less Distributions from Capital Gains..................        (1.26)        --          --

Net Asset Value, End of Period.........................       $11.17       $11.31       $8.45

Total Return...........................................        9.53%       33.85%     (15.75)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $17,880      $10,177       $4,688
   Ratio of Expenses to Average Net Assets(f)    ......        2.12%        2.31%        2.07%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................       (.98)%      (1.43)%      (1.12)%(e)
   Portfolio Turnover Rate.............................       138.4%       100.7%        20.5%(e)


PRINCIPAL UTILITIES FUND, INC.(a)
------------------------------
Class A shares                                                  2000         1999        1998          1997        1996
--------------------------------------------------------------------  -------------------------------------        ----
Net Asset Value, Beginning of Period...................       $17.86       $16.11      $12.55       $11.40       $10.94
Income from Investment Operations:
   Net Investment Income(f)   .........................          .27          .33         .41          .48          .44
   Net Realized and Unrealized Gain
     on Investments....................................         1.68         2.00        3.59         1.12          .45

                       Total from Investment Operations         1.95         2.33        4.00         1.60          .89
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.27)        (.34)       (.44)        (.45)        (.43)
   Distributions from Capital Gains....................        (1.14)        (.24)       --           --           --

                      Total Dividends and Distributions        (1.41)        (.58)       (.44)        (.45)        (.43)

Net Asset Value, End of Period.........................       $18.40       $17.86      $16.11       $12.55       $11.40

Total Return(b) .......................................       12.09%       14.74%       32.10%       14.26%       8.13%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $101,352      $99,857      $83,533      $64,366     $66,322
   Ratio of Expenses to Average Net Assets(f)   ..             1.23%        1.20%        1.15%        1.15%        1.17%
   Ratio of Net Investment Income to
     Average Net Assets................................        1.59%        1.94%        2.73%        3.90%       3.85%
   Portfolio Turnover Rate.............................       150.8%        23.5%        11.9%        22.5%       34.2%


PRINCIPAL UTILITIES FUND, INC.(a)
------------------------------
Class R shares                                                  2000         1999        1998          1997        1996(c)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $17.82       $16.07      $12.49       $11.33       $11.75
Income from Investment Operations:
   Net Investment Income(f)   .........................          .17          .21         .33          .39          .28
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         1.68         2.00        3.58         1.14         (.41)

                       Total from Investment Operations         1.85         2.21        3.91         1.53         (.13)
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.17)        (.22)       (.33)        (.37)        (.29)
   Distributions from Capital Gains....................        (1.14)        (.24)       --           --           --

                      Total Dividends and Distributions        (1.31)        (.46)       (.33)        (.37)        (.29)

Net Asset Value, End of Period.........................       $18.36       $17.82      $16.07       $12.49       $11.33

Total Return...........................................       11.43%       13.97%       31.47%       13.72%      (.31)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $10,738       $8,081       $4,005       $1,512        $311
   Ratio of Expenses to Average Net Assets(f)   .......        1.80%        1.87%        1.65%        1.65%       1.47%(e)
   Ratio of Net Investment Income to
     Average Net Assets................................        1.01%        1.27%        2.21%        3.35%       3.77%(e)
   Portfolio Turnover Rate.............................       150.8%        23.5%        11.9%        22.5%       34.2%(e)

Notes to Financial Highlights


(a) Effective January 1, 1998, the following changes were made to the names of the Domestic Growth Funds:

       Former Fund Name                       New Fund Name
 Princor Balanced Fund, Inc.                  Principal Balanced Fund, Inc.
 Princor Blue Chip Fund, Inc.                 Principal Blue Chip Fund, Inc.
 Princor Capital Accumulation Fund, Inc.      Principal Capital Value Fund, Inc.
 Princor Growth Fund, Inc.                    Principal Growth Fund, Inc.
 Princor Emerging Growth Fund, Inc.           Principal MidCap Fund, Inc.
 Princor Utilities Fund, Inc.                 Principal Utilities Fund, Inc.

(b) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c) Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through October 31, 1996. Certain of the Domestic Growth Funds' Class R shares recognized net investment income for the period from the initial purchase of Class R shares on February 27, 1996 through February 28, 1996 as follows, none of which was distributed to the sole shareholder, Principal Management Corporation. Additionally, the Domestic Growth Funds incurred unrealized gains (losses) on investments during the initial interim period as follows. This represents Class R share activities of each fund prior to the initial offering of Class R shares:
                                                   Per Share      Per Share
                                                 Net Investment   Unrealized
                                                    Income        Gain (Loss)
    Principal Balanced Fund, Inc.                     $-          $(.03)
    Principal Blue Chip Fund, Inc.                     .01         (.02)
    Principal Capital Value Fund, Inc.                 .01         (.11)
    Principal Growth Fund, Inc.                        .01          .10
    Principal MidCap Fund, Inc.                         -            .19

(d)  Total return amounts have not been annualized.

(e)  Computed on an annualized basis.

(f) Without the Manager's voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the following funds would have had per share net investment income and the ratios of expenses to average net assets as shown:

                                           Periods          Per Share      Ratio of Expenses
                                             Ended       Net Investment     to Average Net         Amount
                  Fund                     October 31,       Income             Assets             Waived


   Principal Blue Chip Fund, Inc.
                  Class A                    2000       $  .01                  1.33%            $ 239,527
                  Class R                    2000         (.09)                 1.77                45,530

   Principal LargeCap Stock Index Fund, Inc.
                  Class A                    2000        $(.01)                 1.82%(e)         $  41,967
                  Class R                    2000         (.02)                 2.04(e)             28,818

   Principal Partners Aggressive Growth Fund, Inc.
                  Class A                    2000        $(.08)                 1.99%            $ 137,876
                  Class R                    2000         (.09)                 2.33                13,862

   Principal Partners LargeCap Growth Fund, Inc.
                  Class A                    2000        $(.06)                 2.44%(e)         $  20,357
                  Class R                    2000         (.10)                 2.92(e)              6,992

   Principal Partners MidCap Growth Fund, Inc.
                  Class A                    2000        $(.06)                 2.50%(e)         $  28,903
                  Class R                    2000         (.10)                 2.94(e)              6,375

   Principal Real Estate Fund, Inc.
                  Class A                    2000        $  -                   2.17%            $  21,860
                  Class R                    2000          .02                  2.48                 3,835

   Principal SmallCap Fund, Inc.
                  Class A                    2000       $(.11)                  1.76%            $   2,978
                  Class R                    2000        (.03)                  2.19                11,126

   Principal Utilities Fund, Inc.
                  Class A                    1998         $.39                  1.23%            $  60,477
                                             1997          .46                  1.25%               65,940
                                             1996          .43                  1.25%               54,932

                  Class R                    1998          .28                  2.10%               12,481
                                             1997          .31                  2.67%                9,355
                                             1996(c)       .28                  1.47%(e)              -

     The Manager ceased its waiver of expenses for the Principal Utilities Fund, Inc. as of October 31, 1998.

(g) Dividends and distributions which exceed investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains on investments. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distribution.

(h) Period from March 1, 2000, date Class A shares first offered to the public and Class R shares first offered to eligible purchasers, through October 31, 2000.

(i) Period from December 31, 1997, date Class A shares first offered to the public and Class R shares first offered to eligible purchasers, through October 31, 1998. With respect to Principal Real Estate Fund, Inc. Class A and Class R shares, net investment income aggregating $.03 per share for the period from the initial purchase of shares on December 11, 1997 through December 30, 1997 was recognized, of which $.01 per share was distributed to its sole shareholder, Principal Life Insurance Company, during the period. With respect to Principal SmallCap Fund, Inc. Class A and Class R shares, net investment income aggregating $.02 per share from the initial purchase of shares on December 11, 1997 through December 30, 1997 was recognized. Principal SmallCap Fund, Inc. Class A and Class R did distribute $.01 per share a taxable return of capital to the sole shareholder Principal Life Insurance Company, during the period. Principal Real Estate Fund, Inc. and Principal SmallCap Fund, Inc. Class A and Class R shares incurred unrealized gains (losses) on investments during the initial interim period as follows. This represents Class A and Class R share activities of each fund prior to the initial public offering of each class of shares.

                                                   Per Share Unrealized
                                                        Gain (Loss)

                                               Class                 Class
                                                 A                     R

       Principal Real Estate Fund, Inc.        $ .13                 $ .13
       Principal SmallCap Fund, Inc.            (.09)                 (.09)

International Growth-Oriented Funds

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL EUROPEAN EQUITY FUND, INC.
------------------------------------
Class A shares                                                 2000(a)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(b) .........         (.04)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................       (1.27)

                       Total from Investment Operations       (1.31)

Net Asset Value, End of Period.........................      $ 8.69

Total Return(c) .......................................    (13.10)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $2,242
   Ratio of Expenses to Average Net Assets(b) .........       2.49%(e)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets                                  (1.09)%(e)
   Portfolio Turnover Rate.............................       48.6%(e)


PRINCIPAL EUROPEAN EQUITY FUND, INC.
------------------------------------
Class R shares                                                 2000(a)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(b)  .........        (.06)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................       (1.28)

                       Total from Investment Operations       (1.34)

Net Asset Value, End of Period.........................      $ 8.66

Total Return..........................................     (13.40)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $1,208
   Ratio of Expenses to Average Net Assets(b) ....            2.99%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (1.40)%(e)
   Portfolio Turnover Rate.............................       48.6%(e)


PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.
Class A shares                                                 2000         1999         1998         1997(f)
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $8.56        $6.54        $8.29        $9.51
Income from Investment Operations:
   Net Investment Income (Operating Loss)(b)  ....             (.10)        (.03)        (.02)        (.01)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................         .31         2.05        (1.73)       (1.21)

                       Total from Investment Operations         .21         2.02        (1.75)       (1.22)

Dividends in Excess of Net Investment Income(g)........        (.02)         --          --           --

Net Asset Value, End of Period.........................       $8.75        $8.56        $6.54        $8.29

Total Return(c) .......................................       2.36%       30.89%     (21.11)%     (10.18)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $17,890      $13,401       $7,312       $5,039
   Ratio of Expenses to Average Net Assets(b) ....            2.49%        2.75%        3.31%        2.03%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (1.05)%       (.35)%       (.36)%       (.32)%(e)
   Portfolio Turnover Rate.............................      112.9%        95.8%        45.2%        21.4%(e)


PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.
Class R shares                                                 2000         1999         1998         1997(f)
--------------------------------------------------------------------------------  ------------------------
Net Asset Value, Beginning of Period...................       $8.55        $6.53        $8.28        $9.51
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............        (.11)         --          (.04)        (.01)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................         .29         2.02        (1.71)       (1.22)

                       Total from Investment Operations         .18         2.02        (1.75)       (1.23)

Dividends in Excess of Net Investment Income(g)........        (.02)         --          --           --

Net Asset Value, End of Period.........................       $8.71        $8.55        $6.53        $8.28

Total Return...........................................       2.04%       30.93%     (21.14)%     (10.29)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $4,619       $3,606       $2,202       $2,510
   Ratio of Expenses to Average Net Assets.............       2.74%        2.67%        3.47%        2.20%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (1.31)%       (.22)%       (.60)%       (.51)%(e)
   Portfolio Turnover Rate.............................      112.9%        95.8%        45.2%        21.4%(e)


PRINCIPAL INTERNATIONAL FUND, INC.(h)
----------------------------------
Class A shares                                                 2000         1999         1998         1997        1996
--------------------------------------------------------------------------------         -----------------        ----
Net Asset Value, Beginning of Period...................      $10.04       $ 9.20        $9.33        $8.14       $7.28
Income from Investment Operations:
   Net Investment Income...............................         .16          .13          .13          .09         .10
   Net Realized and Unrealized
     Gain on Investments...............................         .20         1.28          .04         1.52        1.17

                       Total from Investment Operations         .36         1.41          .17         1.61        1.27
Less Dividends and Distributions:
   Dividends from Net Investment Income................        (.23)        (.11)        (.10)        (.11)       (.08)
   Distributions from Capital Gains....................       (1.32)        (.46)        (.20)        (.31)       (.33)

                      Total Dividends and Distributions       (1.55)        (.57)        (.30)        (.42)       (.41)

Net Asset Value, End of Period.........................      $ 8.85       $10.04        $9.20        $9.33       $8.14

Total Return(c) .......................................       3.04%       16.18%        1.93%       20.46%      18.36%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $325,369     $338,144     $302,757     $281,158    $172,276
   Ratio of Expenses to Average Net Assets.............       1.27%        1.22%        1.25%        1.39%       1.45%
   Ratio of Net Investment Income to
     Average Net Assets................................       1.76%        1.35%        1.45%        1.25%       1.43%
   Portfolio Turnover Rate.............................       92.7%        58.7%        38.7%        26.6%       23.8%


PRINCIPAL INTERNATIONAL FUND, INC.(h)
----------------------------------
Class R shares                                                 2000         1999         1998         1997        1996(i)
-------------------------------------------------------------------  -----------         -----------------        ----
Net Asset Value, Beginning of Period...................       $9.96       $9.13         $9.27        $8.12       $7.48
Income from Investment Operations:
   Net Investment Income...............................         .11          .06          .06          .07         .01
   Net Realized and Unrealized
     Gain on Investments...............................         .20         1.27          .04         1.47         .63

                       Total from Investment Operations         .31         1.33          .10         1.54         .64
Less Dividends and Distributions:
   Dividends from Net Investment Income................        (.17)        (.04)        (.04)        (.08)        --
   Distributions from Capital Gains....................       (1.32)        (.46)        (.20)        (.31)        --

                      Total Dividends and Distributions       (1.49)        (.50)        (.24)        (.39)        --

Net Asset Value, End of Period.........................       $8.79        $9.96        $9.13        $9.27       $8.12

Total Return...........................................       2.54%      15.27%         1.13%       19.65%       9.29%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $28,113      $22,229      $17,739      $11,773      $1,057
   Ratio of Expenses to Average Net Assets.............       1.86%        1.93%        2.01%        2.10%       1.59%(e)
   Ratio of Net Investment Income to
     Average Net Assets................................       1.02%         .64%         .67%         .44%        .78%(e)
   Portfolio Turnover Rate.............................       92.7%        58.7%        38.7%        26.6%       23.8%(e)


PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
Class A shares                                                 2000         1999         1998         1997(f)
-------------------------------------------------------------------  -------------------------------------
Net Asset Value, Beginning of Period...................      $15.32        $9.99        $9.96       $10.04
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............        (.32)        (.12)        (.07)        (.01)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        3.51         5.53          .10         (.07)

                       Total from Investment Operations        3.19         5.41          .03         (.08)
Less Distributions from Capital Gains..................      (1.51)        (.08)         --           --

                                    Total Distributions       (1.51)        (.08)        --           --

Net Asset Value, End of Period.........................      $17.00       $15.32        $9.99       $ 9.96

Total Return(c) .......................................      21.21%       54.52%         .30%         .50%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $36,322      $23,612      $11,765       $6,210
   Ratio of Expenses to Average Net Assets.............       2.46%        2.21%        2.66%        1.99%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (1.41)%      (1.02)%       (.81)%       (.40)%(e)
   Portfolio Turnover Rate.............................      329.8%       191.5%        99.8%        10.4%(e)


PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
Class R shares                                                 2000         1999         1998         1997(f)
--------------------------------------------------------------------------------  ------------------------
Net Asset Value, Beginning of Period...................      $15.36       $10.01       $ 9.96       $10.04
Income from Investment Operations:
   Net Investment Income (Operating Loss)................      (.24)        (.10)        (.07)        (.01)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        3.41         5.53          .12         (.07)

                       Total from Investment Operations        3.17         5.43          .05         (.08)
Less Distributions from Capital Gains..................      (1.51)        (.08)         --           --

                                    Total Distributions       (1.51)        (.08)        --           --

Net Asset Value, End of Period.........................      $17.02       $15.36       $10.01       $ 9.96

Total Return...........................................      21.01%       54.61%         .50%         .50%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $8,952       $6,188       $3,317       $3,004
   Ratio of Expenses to Average Net Assets.............       2.64%        2.12%        2.51%        2.15%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (1.58)%       (.93)%       (.68)%       (.54)%(e)
   Portfolio Turnover Rate.............................      329.8%       191.5%        99.8%        10.4%(e)


PRINCIPAL PACIFIC BASIN FUND, INC.
----------------------------------
Class A shares                                                 2000(a)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(b)  .........        (.04)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................       (1.35)

                       Total from Investment Operations       (1.39)

Net Asset Value, End of Period.........................      $ 8.61

Total Return(c) .......................................    (13.90)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $1,860
   Ratio of Expenses to Average Net Assets(b) .........       2.10%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (1.21)%(e)
   Portfolio Turnover Rate.............................       51.4%(e)


PRINCIPAL PACIFIC BASIN FUND, INC.
----------------------------------
Class R shares                                                 2000(a)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(b)  .........        (.07)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................       (1.32)

                       Total from Investment Operations       (1.39)

Net Asset Value, End of Period.........................      $ 8.61

Total Return...........................................    (13.90)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $1,129
   Ratio of Expenses to Average Net Assets(b) .........       2.35%(e)
   Ratio of Net Investment Income (Operating Loss) to
    Average Net Assets.................................     (1.45)%(e)
   Portfolio Turnover Rate.............................       51.4%(e)


 Notes to Financial Highlights

(a) Period from May 1, 2000, date Class A shares first offered to the public and Class R shares first offered to eligible purchasers, through October 31, 2000.

(b)  Without the Managers voluntary waiver of a portion of certain expenses (see
     Note 3 to the financial statements) for the periods indicated, the following funds would have had per share net investment income and the ratios of expenses to average net assets as shown:

                                     Periods    Per Share       Ratio of Expenses
                                      Ended   Net Investment       to Average          Amount
            Fund                   October 31,   Income            Net Assets          Waived

Principal European Equity Fund, Inc.
        Class A                       2000        (.07)              3.42%(e)         $  8,462
        Class R                       2000        (.11)              3.67%(e)            4,211

Principal International Emerging
  Markets Fund, Inc.
        Class A                       2000        (.11)              2.59%              20,727

Principal Pacific Basin Fund, Inc.
        Class A                       2000        (.07)              2.88%(e)            6,397
        Class R                       2000        (.11)              3.27%(e)            5,545

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)  Total return amounts have not been annualized.

(e)  Computed on an annualized basis.

(f) Period from August 29, 1997, date Class A shares first offered to the public and Class R shares first offered to eligible purchasers, through October 31, 1997. Principal International Emerging Markets Fund, Inc. and Principal International SmallCap Fund, Inc. classes of shares recognized net investment income as follows for the period from the initial purchase of shares on August 14, 1997, through August 28, 1997, none of which was distributed to the sole shareholder, Principal Life Insurance Company. Principal International Emerging Markets Fund, Inc. and Principal International SmallCap Fund, Inc. incurred unrealized gains (losses) on investments during the initial interim period as follows. This represents Class A and Class R share activities prior to the initial public offering of all classes of shares of each fund.

                                                          Per Share          Per Share
                                                        Net Investment       Unrealized
                                                           Income            Gain (Loss)

  Principal International Emerging Markets Fund, Inc.:
      Class A                                                $.01            $(.50)
      Class R                                                 .01             (.50)

  Principal International SmallCap Fund, Inc.:
      Class A                                                 .01              .03
      Class R                                                 .01              .03

(g) Dividends and distributions which exceed investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains on investments. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distribution.

(h) Effective January 1, 1998, Princor World Fund, Inc. changed its name to Principal International Fund, Inc.

Income-Oriented Funds

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL BOND FUND, INC.(a)
-------------------------
Class A shares                                                 2000         1999         1998         1997        1996
---------------------------------------------------------------------------------------------         ----        -------
Net Asset Value, Beginning of Period                          $10.66       $11.59      $11.44        $11.17      $11.42
Income from Investment Operations:
   Net Investment Income(b)   ...........................        .72          .70         .71           .75         .76
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.40)        (.91)        .16           .33        (.25)

                        Total from Investment Operations         .32         (.21)        .87          1.08         .51
Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.73)        (.69)       (.72)         (.81)       (.76)
   Excess Distributions from Capital Gains(c)  .........          --         (.03)        --           --            --

                       Total Dividends and Distributions        (.73)        (.72)       (.72)         (.81)       (.76)

Net Asset Value, End of Period...........................     $10.25       $10.66      $11.59        $11.44      $11.17

Total Return(d) ....................................           3.23%      (1.92)%        7.76%       10.15%        4.74%
 Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............   $124,630     $145,975     $148,081     $126,427     $113,437
   Ratio of Expenses to Average Net Assets(b)    ........      1.06%        1.04%         .95%         .95%         .95%
   Ratio of Net Investment Income to
     Average Net Assets..................................      6.96%        6.25%        6.19%        6.70%        6.85%
   Portfolio Turnover Rate...............................      60.7%        48.9%        15.2%        12.8%         3.4%


PRINCIPAL BOND FUND, INC.(a)
-------------------------
Class R shares                                                 2000         1999         1998         1997        1996(e)
-----------------------------------------------------------------------------------------------------------       ----
Net Asset Value, Beginning of Period.....................     $10.67       $11.59      $11.43        $11.16      $11.27
Income from Investment Operations:
   Net Investment Income(b)   ...........................        .68          .63         .63           .71         .51
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.39)        (.90)        .16           .30        (.13)

                        Total from Investment Operations         .29         (.27)        .79          1.01         .38
Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.68)        (.62)       (.63)         (.74)       (.49)
   Excess Distributions from Capital Gains(c)   .........       --           (.03)       --            --          --

                       Total Dividends and Distributions        (.68)        (.65)       (.63)         (.74)       (.49)

Net Asset Value, End of Period...........................     $10.28       $10.67      $11.59        $11.43      $11.16

Total Return.............................................      2.85%      (2.45)%        7.05%        9.49%        3.75%(f)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $16,071      $16,096      $12,196       $5,976         $525
   Ratio of Expenses to Average Net Assets(b)    ........      1.48%        1.61%        1.45%        1.45%        1.28%(g)
   Ratio of Net Investment Income to
     Average Net Assets..................................      6.54%        5.68%        5.66%        6.11%        6.51%(g)
   Portfolio Turnover Rate...............................      60.7%        48.9%        15.2%        12.8%         3.4%(g)


PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.(a)
-------------------------------------------------
Class A shares                                                 2000         1999         1998         1997        1996
---------------------------------------------------------------------------------------------         ----        -------
Net Asset Value, Beginning of Period.....................     $11.10       $11.63      $11.51        $11.26      $11.31
Income from Investment Operations:
   Net Investment Income.................................        .68          .69         .70           .70         .70
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................        .07         (.52)        .12           .29        (.05)

                        Total from Investment Operations         .75          .17         .82           .99         .65
Less Dividends from Net Investment Income................       (.67)        (.70)       (.70)         (.74)       (.70)

Net Asset Value, End of Period...........................     $11.18       $11.10      $11.63        $11.51      $11.26

Total Return(d)  ........................................      7.09%        1.47%        7.38%        9.23%        6.06%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............   $213,114     $237,811     $251,455     $249,832     $259,029
   Ratio of Expenses to Average Net Assets...............       .94%         .89%         .86%         .84%         .81%
   Ratio of Net Investment Income to
     Average Net Assets..................................      6.14%        6.04%        6.07%        6.19%        6.31%
   Portfolio Turnover Rate...............................       6.9%        19.4%        17.1%        10.8%        25.9%


PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.(a)
-------------------------------------------------
Class R shares                                                 2000         1999         1998         1997        1996(e)
-----------------------------------------------------------------------------------------------------------       ----
Net Asset Value, Beginning of Period.....................     $11.03       $11.55      $11.42        $11.21      $11.27
Income from Investment Operations:
   Net Investment Income.................................        .62          .61         .61           .64         .47
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................        .08         (.52)        .13           .24        (.08)

                        Total from Investment Operations         .70          .09         .74           .88         .39
Less Dividends from Net Investment Income................       (.61)        (.61)       (.61)         (.67)       (.45)

Net Asset Value, End of Period...........................     $11.12       $11.03      $11.55        $11.42      $11.21

Total Return.............................................      6.63%         .78%        6.66%        8.19%        3.76%(f)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $12,976      $11,539       $8,156       $4,152         $481
   Ratio of Expenses to Average Net Assets...............      1.40%        1.53%        1.64%        1.79%        1.18%(g)
   Ratio of Net Investment Income to
     Average Net Assets..................................      5.67%        5.40%        5.39%        5.21%        5.84%(g)
   Portfolio Turnover Rate...............................       6.9%        19.4%        17.1%        10.8%        25.9%(g)


PRINCIPAL HIGH YIELD FUND, INC.(a)
-------------------------------
Class A shares                                                 2000         1999         1998         1997        1996
---------------------------------------------------------------------------------------------         ----        --------
Net Asset Value, Beginning of Period.....................      $7.21        $7.63       $8.52         $8.27       $8.06
Income from Investment Operations:
   Net Investment Income.................................        .60          .63         .64           .67         .68
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.81)        (.41)       (.88)          .31         .23

                        Total from Investment Operations        (.21)         .22        (.24)          .98         .91
Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.57)        (.63)       (.64)         (.73)       (.70)
   Dividends in Excess of Net Investment Income(c)    (.07)     (.01)        (.01)      --            --

                       Total Dividends and Distributions        (.64)        (.64)       (.65)         (.73)       (.70)

Net Asset Value, End of Period...........................      $6.36        $7.21       $7.63         $8.52       $8.27

Total Return(d)  ........................................    (3.12)%        2.81%      (3.18)%       12.33%       11.88%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $22,869      $30,065      $33,474      $38,239      $28,432
   Ratio of Expenses to Average Net Assets...............      1.44%        1.31%        1.40%        1.22%        1.26%
   Ratio of Net Investment Income to
     Average Net Assets..................................      8.71%        8.23%        7.71%        7.99%        8.49%
   Portfolio Turnover Rate...............................     152.6%        86.1%        65.9%        39.2%        18.8%


PRINCIPAL HIGH YIELD FUND, INC.(a)
-------------------------------
Class R shares                                                 2000         1999         1998         1997        1996(e)
-----------------------------------------------------------------------------------------------------------       ----
Net Asset Value, Beginning of Period.....................      $7.08        $7.51       $8.40         $8.20       $8.21
Income from Investment Operations:
   Net Investment Income.................................        .54          .56         .57           .62         .46
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.79)        (.40)       (.87)          .26        (.03)

                        Total from Investment Operations        (.25)         .16        (.30)          .88         .43
Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.53)        (.56)       (.58)         (.68)       (.44)
   Dividends in Excess of Net Investment Income(c).......       (.07)        (.03)       (.01)          --           --

                       Total Dividends and Distributions        (.60)        (.59)       (.59)         (.68)       (.44)

Net Asset Value, End of Period...........................      $6.23        $7.08       $7.51         $8.40       $8.20

Total Return.............................................    (3.78)%        2.01%      (3.97)%       11.14%        5.60%(f)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............     $2,139       $2,598       $2,734       $1,961         $124
   Ratio of Expenses to Average Net Assets...............      2.02%        2.09%        2.28%        2.42%        1.59%(g)
   Ratio of Net Investment Income to
     Average Net Assets..................................      8.14%        7.43%        6.84%        6.70%        7.84%(g)
   Portfolio Turnover Rate...............................     152.6%        86.1%        65.9%        39.2%        18.8%(g)


PRINCIPAL LIMITED TERM BOND FUND, INC.(a)
--------------------------------------
Class A shares                                                 2000         1999         1998         1997        1996(h)
-----------------------------------------------------------------------------------------------------------       ----
Net Asset Value, Beginning of Period.....................      $9.54        $9.93       $9.88         $9.89       $9.90
Income from Investment Operations:
   Net Investment Income(b)   ...........................        .59          .57         .57           .61         .38
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.05)        (.39)        .06           .03        (.04)

                        Total from Investment Operations         .54          .18         .63           .64         .34
Less Dividends from Net Investment Income................       (.58)        (.57)       (.58)         (.65)       (.35)

Net Asset Value, End of Period...........................      $9.50        $9.54       $9.93         $9.88       $9.89

Total Return(d)  ........................................      5.94%        1.83%        6.57%        6.75%        3.62%(f)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $25,183      $27,096      $27,632      $20,567      $17,249
   Ratio of Expenses to Average Net Assets(b)    .....           99%        1.00%         .82%         .90%         .89%(g)
   Ratio of Net Investment Income to
     Average Net Assets..................................      6.16%        5.76%        5.86%        6.20%        6.01%(g)
   Portfolio Turnover Rate...............................      31.5%        20.9%        23.8%        17.4%        16.5%(g)


PRINCIPAL LIMITED TERM BOND FUND, INC.(a)
--------------------------------------
Class R shares                                                 2000         1999         1998         1997        1996(e)
-----------------------------------------------------------------------------------------------------------       ----
Net Asset Value, Beginning of Period.....................      $9.55        $9.93       $9.85         $9.88       $9.90
Income from Investment Operations:
   Net Investment Income(b)   ...........................        .52          .50         .52           .54         .36
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.03)        (.39)        .07           .03        (.06)

                        Total from Investment Operations         .50          .11         .59           .57         .30
Less Dividends from Net Investment Income................       (.51)        (.49)       (.51)         (.60)       (.32)

Net Asset Value, End of Period...........................      $9.54        $9.55       $9.93         $9.85       $9.88

Total Return.............................................      5.38%        1.13%        6.12%        6.01%        3.24%(f)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............     $4,934       $3,276       $2,034         $606          $83
   Ratio of Expenses to Average Net Assets(b)    ...           1.59%        1.41%        1.44%        1.48%        1.40%(g)
   Ratio of Net Investment Income to
     Average Net Assets..................................      5.58%        5.35%        5.21%        5.60%        5.64%(g)
   Portfolio Turnover Rate...............................      31.5%        20.9%        23.8%        17.4%        16.5%(g)


Notes to Financial Highlights

(a) Effective January 1, 1998, the following changes were made to the names of the Income Funds:

              Former Fund Name                                       New Fund Name
------------------------------                                       -------------
Princor Bond Fund, Inc.                              Principal Bond Fund, Inc.
Princor Government Securities Income Fund, Inc.      Principal Government Securities Income Fund, Inc.
Princor High Yield Fund, Inc.                        Principal High Yield Fund, Inc.
Princor Limited Term Bond Fund, Inc.                 Principal Limited Term Bond Fund, Inc.

(b) Without the Manager's voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the following funds would have had per share net investment income and the ratios of expenses to average net assets as shown:

                                                   Year Ended
                                                    October 31,        Per Share        Ratio of Expenses
                                                      Except        Net Investment       to Average Net         Amount
                                                     as Noted           Income               Assets             Waived


         Principal Bond Fund, Inc.:*
              Class A                                 1998                $.70               1.04%             $121,092
                                                      1997                 .74                .98                41,256
                                                      1996                 .76                .97                22,536

              Class R                                 1998                 .61               1.72                25,144
                                                      1997                 .69               1.78                10,427
                                                      1996(g)              .51               1.28(e)                  3

         Principal Limited Term Bond Fund, Inc.:
              Class A                                 2000                 .57               1.20                51,056
                                                      1999                 .55               1.14                40,285
                                                      1998                 .55               1.13                76,952
                                                      1997                 .59               1.15                46,271
                                                      1996(i)              .37               1.16(e)             22,716

              Class R                                 2000                 .49               1.94                13,973
                                                      1999                 .46               2.02                11,951
                                                      1998                 .46               2.22                11,781
                                                      1997                 .43               2.95                 6,831
                                                      1996(g)              .35               1.79(e)                 60

* The Manager ceased its waiver of expenses for Principal Bond Fund, Inc. on October 31, 1998.

(c) Dividends and distributions which exceed investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains on investments. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.

(d) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(e) Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through October 31, 1996. The Income Funds' Class R shares recognized no net investment income for the period from the initial purchase by Principal Management Corporation of Class R shares on February 27, 1996 through February 28, 1996. Certain of the Income Funds' Class R shares incurred unrealized losses on investments during the initial interim period as follows. This represents Class R share activities of each fund prior to the initial offering of Class R shares:

                                                              Per Share
                                                          Unrealized (Loss)

  Principal Bond Fund, Inc.                                     $(.03)
  Principal Government Securities Income Fund, Inc.              (.03)
  Principal Limited Term Bond Fund, Inc.                         (.02)

(f)  Total return amounts have not been annualized.

(g)  Computed on an annualized basis.

(h) Period from February 29, 1996, date shares first offered to the public, through October 31, 1996. With respect to Class A shares, net investment income, aggregating $.02 per share for the period from the initial purchase of shares on February 13, 1996 through February 28, 1996, was recognized, none of which was distributed to its sole shareholder, Principal Life Insurance Company during the period. Additionally, Class A shares incurred unrealized losses on investments of $.12 per share during the initial interim period. This represents Class A share activities of the fund prior to the initial public offering of shares.

Money Market Fund

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL CASH MANAGEMENT FUND, INC.(a)
------------------------------------
Class A shares                                                 2000         1999         1998         1997        1996
---------------------------------------------------------------------------------------------         ----        -------
Net Asset Value, Beginning of Period....................     $1.000       $1.000       $1.000       $1.000      $1.000
Income from Investment Operations:
   Net Investment Income(b) ............................       .056         .045         .051         .050        .049

                       Total from Investment Operations        .056         .045         .051         .050        .049
Less Dividends From Net Investment Income..............      (.056)       (.045)       (.051)       (.050)      (.049)

                                        Total Dividends       (.056)       (.045)       (.051)       (.050)      (.049)

Net Asset Value, End of Period..........................     $1.000       $1.000       $1.000       $1.000      $1.000

Total Return(c) ........................................      5.71%        4.56%        5.10%        4.96%       5.00%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands).............   $390,154     $352,675     $294,918     $836,072    $694,962
   Ratio of Expenses to Average Net Assets(b) .......           70%         .69%         .56%(d)      .63%        .66%
   Ratio of Net Investment Income to
     Average Net Assets.................................      5.54%        4.45%        5.12%        4.98%       4.88%


PRINCIPAL CASH MANAGEMENT FUND, INC.(a)
------------------------------------
Class R shares                                                 2000         1999         1998         1997        1996(e)
---------------------------------------------------------------------------------------------------------- -----------
Net Asset Value, Beginning of Period....................     $1.000       $1.000       $1.000       $1.000      $1.000
Income from Investment Operations:
   Net Investment Income(b) ............................       .051         .040         .046         .044        .030

                       Total from Investment Operations        .051         .040         .046         .044        .030
Less Dividends from Net Investment Income..............      (.051)       (.040)       (.046)       (.044)      (.030)

                                        Total Dividends       (.051)       (.040)       (.046)       (.044)      (.030)

Net Asset Value, End of Period..........................     $1.000       $1.000       $1.000       $1.000      $1.000

Total Return............................................      5.23%        4.04%        4.56%        4.16%       2.97%(f)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands).............    $16,781      $15,571      $10,414       $4,296      $1,639
   Ratio of Expenses to Average Net Assets(b) .....           1.15%        1.15%        1.05%(d)     1.26%        .99%(g)
   Ratio of Net Investment Income to
     Average Net Assets.................................      5.09%        3.99%        4.62%        4.40%       4.41%(g)


Notes to Financial Highlights

(a) Effective January 1, 1998, the following change was made to the name of the Money Market Fund:

           Former Fund Name                            New Fund Name
---------------------------                            -------------
  Princor Cash Management Fund, Inc.        Principal Cash Management Fund, Inc.

(b) Without the Manager's voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the Fund would have had per share net investment income and the ratios of expenses to average net assets as shown:


                             Year Ended                         Ratio of
                           October 31,         Per Share        Expenses
                             Except         Net Investment     to Average          Amount
                             as Noted           Income         Net Assets          Waived


         Class A               1998            $.051               .56%         $   --
                               1997             .050               .63              --
                               1996             .049               .67              7,102

         Class R               1998             .046              1.05              --
                               1997             .043              1.34              2,441
                               1996(h)          .030               .99(e)           --

     The Manager ceased its waiver of expenses for Principal Cash Management Fund, Inc. on March 1, 1998.

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)  Management fee waivers apply to November 1, 1997 through February 28, 1998.

(e) Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through October 31, 1996.

(f)  Total return amounts have not been annualized.

(g)  Computed on an annualized basis.

Additional information about the Funds is available in the Statement of Additional Information, dated March 1, 2001, and which is part of this prospectus. Information about the Funds' investments is also available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year. The Statement of Additional Information and annual and semiannual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.

Information about the Funds can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 800-SEC-0330. Reports and other information about the Funds are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

The U.S. Government does not insure or guarantee an investment in any of the Funds. There can be no assurance the Money Market Fund will be able to maintain a stable share price of $1.00 per share.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

 SEC FILE                   DOMESTIC GROWTH-ORIENTED FUNDS

 811-05072                  Principal Balanced Fund, Inc.
 811-06263                  Principal Blue Chip Fund, Inc.
 811-01874                  Principal Capital Value Fund, Inc.
 811-01873                  Principal Growth Fund, Inc.
 811-09755                  Principal LargeCap Stock Index Fund, Inc.
 811-05171                  Principal MidCap Fund, Inc.
 811-09567                  Principal Partners Equity Growth Fund, Inc.
 811-09757                  Principal Partners LargeCap Growth Fund, Inc.
 811-09759                  Principal Partners MidCap Growth Fund, Inc.
 811-08379                  Principal Real Estate Fund, Inc.
 811-08381                  Principal SmallCap Fund, Inc.
 811-07266                  Principal Utilities Fund, Inc.

                            INTERNATIONAL GROWTH-ORIENTED FUNDS

 811-09801                  Principal European Equity Fund, Inc.
 811-08249                  Principal International Emerging Markets Fund, Inc.
 811-03183                  Principal International Fund, Inc.
 811-08251                  Principal International SmallCap Fund, Inc.
 811-09803                  Principal Pacific Basin Fund, Inc.

                            INCOME-ORIENTED FUNDS

 811-05172                  Principal Bond Fund, Inc.
 811-04226                  Principal Government Securities Income Fund, Inc.
 811-05174                  Principal High Yield Fund, Inc.
 811-07453                  Principal Limited Term Bond Fund, Inc.

                            MONEY MARKET FUND

 811-03585                  Principal Cash Management Fund, Inc.

                                    APPENDIX



RELATED PERFORMANCE OF THE SUB-ADVISORS

The following tables set forth historical information about client accounts managed by a Sub-Advisor that have investment objectives, policies and strategies substantially similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of each Sub-Advisor in managing similar accounts and does not represent the performance of any Fund.

On the following pages "composite performance" is shown for each Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the corresponding Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.

Portions of the information below are based on data supplied by the Sub-Advisors and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.

Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.

The performance data should not be considered as an indication of future performance of any Fund or any Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.

Certain of the Funds started operation in December 2000 and have no historical performance data. When available, Fund performance for Class A shares is shown. The performance of Class R shares will vary from the performance of Class A shares based on the differences in sales charges and fees.


PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS
                                                     Average Annual Performance
                                                     through December 31, 2000)
                                                         YTD              1 YR          3 YR         5 YR        10 YR
Principal Balanced Fund, Inc. - Class A                   -0.71            -0.71         3.57         8.05       10.78
Invista Balanced Composite                                -6.47            -6.47         3.79        11.71
PCII Multi-Sector Composite                               12.00            12.00         6.34         6.60        8.29
S&P 500 Index                                             -9.11            -9.11        12.25        18.31       17.44
Lehman Brothers Aggregate Bond Index                      11.63            11.63         6.36         6.45        7.95
Average Domestic Hybrid Category (Morningstar)             2.06             2.06         7.50        10.90       11.82
Lipper Balanced Fund Average                               1.52             1.52         8.01        11.52       12.28

Principal Blue Chip Fund, Inc. - Class A                 -10.89           -10.89         5.15        11.38       11.65 (a)
Invista Large Cap Composite                              -12.12           -12.12         6.29        14.12
S&P 500 Index                                             -9.11            -9.11        12.25        18.31       17.44
Average LargeCap Blend Category (Morningstar)             -6.97            -6.97        10.77        15.96       15.66
Lipper Large-Cap Core Fund Average                        -8.96            -8.96        12.05        16.82       16.14

Principal Capital Value Fund, Inc. - Class A              -0.08            -0.08         1.43        10.64       13.43
Invista Large Cap Value Composite                          3.88             3.88         4.43        12.40
S&P 500 Index                                             -9.11            -9.11        12.25        18.31       17.44
S&P/BARRA 500 Value Index                                  6.08             6.08        11.09        16.79       16.86
Average LargeCap Value Category (Morningstar)              5.47             5.47         8.04        13.91       14.95
Lipper Large-Cap Value Fund Average                        1.32             1.32         9.79        15.74       15.81

Principal Growth Fund, Inc. - Class A                    -10.64           -10.64         7.70        12.48       16.49
Invista Large Cap Growth Composite                       -10.24           -10.24
S&P 500 Index                                             -9.11            -9.11        12.25        18.31       17.44
Average LargeCap Growth Category (Morningstar)           -14.09           -14.09        16.53        18.10       17.13
Lipper Large-Cap Growth Fund Average                     -16.22           -16.22        17.13        18.43       17.20

Principal LargeCap Stock Index Fund, Inc. - Class A       -2.94 (b)
Invista S&P 500 Index Composite                           -9.44            -9.44        11.87        17.91
S&P 500 Index                                             -9.11            -9.11        12.25        18.31       17.44
Average LargeCap Blend Category (Morningstar)             -6.97            -6.97        10.77        15.96       15.66
Lipper S&P 500 Index Fund Average                         -9.57            -9.57        11.72        17.82       16.99

Principal MidCap Fund, Inc. - Class A                     15.36            15.36         8.71        13.47       17.75
Invista Mid Cap Value Composite                            6.32             6.32         0.56         9.84
S&P 400 MidCap Index                                      17.51            17.51        17.08        20.39       19.84
Average MidCap Blend Category (Morningstar)                3.37             3.37         8.16        14.45       15.76
Lipper Mid-Cap Core Fund Average                           7.10             7.10        13.79        16.02       17.08

PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS
                                                  Annual Performance
                                                  (year ended December 31)
                                                       2000          1999      1998          1997        1996          1995
Principal Balanced Fund, Inc. - Class A                -0.71         0.63       11.20        17.29       13.00        23.39
Invista Balanced Composite                             -6.47         2.20       12.17        20.03       10.69        26.88
PCII Multi-Sector Composite                            12.00        -0.57        7.97        10.16        3.94        18.41
S&P 500 Index                                          -9.11        21.04       28.58        33.36       22.96        37.58
Lehman Brothers Aggregate Bond Index                   11.63        -0.82        8.69         9.65        3.63        18.47
Average Domestic Hybrid Category (Morningstar)          2.06         8.24       12.50        18.24       13.07        24.87
Lipper Balanced Fund Average                            1.52         9.14       13.96        19.42       13.78        26.07

Principal Blue Chip Fund, Inc. - Class A              -10.89        11.96       16.55        26.25       16.78        33.19
Invista Large Cap Composite                           -12.12         9.57       24.70        29.66       24.35
S&P 500 Index                                          -9.11        21.04       28.58        33.36       22.96        37.58
Average LargeCap Blend Category (Morningstar)          -6.97        19.72       21.95        27.43       20.37        31.99
Lipper Large-Cap Core Fund Average                     -8.96        23.40       24.34        27.28       20.98        31.78

Principal Capital Value Fund, Inc. - Class A           -0.08        -6.86       12.13        28.69       23.42        31.90
Invista Large Cap Value Composite                       3.88        -7.12       18.04        28.94       22.18
S&P 500 Index                                          -9.11        21.04       28.58        33.36       22.96        37.58
S&P/BARRA 500 Value Index                               6.08        12.72       14.68        29.99       21.99        37.00
Average LargeCap Value Category (Morningstar)           5.47         6.63       13.10        27.01       20.79        32.28
Lipper Large-Cap Value Fund Average                     1.32        14.29       15.70        26.81       21.32        31.26

Principal Growth Fund, Inc. - Class A                 -10.64        16.13       20.37        28.41       12.23        33.47
Invista Large Cap Growth Composite                    -10.24
S&P 500 Index                                          -9.11        21.04       28.58        33.36       22.96        37.58
Average LargeCap Growth Category (Morningstar)        -14.09        39.72       33.56        25.00       18.95        32.27
Lipper Large-Cap Growth Fund Average                  -16.22        30.91       23.57        25.12       19.70        31.61

Principal LargeCap Stock Index Fund, Inc. - Class      -2.94
Invista S&P 500 Index Composite                        -9.44        20.62       28.16        32.89       22.51        37.07
S&P 500 Index                                          -9.11        21.04       28.58        33.36       22.96        37.58
Average LargeCap Blend Category (Morningstar)          -6.97        19.72       21.95        27.43       20.37        31.99
Lipper S&P 500 Index Fund Average                      -9.57        20.49       28.23        32.56       22.66        36.84

Principal MidCap Fund, Inc. - Class A                  15.36        11.62       -0.23        22.94       19.13         34.2
Invista Mid Cap Value Composite                         6.32        -7.36        3.25        35.49       16.03        41.18
S&P 400 MidCap Index                                   17.51        14.72       19.11        32.25       19.20        30.95
Average MidCap Blend Category (Morningstar)             3.37        18.70        6.77        26.45       20.44        28.71
Lipper Mid-Cap Core Fund Average                        7.10        42.85       12.39        19.88       17.38        30.82

PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS
                                                  Annual Performance
                                                  (year ended December 31)
                                                        1994        1993       1992         1991
Principal Balanced Fund, Inc. - Class A                -3.38        9.01        10.47        31.72
Invista Balanced Composite                             -1.63       14.25        10.73        27.19
PCII Multi-Sector Composite                            -2.05       10.67         8.25        15.89
S&P 500 Index                                           1.32       10.08         7.62        30.47
Lehman Brothers Aggregate Bond Index                   -2.92        9.75         7.40        16.00
Average Domestic Hybrid Category (Morningstar)         -2.56       12.07         8.22        23.87
Lipper Balanced Fund Average                           -2.40       11.23         7.28        25.65

Principal Blue Chip Fund, Inc. - Class A                3.36        2.62         6.09
Invista Large Cap Composite
S&P 500 Index                                           1.32       10.08         7.62        30.47
Average LargeCap Blend Category (Morningstar)          -1.08       11.12         7.62        32.13
Lipper Large-Cap Core Fund Average                     -1.21       11.55         7.47        32.16

Principal Capital Value Fund, Inc. - Class A            0.21        7.56         9.09        37.21
Invista Large Cap Value Composite
S&P 500 Index                                           1.32       10.08         7.62        30.47
S&P/BARRA 500 Value Index                              -0.63       18.60        10.53        22.56
Average LargeCap Value Category (Morningstar)          -0.81       13.25         9.89        28.51
Lipper Large-Cap Value Fund Average                    -0.89       12.24         8.87        29.73

Principal Growth Fund, Inc. - Class A                   3.21        7.51        10.16        56.61
Invista Large Cap Growth Composite
S&P 500 Index                                           1.32       10.08         7.62        30.47
Average LargeCap Growth Category (Morningstar)         -2.32       10.31         5.83        43.69
Lipper Large-Cap Growth Fund Average                   -1.65       11.23         8.85        38.47

Principal LargeCap Stock Index Fund, Inc. - Class
Invista S&P 500 Index Composite                         1.05
S&P 500 Index                                           1.32       10.08         7.62        30.47
Average LargeCap Blend Category (Morningstar)          -1.08       11.12         7.62        32.13
Lipper S&P 500 Index Fund Average                       0.97       10.02         7.30        30.21

Principal MidCap Fund, Inc. - Class A                   3.03       12.29        14.81        52.83
Invista Mid Cap Value Composite                         0.98       11.43         7.57        33.54
S&P 400 MidCap Index                                   -3.58       13.95        11.91        50.10
Average MidCap Blend Category (Morningstar)            -1.61       14.50        14.93        36.20
Lipper Mid-Cap Core Fund Average                       -1.33       14.79        11.48        45.39


(a)   Period from March 1, 1991 through December 31, 2000
(b)   Period from March 1, 2000 through December 31, 2000

PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS

                                                                Average Annual Performance
                                                               (through December 31, 2000)
                                                                 YTD             1 YR          3 YR          5 YR         10 YR
Principal Partners Equity Growth Fund, Inc. - Class A           12.24            12.24 (a)
Morgan Stanley Equity Growth Composite                         -11.00           -11.00         14.50         21.00        18.30
S&P 500 Index                                                   -9.11            -9.11         12.25         18.31        17.44
Average LargeCap Growth Category (Morningstar)                 -14.09           -14.09         16.53         18.10        17.13
Lipper Large-Cap Growth Fund Average                           -16.22           -16.22         17.13         18.43        17.20

Principal Partners LargeCap Growth Fund, Inc. - Class A        -32.09 (b)
Duncan-Hurst Large-Cap Growth Equity Composite                 -13.82           -13.82         39.20         32.16
S&P 500 Index                                                   -9.11            -9.11         12.25         18.31        17.44
Russell 1000 Growth Index                                      -22.42           -22.42         12.72         18.12        17.33
Average LargeCap Growth Category (Morningstar)                 -14.09           -14.09         16.53         18.10        17.13
Lipper Large-Cap Growth Fund Average                           -16.22           -16.22         17.13         18.43        17.20

Principal Partners MidCap Growth Fund, Inc. - Class A          -29.49 (b)
Turner Investment Partners Midcap Growth Composite              -8.10            -8.10         37.95
Russell Midcap Growth Index                                    -11.74           -11.74         16.30         17.75        18.08
Average MidCap Growth Category (Morningstar)                    -6.90            -6.90         20.49         17.93        18.03
Lipper Mid-Cap Growth Fund Average                              10.01            10.01         21.05         17.62        19.06

Principal Real Estate Fund, Inc. - Class A                      29.65            29.65          2.17 (c)
PCREI Real Estate Composite                                     31.15            31.15          5.94
Morgan Stanley REIT Index                                       26.81            26.81          0.19         10.13
Average Specialty - Real Estate Category (Morningstar)          25.83            25.83          0.36         10.31        11.33
Lipper Real Estate Fund Average                                 25.62            25.62          0.45         10.26        11.79

Principal SmallCap Fund, Inc. - Class A                        -14.03           -14.03         11.63 (c)
Invista Small Cap Growth Composite                             -33.86           -33.86          2.38         10.56
S&P 600 Index                                                   11.80            11.80          7.43         13.56        17.43
Average SmallCap Blend Category (Morningstar)                   12.84            12.84          7.01         12.95        15.92
Lipper Small-Cap Core Fund Average                               5.07             5.07          8.77         12.52        15.52

Principal Utilities Fund, Inc. - Class A                        18.23            18.23         13.99         14.94        12.81
Invista Utilities Equity Composite                              18.43            18.43         13.92         14.91
S&P 500 Index                                                   -9.11            -9.11         12.25         18.31        17.44
Dow Jones Utilities w/Income Index                              51.07            51.07         19.12         17.81
Average Specialty - Utilities Category (Morningstar)             7.15             7.15         13.43         15.17        13.66
Lipper Utilities Fund Average                                    7.86             7.86          13.7         15.36        13.77

PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS

                                                                     Annual Performance
                                                                     (year ended December 31)
                                                                2000         1999         1998        1997         1996        1995
Principal Partners Equity Growth Fund, Inc. - Class A           12.24
Morgan Stanley Equity Growth Composite                         -11.00        39.42        21.11       31.40        31.23       45.03
S&P 500 Index                                                   -9.11        21.04        28.58       33.36        22.96       37.58
Average LargeCap Growth Category (Morningstar)                 -14.09        39.72        33.56       25.00        18.95       32.27
Lipper Large-Cap Growth Fund Average                           -16.22        30.91        23.57       25.12        19.70       31.61

Principal Partners LargeCap Growth Fund, Inc. - Class A
Duncan-Hurst Large-Cap Growth Equity Composite                 -13.82        30.46        39.20       37.21        32.16       34.43
S&P 500 Index                                                   -9.11        21.04        28.58       33.36        22.96       37.58
Russell 1000 Growth Index                                      -22.42        33.16        38.71       30.49        23.12       37.19
Average LargeCap Growth Category (Morningstar)                 -14.09        39.72        33.56       25.00        18.95       32.27
Lipper Large-Cap Growth Fund Average                           -16.22        30.91        23.57       25.12        19.70       31.61

Principal Partners MidCap Growth Fund, Inc. - Class A
Turner Investment Partners Midcap Growth Composite              -8.10       126.09        26.33       41.77        18.25
Russell Midcap Growth Index                                    -11.74        51.29        17.86       22.54        17.48       33.98
Average MidCap Growth Category (Morningstar)                    -6.90        63.90        17.51       17.05        16.99       34.79
Lipper Mid-Cap Growth Fund Average                              10.01        78.68        12.41       13.41        15.34       37.15

Principal Real Estate Fund, Inc. - Class A                      29.65        -4.76       -13.62
PCREI Real Estate Composite                                     31.15        -3.01       -10.20       19.83
Morgan Stanley REIT Index                                       26.81        -4.55       -16.90       18.58        35.89       12.90
Average Specialty - Real Estate Category (Morningstar)          25.83        -2.85       -15.97       23.14        32.37       14.82
Lipper Real Estate Fund Average                                 25.62        -3.35       -15.79       23.05        31.68       15.17

Principal SmallCap Fund, Inc. - Class A                        -14.03        43.22        -5.68
Invista Small Cap Growth Composite                             -33.86        66.37        -2.47       34.77        14.19
S&P 600 Index                                                   11.80        12.40        -1.31       25.58        21.32       29.97
Average SmallCap Blend Category (Morningstar)                   12.84        18.18        -3.64       26.12        19.66       25.51
Lipper Small-Cap Core Fund Average                               5.07        35.10         0.23       21.30        19.82       31.07

Principal Utilities Fund, Inc. - Class A                        18.23         2.25         22.5       29.58         4.56       33.87
Invista Utilities Equity Composite                              18.43        10.05        13.92       17.65        14.91       17.87
S&P 500 Index                                                   -9.11        21.04        28.58       33.36        22.96       37.58
Dow Jones Utilities w/Income Index                              51.07        -5.73        18.76       23.11         9.08       32.26
Average Specialty - Utilities Category (Morningstar)             7.15        16.34        19.35       25.83        11.39       27.10
Lipper Utilities Fund Average                                    7.86        16.68        19.15       25.82        11.08       27.53

PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS

                                                                     Annual Performance
                                                                     (year ended December 31)
                                                               1994        1993       1992         1991
Principal Partners Equity Growth Fund, Inc. - Class A
Morgan Stanley Equity Growth Composite                          3.18         4.32        5.99        25.54
S&P 500 Index                                                   1.32        10.08        7.62        30.47
Average LargeCap Growth Category (Morningstar)                 -2.32        10.31        5.83        43.69
Lipper Large-Cap Growth Fund Average                           -1.65        11.23        8.85        38.47

Principal Partners LargeCap Growth Fund, Inc. - Class A
Duncan-Hurst Large-Cap Growth Equity Composite                 28.89
S&P 500 Index                                                   1.32        10.08        7.62        30.47
Russell 1000 Growth Index                                       2.66         2.90        5.00        41.16
Average LargeCap Growth Category (Morningstar)                 -2.32        10.31        5.83        43.69
Lipper Large-Cap Growth Fund Average                           -1.65        11.23        8.85        38.47

Principal Partners MidCap Growth Fund, Inc. - Class A
Turner Investment Partners Midcap Growth Composite
Russell Midcap Growth Index                                    -2.16        11.19        8.71        47.03
Average MidCap Growth Category (Morningstar)                   -1.03        15.64        9.03        50.97
Lipper Mid-Cap Growth Fund Average                              0.59        17.56        9.77        56.63

Principal Real Estate Fund, Inc. - Class A
PCREI Real Estate Composite
Morgan Stanley REIT Index
Average Specialty - Real Estate Category (Morningstar)          0.17        21.10       16.00        30.12
Lipper Real Estate Fund Average                                -0.62        21.11       15.87        29.59

Principal SmallCap Fund, Inc. - Class A
Invista Small Cap Growth Composite
S&P 600 Index                                                  -4.77        18.78       21.04        48.49
Average SmallCap Blend Category (Morningstar)                  -0.97        16.65       14.39        39.57
Lipper Small-Cap Core Fund Average                             -0.58        16.87       13.00        51.50

Principal Utilities Fund, Inc. - Class A                      -11.09         8.42
Invista Utilities Equity Composite
S&P 500 Index                                                   1.32        10.08        7.62        30.47
Dow Jones Utilities w/Income Index                           -15.46         9.57
Average Specialty - Utilities Category (Morningstar)           -8.78        15.48        9.65        20.11
Lipper Utilities Fund Average                                  -8.79        14.53        9.81        20.58

(a)   Period from November 1, 1999 through December 31, 2000
(b)   Period from March 1, 2000 through December 31, 2000
(c)   Period from November 1, 1998 through December 31, 2000

PERFORMANCE RESULTS - INTERNATIONAL GROWTH FUNDS
                                                               Average Annual Performance
                                                              (through December 31, 2000)
                                                                     YTD              1 YR      3 YR          5 YR           10 YR
Principal European Equity Fund, Inc. - Class A                      11.73 (a)
BT European Composite                                              -15.51           -15.51       13.99        21.46
MSCI Europe (15) Index--ND                                          -8.39            -8.39       10.91        15.37           13.48
Average Europe Category (Morningstar)                               -6.58            -6.58       11.85        15.48           12.14
Lipper European Region Fund Average                                 -6.19            -6.19       13.07        15.77           12.61

Principal International Emerging Markets Fund, Inc. -
Class A                                                            -28.63           -28.63       -0.49        -3.87 (b)
Invista International Emerging Markets Equity Composite            -28.63           -28.63       -1.34         6.07
MSCI - Emerging Markets Free--ID                                    -30.61           -30.61       -4.82        -4.17            8.25
Average Diversified Emerging Market Category (Morningstar)         -31.11           -31.11       -5.04        -2.08            1.96
Lipper Emerging Markets Fund Average                               -30.59           -30.59       -4.98        -2.15            1.91

Principal International Fund, Inc. - Class A                        -8.64            -8.64        7.63        11.61           12.02
Invista International Broad Markets Composite                       -7.57            -7.57        9.25        12.79           13.45
MSCI EAFE (Europe, Australia, Far East) Index--ND                   -14.17           -14.17        9.34         7.13            8.24
Average Foreign Category (Morningstar)                             -15.66           -15.66       10.61         9.43            9.57
Lipper International Fund Average                                  -15.60           -15.60       10.16         9.45            9.85

Principal International SmallCap Fund, Inc. - Class A              -13.28           -13.28       22.37        19.30 (b)
Invista International Small Cap Equity Composite                   -11.70           -11.70       23.15        24.86
MSCI EAFE (Europe, Australia, Far East) Index--ND                   -14.17           -14.17        9.34         7.13            8.24
Average Foreign Category (Morningstar)                             -15.66           -15.66       10.61         9.43            9.57
Lipper International Small-Cap Fund Average                        -14.82           -14.82       18.85        16.80           12.68

Principal Pacific Basin Fund, Inc. - Class A                       -24.57 (a)
BT Pacific Basin Composite                                         -31.01           -31.01       19.84
MSCI Pacific Free Index--ND                                         -25.78           -25.78        6.09        -4.08            1.54
Average Diversified Pacific/Asia Category (Morningstar)            -35.75           -35.75        4.17        -3.50            5.65
Lipper Pacific Region Fund Average                                 -34.24           -34.24        5.16        -2.52            5.85

PERFORMANCE RESULTS - INTERNATIONAL GROWTH FUNDS
                                                                 Annual Performance
                                                                 (year ended December 31)
                                                                  2000          1999         1998        1997         1996
Principal European Equity Fund, Inc. - Class A
BT European Composite                                              -15.51        33.95       30.86       26.33        41.31
MSCI Europe (15) Index--ND                                          -8.39        15.89       28.53       23.80        21.09
Average Europe Category (Morningstar)                               -6.58        26.11       21.56       18.42        24.99
Lipper European Region Fund Average                                 -6.19        26.24       23.19       18.01        25.07

Principal International Emerging Markets Fund, Inc. -
Class A                                                            -28.63        67.20      -17.42
Invista International Emerging Markets Equity Composite            -28.63        63.25      -17.59       11.38        25.57
MSCI - Emerging Markets Free--ID                                    -30.61        58.89      -35.11       31.64        22.21
Average Diversified Emerging Market Category (Morningstar)         -31.11        71.86      -27.03       -3.68        13.35
Lipper Emerging Markets Fund Average                               -30.59        69.70      -27.58       -1.72        12.32

Principal International Fund, Inc. - Class A                        -8.64        25.82        8.48       12.22        23.76
Invista International Broad Markets Composite                       -7.57        25.78       10.47       12.43        24.54
MSCI EAFE (Europe, Australia, Far East) Index--ND                   -14.17        26.96       20.00        1.78         6.05
Average Foreign Category (Morningstar)                             -15.66        44.49       13.00        5.43        12.39
Lipper International Fund Average                                  -15.60        42.16       12.77        6.08        12.27

Principal International SmallCap Fund, Inc. - Class A              -13.28        84.72       14.40
Invista International Small Cap Equity Composite                   -11.70        86.79       13.24       15.62        40.53
MSCI EAFE (Europe, Australia, Far East) Index--ND                   -14.17        26.96       20.00        1.78         6.05
Average Foreign Category (Morningstar)                             -15.66        44.49       13.00        5.43        12.39
Lipper International Small-Cap Fund Average                        -14.82        79.83       13.95        2.96        18.74

Principal Pacific Basin Fund, Inc. - Class A
BT Pacific Basin Composite                                         -31.01       132.40        7.35      -27.91
MSCI Pacific Free Index--ND                                         -25.78        56.65        2.72      -25.87        -8.30
Average Diversified Pacific/Asia Category (Morningstar)            -35.75        92.50       -5.91      -27.90         4.02
Lipper Pacific Region Fund Average                                 -34.24        90.74       -5.94      -26.89         3.58

PERFORMANCE RESULTS - INTERNATIONAL GROWTH FUNDS
                                                                 Annual Performance
                                                              (year ended December 31)
                                                                  1995          1994     1993           1992         1991
Principal European Equity Fund, Inc. - Class A
BT European Composite                                              9.36         8.49       43.12
MSCI Europe (15) Index--ND                                        21.62         2.28       29.28       -4.71        13.11
Average Europe Category (Morningstar)                             16.26         2.52       28.15       -6.82         7.47
Lipper European Region Fund Average                               17.14         1.60       27.96       -4.85         8.09

Principal International Emerging Markets Fund, Inc. -
Class A
Invista International Emerging Markets Equity Composite             7.46
MSCI - Emerging Markets Free--ID                                  -12.83         0.64       53.92       13.41       149.65
Average Diversified Emerging Market Category (Morningstar)         -3.45        -9.27       73.26        0.26        18.10
Lipper Emerging Markets Fund Average                               -2.63       -12.35       71.62       -0.04         6.76

Principal International Fund, Inc. - Class A                      11.56        -5.26       46.34        0.81        15.25
Invista International Broad Markets Composite                     14.07        -2.39       44.83
MSCI EAFE (Europe, Australia, Far East) Index--ND                 11.21         7.78       32.56      -12.17        12.13
Average Foreign Category (Morningstar)                             9.82        -0.40       36.71       -4.54        13.07
Lipper International Fund Average                                  9.67        -1.00       36.49       -4.47        12.97

Principal International SmallCap Fund, Inc. - Class A
Invista International Small Cap Equity Composite                   3.61
MSCI EAFE (Europe, Australia, Far East) Index--ND                 11.21         7.78       32.56      -12.17        12.13
Average Foreign Category (Morningstar)                             9.82        -0.40       36.71       -4.54        13.07
Lipper International Small-Cap Fund Average                        7.69        -5.49       43.98       -4.09        11.69

Principal Pacific Basin Fund, Inc. - Class A
BT Pacific Basin Composite
MSCI Pacific Free Index--ND                                        2.95        12.76       36.21      -18.56        11.46
Average Diversified Pacific/Asia Category (Morningstar)            2.39        -5.49       59.02       -3.03        15.05
Lipper Pacific Region Fund Average                                 3.92        -5.56       60.50       -2.85        14.37

(a)   Period from May 1, 2000 through December 31, 2000
(b)   Period from August 29, 1997 through December 31, 2000

PERFORMANCE RESULTS - INCOME FUNDS

                                                                Average Annual Performance
                                                                (through December 31, 2000)
                                                                       YTD         1 YR         3 YR        5 YR             10 YR
Principal Bond Fund, Inc. - Class A                                    7.82         7.82        3.85        4.91             7.90
PCII Multi-Sector Composite                                           12.00        12.00        6.34        6.60             8.29
Lehman Brothers Aggregate Bond Index                                  11.63        11.63        6.36        6.45             7.95
Average Intermediate-Term Bond Category (Morningstar)                  9.45         9.45        5.11        5.43             7.62
Lipper Corporate Debt BBB Rated Fund Average                           7.99         7.99        4.05        5.26             8.27

Principal Government Securities Income Fund, Inc. - Class A           10.90        10.90        5.93        6.25             7.59
PCII Mortgage-Backed Broad Composite                                  11.08        11.08        6.21        6.48             7.70
Lehman Brothers GNMA Index                                            11.11        11.11        6.58        6.95             7.92
Average Intermediate Government Bond Category (Morningstar)           10.76        10.76        5.50        5.51             6.91
Lipper GNMA Fund Average                                              10.41        10.41        5.62        5.90             7.13

Principal High Yield Fund, Inc. - Class A                             -6.96        -6.96       -2.48        2.74             7.93
PCII High Quality Long-Term Bond Composite                            10.40        10.40        4.11
Lehman Brothers High Yield Composite Bond Index                       -5.86        -5.86       -0.61        4.27            11.16
Average High Yield Bond Category (Morningstar)                        -9.12        -9.12       -2.44        3.25             9.98
Lipper High Current Yield Fund Average                                -8.38        -8.38       -2.11        3.51            10.07

Principal Limited Term Bond Fund, Inc. - Class A                       8.67         8.67        5.39        5.66 (a)
PCII High Quality Short-Term Bond Composite                            8.81         8.81        5.50
Lehman Brothers Intermediate Gov't./Corporate Index                   10.12        10.12        6.22        6.11             7.35
Average Short-Term Bond Category (Morningstar)                         8.14         8.14        5.49        5.43             6.52
Lipper Short-Intermediate Investment Grade Debt Index                  8.27         8.27        5.32        5.38             6.58

PERFORMANCE RESULTS - INCOME FUNDS

                                                                  Annual Performance
                                                                (year ended December 31)
                                                                       2000        1999         1998        1997          1996
Principal Bond Fund, Inc. - Class A                                    7.82       -3.04         7.14       10.96         2.27
PCII Multi-Sector Composite                                           12.00       -0.57         7.97       10.16         3.94
Lehman Brothers Aggregate Bond Index                                  11.63       -0.82         8.69        9.65         3.63
Average Intermediate-Term Bond Category (Morningstar)                  9.45       -1.22         7.42        8.76         3.30
Lipper Corporate Debt BBB Rated Fund Average                           7.99       -2.16         5.62       10.37         4.25

Principal Government Securities Income Fund, Inc. - Class A           10.90        0.01         7.19        9.69         3.85
PCII Mortgage-Backed Broad Composite                                  11.08        0.22         7.62        9.97         3.90
Lehman Brothers GNMA Index                                            11.11        1.93         6.91        9.53         5.54
Average Intermediate Government Bond Category (Morningstar)           10.76       -1.44         7.45        8.45         2.80
Lipper GNMA Fund Average                                              10.41        0.08         6.46        8.84         3.73

Principal High Yield Fund, Inc. - Class A                             -6.96        0.97        -1.28        9.68        12.54
PCII High Quality Long-Term Bond Composite                            10.40       -7.41        10.39        4.85
Lehman Brothers High Yield Composite Bond Index                       -5.86        2.39         1.87       12.76        11.35
Average High Yield Bond Category (Morningstar)                        -9.12        4.32        -0.39       13.12        13.82
Lipper High Current Yield Fund Average                                -8.38        4.42        -0.69       12.86        13.69

Principal Limited Term Bond Fund, Inc. - Class A                       8.67        0.96         6.70        6.74
PCII High Quality Short-Term Bond Composite                            8.81        1.05         6.79        6.64
Lehman Brothers Intermediate Gov't./Corporate Index                   10.12        0.39         8.44        7.87         4.05
Average Short-Term Bond Category (Morningstar)                         8.14        2.12         6.28        6.51         4.35
Lipper Short-Intermediate Investment Grade Debt Index                  8.27        0.70         6.33        6.63         4.10

PERFORMANCE RESULTS - INCOME FUNDS

                                                                  Annual Performance
                                                                (year ended December 31)
                                                                      1995        1994        1993         1992         1991
Principal Bond Fund, Inc. - Class A                                  22.28       -4.35        12.76        8.61        17.45
PCII Multi-Sector Composite                                          18.41       -2.05        10.67        8.25        15.89
Lehman Brothers Aggregate Bond Index                                 18.47       -2.92         9.75        7.40        16.00
Average Intermediate-Term Bond Category (Morningstar)                17.35       -3.73        10.39        7.20        16.62
Lipper Corporate Debt BBB Rated Fund Average                         20.81       -5.45        13.91        8.91        18.79

Principal Government Securities Income Fund, Inc. - Class A          19.19       -4.89         9.16        6.13        16.83
PCII Mortgage-Backed Broad Composite                                 19.10       -4.41
Lehman Brothers GNMA Index                                           17.04       -1.50         6.59        7.42        16.04
Average Intermediate Government Bond Category (Morningstar)          16.42       -4.02         8.03        6.39        14.67
Lipper GNMA Fund Average                                             16.58       -2.42         6.55        6.32        14.82

Principal High Yield Fund, Inc. - Class A                            15.61       -0.66        12.10       13.09        28.74
PCII High Quality Long-Term Bond Composite
Lehman Brothers High Yield Composite Bond Index                      19.17       -1.03        17.12       15.75        46.19
Average High Yield Bond Category (Morningstar)                       16.56       -3.58        19.12       17.49        37.01
Lipper High Current Yield Fund Average                               16.45       -3.72        18.83       17.35        36.47

Principal Limited Term Bond Fund, Inc. - Class A
PCII High Quality Short-Term Bond Composite
Lehman Brothers Intermediate Gov't./Corporate Index                  15.33       -1.93         8.79        7.17        14.62
Average Short-Term Bond Category (Morningstar)                       11.48       -0.86         6.86        6.15        13.43
Lipper Short-Intermediate Investment Grade Debt Index                13.13       -2.36         8.12        6.66        13.86

(a)   Period from February 29, 1996 through December 31, 2000

IMPORTANT NOTES TO THE APPENDIX

Dow Jones Utility Index with Income is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.

Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Lehman Brothers GNMA Index is an unmanaged index of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA) and Graduated Payment Mortgages (GPMs) with at least $100 million outstanding and one year or more to maturity.

Lehman Brothers High Yield Composite Bond Index is an unmanaged index of all publicly issued fixed, dollar-denominated, SEC-registered corporate debt rated Ba1 or lower with at least $100 million outstanding and one year or more to maturity.

Lehman Brothers Intermediate Government/Corporate Index is an unmanaged index of U.S. Government agency and Treasury securities and investment grade corporate debt securities with maturities of five to ten years.

Lehman Brothers Municipal Bond Index is an unmanaged index of investment-grade, tax-exempt bonds which have been issued within the last five years and at least one year or more to maturity. This index is classified into four main sectors:
General Obligation, Revenue, Insured and Prerefunded.

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australia, Far East) Index is a stock index designed to measure the investment returns of developed economies outside of North America.

Morgan Stanley Capital International (MSCI) EMF (Emerging Markets Free) is capitalization weighted and consists of stocks from 26 countries. These countries include: Argentina, Brazil, Chile, China Free, Columbia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea at 50%, Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan at 50%, Thailand Free, Turkey and Venezuela.

Morgan   Stanley   Capital   International   (MSCI)   Europe  (15)  Index  is  a
capitalization-weighted index. The index is designed to track the broader MSCI EMU Benchmark containing stocks in ten EMU member countries.

Morgan Stanley Capital International Pacific Free Index is a market capitalization-weighted index representing all of the Morgan Stanley Capital International developed markets in the Pacific. It comprises six of the twenty-two countries that are included in the Morgan Stanley Capital International World. This index is created by aggregating the six different country indexes, all of which are created separately. This index is calculated with gross dividends reinvested. The countries represented by this index are:
Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore. The "Free" aspect indicates that this index includes only securities that are allowed to be purchased by global investors.

Morgan Stanley REIT Index is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.

Russell 1000 Growth Index is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Growth Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.

S&P 500 Index is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.

S&P 600 Index is a market-value weighted index consisting of 600 domestic stocks chosen for market size, liquidity and industry group representation.

S&P/BARRA 500 Value Index is a market capitalization-weighted index of the stocks in the S&P 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

S&P Midcap 400 Index includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.


               Principal Life Insurance Company Master Individual
                 Retirement Account Plan And Custody Agreement



This is the Principal Life Insurance Company's Master Individual Retirement Account Plan and Custody Agreement for use by individuals who desire to establish a Traditional Individual Retirement Account (Traditional IRA), as described in Section 408(a) of the Internal Revenue Code (Code) or a Roth Individual Retirement Account (Roth IRA) as described in Section 408A of the Code. Traditional IRAs include Regular IRAs, Spousal IRAs, SEP IRAs and Rollover IRAs Principal Life Insurance Company hereby agrees to act as Custodian of any Traditional IRA or Roth IRA established under the Plan and this Agreement, subject to the following terms and conditions:

ARTICLE I - Limitations on Contributions

In addition to the initial contribution made at the time the Account is established, the Custodian may accept additional cash contributions from, or on behalf of, the Participant for a taxable year of the Participant except as limited below.

Only cash contributions will be accepted. Contributions to a Traditional IRA shall not exceed the lesser of $2,000 or 100% of compensation, except in the case of a  rollover  contribution  as that term is  described  in Code  Sections
402(c),  403(a)(4),  403(b)(8)  or  408(d)(3),  an  employer  contribution  to a
Simplified Employee Pension as defined in Section 408(k), or any other contribution as permitted by the Code. For Roth IRAs, cash contributions are limited to the lesser of $2,000 or 100% of compensation, unless the contribution is a rollover contribution described in Section 408(e) of the Code. Contributions to a Traditional IRA (except SEP and Rollover IRAs) and Roth IRA are coordinated; contributions to one reduces the amount that may be contributed to the other so that contributions cannot exceed the 100% of compensation/$2,000 per Participant limitation.

Two applications are necessary if both spouses are establishing an IRA. The maximum combined contribution in the event of a non-working spouse is the lesser of 100% of compensation or $4,000. The maximum contribution must be split between the Participant and the Participant's spouse so no more than $2000 is contributed for either of them.

Excess Contributions

A retirement savings contribution will not be allowed for a Roth IRA or Traditional IRA in excess of the 100%-$2,000/$4,000 limits, or in the case of a Simplified Employee Pension, 15%-$30,000 limitation, nor can a contribution be made to a Traditional IRA during the year in which or after the Participant reaches 70 1/2 (except in the case of a Simplified Employee Pension or a Roth
IRA). (A spousal contribution can be made to the Traditional IRA of the non-working spouse as long as the non-working spouse is under age 70 1/2 and the working spouse has earned income.) Additionally, a non-deductible federal excise tax penalty in the amount of 6% of excess contributions will be imposed on any Participant who has excess contributions in a Traditional IRA or Roth IRA. This penalty will be imposed each year until the excess contributions are removed.

An excess contribution may be removed from a Traditional IRA or Roth IRA by withdrawing the amount of the excess or by applying the excess contribution toward the contribution of the Participant in a subsequent year. If an excess contribution is withdrawn from the Account, together with the net income of such excess contribution, prior to the due date for filing the Participant's income tax return for the year in which the excess contribution was made (including extensions of time), the 6% non-deductible excise tax will not be imposed, the contribution withdrawn will not be included in the Participant's gross income for the year in which received, and the federal 10% tax on premature distributions (see Distributions) will not be imposed on the excess withdrawn. The net income on such excess contribution that is withdrawn will be deemed to have been earned and is taxable in the taxable year in which such excess contribution was made.

If an excess contribution is withdrawn after the due date for filing the Participant's income tax return for the taxable year (including extensions of time) and no deduction was taken for the excess portion of the contribution, the excess withdrawn will not be included in the Participant's federal gross income for the year in which received, and the 10% federal tax on premature distributions will not be imposed on the excess withdrawn, provided that the total contributions during the year, including the excess contribution, did not exceed the applicable limitations. Any earnings of such excess contributions withdrawn after the due date for filing the Participant's income tax return (including extensions of time) will be subject to the taxes on premature distributions and will be included in federal gross income.

If an excess contribution is withdrawn after the due date for filing the Participant's income tax return for the taxable year (including extensions of time) and the total contribution for the taxable year exceeded the $2,000/$4,000 limitation, the excess contribution that is withdrawn will be included in the Participant's federal gross income for the year in which received, the 10% federal tax on premature distributions will be imposed on the amount withdrawn, and the 6% non-deductible excise tax will be imposed for each year until the excess contribution is removed.

ARTICLE II - Nonforfeitability

The Participant's interest in the balance in the Account shall at all times be nonforfeitable. The Account is established for the exclusive benefit of the Participant and the Participant's beneficiaries.

ARTICLE III - Prohibited Investments

No part of the custodial funds shall be invested in life insurance contracts, nor may the assets of any Participant's Account be commingled with other property except in a common trust fund or common investment fund [within the meaning of Code Section 408(a)(5)]. All funds shall be invested in shares of such Mutual Funds as Participant shall designate.

ARTICLE IV - Distributions

Notwithstanding any other provision of this Plan, the Participant or a Beneficiary may elect to receive distribution in any manner permitted by law which is approved by the Custodian.

The duty to determine the amount of the distributions hereunder shall be the Participant's or, when applicable, the designated Beneficiary. The Custodian shall not be liable to the Participant or any other person for taxes or other penalties incurred as a result of failure to distribute the minimum amount required by law.

If the Participant dies before his or her entire interest has been distributed and if the beneficiary is other than the surviving spouse, no additional cash contributions or rollover contributions may be accepted in the account.

Pursuant to this Participation Agreement, certain distributions are at the direction of the Participant as follows:

A.   Traditional IRAs

     (1) The Participant may begin to take money out of a Traditional IRA without tax penalty after the age of 59 1/2, but must begin receiving a distribution from the Account not later than the April 1 following the calendar year in which the Participant attains age 70 1/2 (required beginning date). At least 30 days prior to that date the Participant must elect to have the balance in the Account distributed in:
         (a)  a single sum payment,
         (b) an Annuity Contract that provides equal or substantially equal monthly, quarterly or annual payments over the life the Participant or over the joint and last survivor lives of the Participant and the Participant's beneficiary.
         (c) equal, or substantially equal, monthly, quarterly, semiannual or annual payments (see "Minimum amounts to be distributed" below) commencing not later than the above date and not extending beyond the life expectancy of the Participant, or
         (d) equal, or substantially equal, monthly, quarterly, semiannual or annual payments (see "Minimum amounts to be distributed" below) commencing not later than the above date and not extending beyond the joint and last survivor expectancy of the lives of the Participant and the designated Beneficiary.

Minimum amounts to be distributed. If the Participant's entire interest is to be distributed in other than a lump sum, then the amount to be distributed each year (commencing with the required beginning date and each year thereafter) must be at least equal to the quotient obtained by dividing the Participant's benefit by the lesser of (1) the applicable life expectancy or (2) if the Participant's spouse is not the designated beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of section 1.401(a)(9)-2 of the Proposed Income Tax Regulations. Distributions after the death of the Participant shall be distributed using the applicable life expectancy as the relevant divisor without regard to proposed regulations section 1.401(a)(9)-2. A 50% excise tax will be imposed on the difference between the minimum payout required and the amount actually paid, unless the underdistribution was due to reasonable cause.

Notwithstanding that required minimum distributions may have commenced as described above, the Participant may receive a larger distribution from the Account upon written request to the Custodian. If the Participant fails to elect any of the methods described above on or before April 1 following the year in which the Participant attains age 70 1/2, distribution will be made in a single sum payment on or before that date.

     (2) If the Participant dies before receiving full distribution from the Account, the balance in the Account must be distributed in the following manner: (a) If the owner dies after distribution of his or her interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the owner's death.
         (b) If the owner dies before distribution of his or her interest begins, the owner's entire interest will be distributed in accordance with one of the following four provisions: (1) The owner's entire interest will be paid by December 31 of the calendar year containing the fifth anniversary of the owner's death.
              (2) If the owner's interest is payable to a Beneficiary designated by the owner and the owner has not elected (1) above, then the entire interest will be distributed over the life or over a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the owner died. The designated Beneficiary may elect at any time to receive greater payments.
              (3) If the  designated  Beneficiary  of the  owner is the  owner's surviving spouse, the spouse may elect to receive equal or substantially equal payments over the life or life expectancy of the surviving spouse commencing at any date prior to the later of (1) December 31 of the calendar year immediately following the calendar year in which the owner died and (2) December 31 of the calendar year in which the owner would have attained age 70 1/2. Such election must be made no later than the earlier of December 31 of the calendar year containing the fifth anniversary of the owner's death or the date distributions are required to begin pursuant to the preceding sentence. The surviving spouse may increase the frequency or amount of such payments at any time.
              (4) If the designated Beneficiary is the owner's surviving spouse, the spouse may treat the account as his or her own individual retirement arrangement (IRA). This election will be deemed to have been made if such surviving spouse makes a regular IRA contribution to the account, makes a rollover to or from such account, or fails to elect any of the above three provisions.
         (c) For purposes of this requirement, any amount paid to a child of the owner will be treated as if it had been paid to the surviving spouse if the remainder of the interest becomes payable to the surviving spouse when the child reaches the age of majority.

     (3) Life expectancy is computed by use of the expected return multiples in Tables V and VI of section 1.72-9 of the Income Tax Regulations. Unless otherwise elected by the Participant by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant and shall apply to all subsequent years. The life expectancy of a non-spouse beneficiary may not be recalculated; instead, life expectancy will be calculated using the attained age of such beneficiary during the calendar year in which distributions are required to begin pursuant to this section, and payments for subsequent years shall be calculated based on such life expectancy reduced by one for each calendar year which has elapsed since the calendar year life expectancy was first calculated.

The owner of two or more individual retirement accounts may use the "alternative method" described in Notice 88-38, 1988-1 C.B. 524, to satisfy the minimum distribution requirements described above. This method permits an individual to satisfy these requirements be taking from one individual retirement account the amount required to satisfy the requirement for another.

B.   Roth IRAs
     No minimum distribution rules apply to Roth IRAs during the Participant's lifetime. Unless IRS rules or regulations require or permit otherwise, if the Participant dies before his or her entire interest in a Roth IRA is distributed to him or her, the entire remaining interest will be distributed as follows:

     (1) If the Participant dies on or after distribution of his or her interest has begun, distribution must continue to be made at least as rapidly as under the method of distribution in effect at the Participant's death.

     (2) If the Participant dies before distribution of his or her interest has begun, the entire remaining interest will, at the election of the Participant or, if the Participant has not so elected, at the election of the Beneficiary or Beneficiaries, either (a) Be distributed by the December 31 of the year containing the fifth anniversary of the Participant's death, or
         (b) Be distributed in equal or substantially equal payments over the life or life expectancy ( computed by use of the expected return multiples in Tables V and VI of section 1.72-9 of the Income Tax Regulations) of the designated Beneficiary or Beneficiaries starting by December 31 of the year following the year of the Participant's death. If, however, the Beneficiary is the Participant's surviving spouse, then this distribution is not required to begin before the later of (A) the December 31 of the year following the year of the Participant's death, or (B) the December 31 of the year in which the Participant would have turned age 70 1/2.

         If the Participant dies before his or her entire interest has been distributed and if the beneficiary is other than the surviving spouse, no additional cash contributions or rollover contributions may be accepted in the account.

     (3) Life expectancy is computed by use of the expected return multiples in Tables V and VI of section 1.72-9 of the Income Tax Regulations. Unless otherwise elected by the Participant by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant and shall apply to all subsequent years. The life expectancy of a non-spouse beneficiary may not be recalculated; instead, life expectancy will be calculated using the attained age of such beneficiary during the calendar year in which distributions are required to begin pursuant to this section, and payments for subsequent years shall be calculated based on such life expectancy reduced by one for each calendar year which has elapsed since the calendar year life expectancy was first calculated.

ARTICLE V - Declaration of Intention

Except in the case of the Participant's death, Disability [as defined in Section 72(m) of the Code] or attainment of age 59 1/2, the Custodian shall receive from the Participant a declaration of the Participant's intention as to the disposition of the amount distributed before distributing an amount from the Participant's Account.

ARTICLE VI - Notices And Reports

The Participant agrees to provide information to the Custodian at such time and in such manner and containing such information as may be necessary for the Custodian to prepare any reports required pursuant to Section 408(i) and 408A(d)(3)E of the Code and the regulations thereunder, and any other applicable guidance issued by the Internal Revenue Service.

The Custodian agrees to submit reports to the Internal Revenue Service and the Participant as prescribed by the Internal Revenue Service. Currently, calendar year reports concerning the status of the account are required to be furnished annually.

ARTICLE VII - Controlling Article

Notwithstanding any other articles which may be added or incorporated, the provisions of Articles I through III and this sentence shall be controlling. Furthermore, any such additional article shall be wholly invalid if it is inconsistent, in whole or in part, with Section 408(a) or 408A of the Code, whichever is applicable, and the regulations thereunder.

ARTICLE VIII - Amendments

The Custodian shall have the authority to amend this Agreement from time to time in order to comply with the provisions of the Code and regulations thereunder. The Custodian shall have the right to amend its fee structure and amounts. Such an amendment shall apply to current and/or future years only. The Custodian shall also have the right to amend this agreement by adding additional investment alternatives. Furthermore, other amendments may be made upon written consent of the Custodian and the Participant.

ARTICLE IX - Definitions

Account shall mean the Principal Life Insurance Company Individual Retirement Account which has been established in accordance with Section 408 of the Code and consists of the terms and conditions herein set forth together with the provisions of the Application.

Annuity Contract shall mean an annuity contract issued by Principal Life Insurance Company.

Beneficiary shall mean the person(s) or entity(ies) designated to receive the balance in the Account upon the death of the Participant or upon the death of a prior Beneficiary.

ERISA means the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

Compensation means wages, salaries, professional fees, and other amounts derived from or received for personal services actually rendered (including, but not limited to, commissions-paid salespersons, remuneration for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses) and includes earned income, as defined in Section 401(c)(2) of the Code (reduced by the deduction the self-employed individual takes for contributions made to a self-employed retirement plan). For purposes of this definition,
Section 401(c)(2) shall be applied as if the term trade or business for purposes of Section 1402 included service described in subsection (c)(6). Compensation does not include amounts derived from or received as earnings or profits from property (including, but not limited to, interest and dividends) or amounts not includible in gross income. Compensation also does not include any amount received as a pension or annuity or as deferred compensation. The term compensation shall include any amount includible in the individual's gross income under Section 71 with respect to a divorce or separation instrument described in subparagraph (A) of Section 71(b)(2).

Custodian means Principal Life Insurance Company or any successor thereto.

Investment Manager refers to Principal Management Corporation. This term shall have the same meaning as that in Section 3(38) of ERISA. The Investment Managers with respect to the Mutual Funds hereby acknowledge that they are fiduciaries with respect to the Plan. The Investment Managers with respect to the individual Participant's Account hereby acknowledge that they are fiduciaries with respect to the funds of the Participant.

Principal Group of Funds, Mutual Fund, Fund, or The Principal Family of Mutual Funds means the fund or funds managed by Principal Management Corporation which have been made available for the investment of traditional IRA or Roth IRA contributions.

Participant   means  any   individual   of  legal  age  who  shall  execute  the
Participation Agreement and make contributions to this Plan.

Participation Agreement means the written agreement executed by the Participant and, where applicable, the Broker, whereby the Participant agrees to participate in the Plan.

Plan means the terms and conditions of this Principal Life Insurance Company IRA Plan and Custody Agreement including any amendments made pursuant to Article IX of the Plan.

Spousal IRA means two contributory traditional or Roth IRAs established by a working individual for himself or herself and for the benefit of his or her non-employed spouse.

All other capitalized words, terms and phrases not specifically defined shall have and carry the meaning given them under the Code.

ARTICLE X - Investments

All contributions received by the Custodian shall be invested in such Mutual Funds as the Participant may designate, or shall be used to purchase an Annuity Contract as directed by the Participant.

At  the  time  the  Participant  executes  the  Participation   Agreement,   the
Participant shall specify the particular Mutual Fund or Funds in which contributions shall be invested. After the initial contribution, the Participant may, at any time, direct the Custodian to transfer contributions then invested in any such Fund into any other such Funds or to an Annuity Contract. Transfers made pursuant to such direction shall not be considered a distribution of any Account to the Participant.

No party identified herein shall be required to comply with any direction of the Participant which in the judgment of such party may subject it to liability or expense unless such party shall be indemnified in manner and amount satisfactory to it.

The Participant is 100% vested at all times in all funds attributed to his Account.

The Participant may not borrow funds from his Account, nor may he use the funds as security for any loan or extension of credit.

Except as provided in this Plan, no right, interest or claim in or to any funds held in the Mutual Fund or Annuity Contract shall be transferable, assignable or subject to pledge by the Participant or Beneficiary, and any attempt to transfer, assign or pledge the same shall not be recognized except as required by law. The right, interest or claim in or to any funds held in the Mutual Fund or Annuity Contract shall not be subject to garnishment, attachment, execution or levy except as permitted by law.

Any Participant under the Plan may transfer his or her interest, in whole or in part, to his or her spouse under a decree of divorce or dissolution of marriage or a written instrument incident to such divorce or dissolution. At the time of transfer, such interest shall be deemed an IRA of such spouse. The Participant shall promptly notify Custodian of any such transfer by delivery to Custodian of a certified copy of such decree or a true copy of such written instrument. Upon receipt of the certified copy of such decree or a true copy of such written instrument from any source, Custodian shall promptly adjust its books and records to reflect that such Account is for the benefit of such former spouse. Custodian shall not be required to accept contributions to or make distributions from an Account established for a former spouse by reason of a transfer of interest by a Participant to such former spouse hereunder until such former spouse shall execute a Participation Agreement.

The Plan and the Accounts established hereunder shall be governed by all applicable laws, rules and regulations of the United States of America and the State of Iowa.

ARTICLE XI - Contributions

All initial contributions shall be paid to the Custodian at the time the Participation Agreement is executed. Additional contributions may be paid to the Custodian in such manner and in such amounts as the Custodian shall specify.

Contributions made by or on behalf of the Participant may be paid at any time during the calendar year, but in no event later than the last day for the filing of the Federal Income Tax Return for the calendar year to which they relate, not to include any extensions thereof (except for contributions to a SEP IRA, which may be made until the federal income tax filing deadline of the Participant's employer, including extensions).

Except in the case of a Rollover IRA, Simplified Employee Pension or Roth IRA, contributions made by or on behalf of the Participant shall not be made during or after the calendar year in which the Participant attains age 70 1/2 years.

All IRA contributions must be in cash. Participant must clearly identify on the application for the IRA account whether the IRA being established is a Traditional IRA or a Roth IRA. Traditional IRAs and Roth IRAs must be maintained in separate Custodial Accounts.

If an Excess Contribution is made by or on behalf of the Participant for any calendar year, upon written request for distribution from the Participant stating the amount of the Excess Contribution to be distributed, Custodian will distribute such amount of the Excess Contribution to the Participant, together with the income attributable thereto. The Custodian shall not have any duty to determine whether an Excess Contribution has been made by or on behalf of the Participant, and the Custodian shall not be held liable by the Participant or any other person for failing to determine whether an Excess Contribution was made or for failing to make distribution of such Excess Contribution without request of the Participant. The Custodian shall not be liable to the Participant or any other person for taxes or other penalties incurred as a result of an Excess Contribution and any income attributable thereto or as a result of a distribution of an Excess Contribution and any income attributable thereto.

Before the Custodian shall accept a contribution by or on behalf of the Participant as a Rollover Contribution or Roth Conversion Contribution, the Participant shall deliver to the Custodian a written declaration, in a form acceptable to the Custodian, that such contribution is eligible for treatment as a Rollover Contribution or Roth Conversion Contribution. Notwithstanding anything to the contrary in the Plan, once the Custodian has received a declaration from the Participant that a contribution is a Rollover Contribution or Roth Conversion Contribution, the Custodian may conclusively rely on the Participant's declaration and may accept and treat the contribution as a
Rollover Contribution or Roth Conversion Contribution. All Rollover Contributions from a qualified employer plan shall be maintained in a separate Rollover IRA, unless the Participant makes a written request to combine new contributions and rollover contributions in one IRA. The Custodian shall have no duty to determine whether combining new contributions and rollover contributions in the same IRA is in the best interests of the Participant.

ARTICLE XII - Designation of Beneficiary

The Participant may designate the Beneficiary of his or her Account by a written form acceptable to and filed with Custodian. Community property states and marital property states require spousal consent if someone other than the spouse is to be named as Beneficiary.

If the Participant designates more than one Beneficiary, he or she shall designate the percentage interest that each such Beneficiary shall receive from his or her Account upon distribution. In the event no such percentage interest is designated, the interest of each Beneficiary shall be equal.

If the Participant predeceases his or her spouse before his or her entire Account is distributed in accordance with Article IV(A)(1) of the Plan and the Participant has designated no Beneficiary for the remaining interest or all such Beneficiaries predecease the Participant's spouse, then the interest of the Participant's spouse in the Account shall be fully vested and subject to the terms and conditions of this Article and the Participant's spouse shall be entitled to designate the Beneficiary of the Account in accordance with this Article.

The Participant may, at any time, change or revoke any designation made under this Article in a written form acceptable to and filed with the Custodian. Upon the death of the Participant, the designation or designations made hereunder shall be irrevocable. The designation shall be effective only if received by the Custodian prior to the death of the Participant.

If the Participant fails to designate any Beneficiary or if the Participant revokes the designation of Beneficiary or if all Beneficiaries designated predecease the Participant, then the entire interest of the Participant in his Account shall pass to the Participant's estate.

ARTICLE XIII - Administrative Duties

This Article shall delineate the responsibilities of the Custodian. The Custodian shall maintain the Account in the name of the Participant and shall be responsible only for the contributions of which it receives notice from the Participant. The Custodian shall make distributions and transfers only in accordance with the directions of the Participant. The Custodian shall keep records of all receipts, investments and disbursements relating to the Account. The Custodian shall furnish the Participant or the Beneficiary, where applicable, with a written statement of transactions relating to the Account. Unless the Participant shall have filed with the Custodian Agent written exceptions or objections to such statement within thirty (30) days after it is furnished, the custodian shall be forever released and discharged from liability or accountability to the Participant or the Beneficiary, with respect to the acts and transactions shown in the statement. No Beneficiary shall be entitled to statements hereunder until the Participant is deceased and distribution shall have commenced to such Beneficiary.

The duties and  responsibilities of all parties to this Agreement are limited to
those   specifically   stated   herein  and  no  other  or  further   duties  or
responsibilities shall be implied.

ARTICLE XIV - Revocation Of Participation in Plan

The Participant may terminate participation in the Plan at any time by notifying the Custodian in writing of the intention to terminate and instructing the Custodian in writing to whom and by what means the funds on deposit in his Account shall be transferred. Withdrawal of all funds invested in the Mutual Fund shall terminate participation in the Plan. Although termination of this Account could have an adverse effect on a Simplified Employee Pension in which the Participant is participating, the Custodian has no liability to the Participant, the employer, or to any other employees of that employer with respect to such termination.

The Participant may revoke participation in the Plan within seven (7) business days from the date the Participant executes the Participation Agreement by notice to the Custodian in writing.

The Custodian may be required to withhold 10% from any taxable distribution from an IRA unless the Participant elects no withholding at the time distributions begin. Whether or not the Participant allows the Custodian to withhold, he or she may be required to make quarterly estimated tax payments. In addition, unless the Participant indicates at the time he or she closes an IRA account that it is being transferred to another tax qualified plan, the Custodian will be required to withhold at least 10% of the distribution.

ARTICLE XV - Miscellaneous

All instructions to the Custodian shall be in writing. The Participant may authorize an agent to give instructions hereunder. Any such agent, including any Broker authorized to direct the investment of a Participant's Account, must be authorized in writing by the Participant in such form which is approved by and filed with the Custodian. Any instruction by an agent so authorized shall be binding on the Participant. Any authorization hereunder shall remain in effect until revoked by the Participant in writing filed with the Custodian.

Principal Life Insurance Company shall substitute another Trustee or Custodian upon notification by the Internal Revenue Service that such substitution is required because it has failed to comply with the requirements of Section 1.401-12(n) of the Treasury Regulations, or is not keeping such records, or mailing such returns or sending such statements as are required by forms or regulations.

In no event shall the Custodian be liable or responsible for the payment of any tax or any penalty attributable to Excess Contributions, retention of Excess Contributions, failure to make the minimum distribution from the Account, or withdrawals or distributions made from the Account. Custodian shall not be required to make any distribution which, in the judgment of Custodian, will render Custodian directly liable for any such tax or penalty.

In the event Custodian shall receive any claim to the funds held under the Plan which claim is adverse to the interest of the Participant or the Beneficiary and which claim Custodian, in its absolute discretion, deems meritorious, Custodian may withhold distribution under the Plan until the claim is resolved or until instructed by a court of competent jurisdiction or Custodian may pay all or any portion of the funds then invested in the Mutual Fund into such court. Payment to a court under the Plan shall relieve Custodian of any further obligation to anyone for the amount so paid.

In the event any question arises or ambiguity exists as to the meaning, interpretation or construction of any provisions of the Plan, the Custodian is authorized to construe or interpret any such provision and such construction and interpretation shall be binding upon the Participant and the Beneficiary.

As compensation for its service hereunder, the Custodian shall be paid an annual maintenance fee of $15 per IRA Plan Participant Account on the first business day of December each year. Such fees shall be deducted from the Accounts as applicable and paid to the Custodian unless the participant elects, in a writing filed with the Custodian, to pay such fee directly. Any fee not paid directly when due may be deducted from the Account and paid to the Custodian.

Any notices required or permitted to be given to Custodian under the Plan shall be given to Custodian at the office of Custodian or any of its offices, and any notices required or permitted to be given to the Participant under the Plan shall be given to the Participant at the address for notice the Participant may file with Custodian from time to time. Notices hereunder may be personally served or sent by United States mail, first class, with postage prepaid and properly addressed.

Any provision of the Plan which disqualifies it as a Traditional IRA or Roth IRA shall be disregarded to the extent necessary to continue to qualify it as such under the code.

Titles to Articles in this Plan are for convenience only and, in the event of any conflict, the text of the Plan rather than the titles shall control.


                         Individual Retirement Custody
                          Account Disclosure Statement


Right To Revoke
AN INDIVIDUAL MAY REVOKE HIS OR HER TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNT (TRADITIONAL IRA) OR ROTH IRA AND HIS OR HER PARTICIPATION IN THE PLAN AT ANY TIME WITHIN SEVEN (7) BUSINESS DAYS AFTER HIS OR HER ADOPTION OF THE PLAN. In the event of such a revocation, the entire amount contributed by the individual will be returned.

Individuals wishing to revoke their Traditional IRA or Roth IRA are required to mail or deliver a written notice of revocation to the custodian not later than the seventh business day after the establishment of the Account.
The notice shall be deemed delivered on the date of the postmark.

Custodian:    Principal Life Insurance Company
              Princor Financial Services Corporation
              Attn:  IRA Section
              PO Box 10423
              Des Moines, Iowa 50306
              Telephone Number:  1-800-247-4123
Sponsor:      Principal Group of Funds

General Description Of The Plan

A Traditional IRA may be established under the Plan by any working individual who will not reach the age of 70 1/2 before the end of the year. The age limitation does not apply to rollover contributions, Simplified Employee Pension contributions and Roth IRA contributions. See the Plan for a more detailed description of the restrictions on participation.

Contributions may be invested in any of the Mutual Funds named in the application and instructions. All dividends and capital gains distributions will be reinvested in the Funds selected and will accumulate in the account on a tax-deferred basis. The individual (or the named beneficiary who survives the individual) may request the Custodian to exchange shares of one fund for any other eligible fund. Investments may be split among any of the funds named in the application.

Traditional IRA(s) must be maintained in separate Custodial Account(s) from Roth IRA(s).

The Participant may begin receiving distributions from a Traditional IRA without incurring a 10% penalty tax on premature distributions at any time after a Participant reaches age 59 1/2. The 10% penalty tax does not apply to distributions made

  o  Due to the Participant's death
  o  Due to the Participant's disability as defined in the Plan
  o In substantially equal periodic payments (at least annually) for the life expectancy of the Participant or joint life expectancies of the Participant and the Participant's beneficiary
  o For medical expenses which are deductible on the Participant's income tax return
  o To pay health insurance premiums for a Participant who has been unemployed for at least 12 weeks in the current or preceding tax year
  o  For qualified education expenses
  o  For a first-time home purchase for distributions of up to $10,000

The Participant must begin receiving distributions from a Traditional IRA before April 1 following the year in which he or she attains age 70 1/2. He or she may elect to receive their distribution in a lump sum or in installments over any number of years selected by the Participant, but not exceeding their life expectancy or the joint and survivor expectancy of the Participant and his or her designated Beneficiary. Each payment is calculated by dividing the net asset value of the shares in the account, and any dividends held, by the number of payments remaining until the end of the period selected.

Income Tax Considerations

2000  Tax Year

Single persons who are not covered by an employer retirement plan can deduct amounts contributed to a Regular IRA up to the lesser of $2,000 or 100% of compensation. Persons who are covered by an employer retirement plan will be able to make tax-deductible contributions to Regular IRAs only if their incomes are below certain levels. For married persons filing separate tax returns, the fact that the spouse is covered by an employer retirement plan does not affect the non-covered spouse's ability to make deductible contributions. For married persons filing jointly where either spouse has an employer retirement plan, the full Traditional IRA deduction may be taken if adjusted gross income (AGI) is $52,000 or less ($32,000 or less for single taxpayers.) However, as the joint AGI exceeds $52,000 ($32,000 for singles), the deduction is phased down at 20 cents (22.5 cents for spousal IRAs) per dollar of AGI and is eventually phased-out when joint AGI reaches $62,000 ($42,000 for singles). The phaseout is based on AGI before it is reduced for deductible IRA contributions. The deduction is rounded down to the next lowest multiple of $10 when not already a multiple of $10. There is a $200 minimum deduction for anyone without phaseout limits. The amount of a contribution that is deductible is determined by the Participant. To the extent allowable contributions are not eligible for deduction due to the AGI limits, non-deductible contributions are permitted.

A married person who is not covered by an employer retirement plan, but whose spouse is covered may deduct IRA contributions if AGI on a joint return is less than $150,000. The deduction is phased out as previously discussed between $150,000 and $160,000. The foregoing does not apply to Rollover IRAs.

Employer retirement plans include pension and profit sharing plans, 401(k) plans, 403(b) plans, SEP and SIMPLE IRAs, government plans and just about every other type of employer-maintained retirement plan. One exception: unfunded deferred compensation plans including plans of state and local government and tax-exempt organizations. A person will be considered a participant in an employer retirement plan even if not vested. However, a person who works for an employer that has a plan, but who has not yet met the plan's eligibility requirements, can make deductible IRA contributions. A person's Form W-2 for the year should indicate whether that person is covered by an employer retirement plan.

Future Tax Years

Regular IRAs. Any single person or any married person where neither spouse is covered by an employer retirement plan (as defined in the preceding paragraph) can deduct contributions of up to the lesser of $2,000 or 100% of compensation to a Regular IRA. Persons covered by an employer retirement plan may make deductible contributions to a Regular IRA, but deductions are phased out based upon the person's AGI as described in the following table:

 Tax Year       Joint Returns (AGI)      Individual Returns (AGI)
-----------------------------------------------------------------
   2000          $52,000-$62,000          $32,000-$42,000
   2001          $53,000-$63,000          $33,000-$43,000
   2002          $54,000-$64,000          $34,000-$44,000
   2003          $60,000-$70,000          $40,000-$50,000
   2004          $65,000-$75,000          $45,000-$55,000
   2005          $70,000-$80,000          $50,000-$60,000
   2006          $75,000-$85,000          $50,000-$60,000
   2007+         $80,000-$100,000         $50,000-$60,000

A married person who is not covered by an employer retirement plan, but whose spouse is covered may deduct IRA contributions if AGI on a joint return is less than $150,000. The deduction is phased out as previously discussed between $150,000 and $160,000. The foregoing does not apply to Rollover IRAs.

The amount of the contribution that is deductible is determined by the Participant. To the extent allowable contributions are not eligible for deductions due to the AGI limits, non-deductible contributions are permitted.

Roth IRAs. For tax year 2000, any person whose AGI is less than $95,000 ($150,000 if filing a joint return) can contribute the lesser of 100% of compensation or $2,000 to a Roth IRA. Contributions to a Roth IRA are not deductible. Eligibility to contribute to a Roth IRA is phased out for AGI between $95,000 - $110,000 for individuals and $150,000 - $160,000 for married persons filing joint returns. Contributions to a Roth IRA are coordinated with contributions to a Regular IRA; contribution to one reduces the amount that may be contributed to the other so that total contributions cannot exceed the 100% of compensation/$2,000 per Participant limitation. Participation in an employer retirement plan does not affect eligibility for Roth IRA contributions.

Set-up charges and annual fees are considered miscellaneous deductions and, therefore, are not deductible unless miscellaneous deductions are in excess of 2% of the Participant's adjusted gross income.

Rollover Contributions

Rollovers to Traditional IRAs from other retirement plans. Certain distributions from qualified employee benefit plans and 403(b) plans (tax-sheltered annuities) are eligible to be paid to a Traditional IRA. Such a payment is referred to as a rollover of an eligible rollover distribution. The administrator or custodian for the employee benefit plan or 403(b) plan from which the distribution is made can indicate which portion of a distribution is an eligible rollover distribution. Non-taxable distributions, distributions that are part of a series of substantially equal payments made at least once a year over long periods of time and distributions that are required after a participant attains age 70 1/2 are not eligible rollover distributions.

A rollover can be completed as a direct rollover to a Traditional IRA (which avoids the application of a 20% income tax withholding requirement) or by reinvesting distribution proceeds paid to the plan participant in a Traditional IRA within 60 days of the date the participant receives the distribution. If the distribution is not reinvested within 60 days of its receipt, the payment is taxed in the year in which the participant received it. Distributions from a qualified employee benefit plan may be eligible for special tax treatment such as 10-year averaging and capital gain tax treatment. This special tax treatment is not available if an individual previously rolled over a payment from the employee benefit plan or certain other similar plans of the employer. The special tax treatment is also not available for distributions rolled over to an IRA when distributions are subsequently made from that IRA. Also, if only part of a distribution from an employee benefit plan is rolled over to an IRA, this special tax treatment is not available for the part of the distribution that was not so rolled over. Additional restrictions are described in IRS Form 4972, which has more information on lump sum distributions and how an individual may elect the special tax treatment. The Plan provides that Rollover contributions from a qualified employer plan shall be held in a separate IRA (called a Conduit
IRA) at all times, unless the Participant instructs the Custodian, in writing, to the contrary. The Custodian shall be entitled to rely upon all written instructions it reasonably believes to be genuine.

Rollovers to Traditional IRAs from other Traditional IRAs. Amounts distributed from another Traditional IRA may be rolled over to the Princor Traditional IRA. Rollovers between Traditional IRAs may occur no more than once a year; however, direct transfers of Traditional IRA assets to another Traditional IRA may occur at any time.

Under the Plan, Rollover Contributions may only be made in cash. If an individual receives a distribution from a qualified employee benefit plan of property other than cash, the individual may sell such property and invest the proceeds of the sale in a Traditional Rollover IRA under the Plan within 60 days after distribution.

Rollover from a Traditional IRA to a Roth IRA. An individual whose AGI is less than $100,000 (regardless of whether filing an individual or joint return) may rollover amounts from a Traditional IRA to a Roth IRA. Any income resulting from the rollover is not taken into account when determining whether the AGI cap has been exceeded. The 10% penalty tax does not apply to amounts rolled over to the Roth IRA. The income resulting from a rollover from a Traditional IRA to a Roth IRA is taxable. Amounts rolled over to a Roth IRA must remain in the Roth IRA for a period of five years from the year of the rollover in order to receive favorable tax treatment. The Participant shall provide the Custodian with information necessary to ensure compliance with holding period and IRS reporting requirements.

Simplified Employee Pension Contribution

If an Individual Retirement Account is being used as a receptacle for employer contributions made under a Simplified Employee Pension (SEP) Plan, the limit on employer contributions in a taxable year is the lesser of $30,000 or 15% of a Participant's compensation.

Contributions must bear a uniform relationship to the total compensation [not in excess of the first $170,000 beginning in 2000, as indexed in future years under Code Section 401(a)(17)] of each employee maintaining a SEP. The employer's contribution is excluded from the Participant's current taxable income.

Please see your Registered Representative for additional information about Simplified Employee Pension plans.

Excess Contributions

Contributions for an individual during a taxable year are considered excess contributions if they exceed 100% of compensation or $2,000, or such other limit as may be prescribed by law. Contributions to Traditional IRAs and Roth IRAs are coordinated; contributions to one reduces the amount that may be contributed to the other so that total contributions cannot exceed the 100% of compensation/$2,000 limitation. Contributions to individual accounts for a person and that person's spouse are considered excess contributions if contributions exceed the lesser of: (1) $4,000; (b) 100% of the compensation includible in gross income for the taxable year; or (c) more than $2,000 paid to a single individual retirement account for the individual or the individual's spouse. If excess contributions are made, the individual must pay a cumulative, non-deductible 6% excise tax on the portion of the contribution that exceeds the amounts permitted by law. An individual can avoid this excise tax by withdrawing the excess contribution prior to filing the tax return. Any income earned by the excess contribution must also be withdrawn at the time the excess contribution is withdrawn. Since the excess contribution was not deductible when made, it is not included in the individual's income when returned, nor is it subject to the 10% tax on premature distributions. Income earned by the excess contribution, however, must be included in the individual's income tax return for the tax year in which it was earned. If the 6% excise tax is imposed for the taxable year, its cumulative effect can be avoided by making reduced contributions in a future year. Excess rollover contributions can also be corrected (with regard to dollar limitations) if the excess contribution was due to reasonable cause.

Form 5329

Form 5329 (Return for Individual Retirement Savings Arrangement) must accompany an individual's tax return (Form 1040) only if the individual owes excess contribution taxes, premature distribution taxes, or taxes on certain accumulations.

Distributions/Transfers

Traditional IRAs. Distributions from Traditional IRAs are taxed as ordinary income when received. Ten-year averaging is not permissible.

If non-deductible contributions are made, the portion of the Traditional IRA contribution consisting of non-deductible contributions will not be taxed again when distributed. A distribution of a non-deductible contribution will generally consist of a non-taxable portion (the return of non-deductible contributions) and a taxable portion (the return of deductible contributions, if any, and account earnings).

Thus, an individual may not take a distribution from a Traditional IRA which is entirely tax free. The following formula is used to determine the non-taxable portion of distributions for a taxable year:

     [Remaining Non-Deductible Contributions Year-End / Total Traditional IRA Account Balances] X Total Distributions (for the year)
     = Non-Taxable Distributions (for the year)
All of an individual's Traditional IRAs are treated as a single IRA to figure the year-end total IRA account balance. This includes all regular IRAs, as well as Simplified Employer Pension (SEP) IRAs, SIMPLE IRAs and Rollover IRAs. Distributions taken during the year must also be added back in. Calculation of the taxable portion of any IRA distribution as well as recordkeeping of the non-deductible contributions made to an IRA are the Participant's responsibility.

Roth IRAs. Distributions from Roth IRAs are not subject to federal income tax if:

   (1) made  after  the   Participant   attains  age  59  1/2,  or  due  to  the
       Participant's death or disability, or for a first-time home purchase (up to $10,000), and
   (2) made more than five tax years after the tax year of the initial contribution to any Roth IRA.

Distributions from a Roth IRA that do not qualify for tax-exempt treatment (e.g. because taken before the Participant attains age 59 1/2 or before five years have passed since the initial contribution was made) are treated first as a return of the Participant's contribution and after that amount is distributed, additional distributions would be taxed as ordinary income and would be subject to the 10% penalty tax if none of the previously described exceptions to the penalty tax apply. Calculation of the taxable portion of any distribution as well as recordkeeping of the undistributed balance of Roth IRA contributions are the Participant's responsibility.

The IRS has not issued regulations governing distributions from Roth IRAs, so there are some unanswered questions regarding distributions subsequent to the Participant's death. Distributions will be subject to such regulations when and as adopted.

Financial Disclosure

Information about the Funds and the method by which the annual earnings are computed and allocated to each shareholder's account is described in the prospectus accompanying this disclosure statement.

An annual administration fee of $15.00 is also required. This fee will be deducted from the account as a separate item on the first business day of December each year. You may pay this fee by separate check before November 15. There is also a sales charge deducted on the purchase of Class A shares of most of the Funds amounting to 4.75% (3.75% for SEP IRAs and certain "listbill" plans) or less of the amount of the transaction at offering price. These sales charges are reduced under various circumstances described in detail in the Fund's prospectus. A contingent deferred sales charge of up to 4% (3% for SEP IRAs and certain "listbill" plans) applies to Class B shares of each of the Funds. Class C shares are available with no front end sales charge and no contingent deferred sales charge if shares are held for greater than 1 year. A complete description of Class A shares, Class B shares, and Class C shares is provided in the prospectus. You must have received a prospectus prior to submitting your application to create a Traditional or Roth IRA. The annual earnings on your Account will depend upon the investment income received by the Fund or Funds which you select. Growth in value of this Account is neither guaranteed nor projected. All certificates shall be held by the Custodian. The Custodian has the right to change its fees in the current and/or future years.

Prohibited Transactions

If the Participant borrows money by use of the Traditional or Roth IRA or uses any portion of it as security for a loan (which the plan prohibits), the portion so used will be treated for tax purposes as having been distributed to the Participant. In addition, if a Participant or a Beneficiary engages in a prohibited transaction (as defined in Section 4975 of the Internal Revenue Code) with respect to the Traditional or Roth IRA, the Account will be disqualified and the entire amount in the Account will be treated as having been distributed to the Participant. Examples of prohibited transactions for both Traditional and Roth IRAs are: the borrowing of the income or principal from the IRA, selling property to or buying property from the IRA, or receiving more than reasonable compensation for services performed for the IRA. When all or a portion of an IRA is treated as having been distributed, such amounts will be taxed as previously described as a distribution for that taxable year and will generally be subject to the 10% federal tax on premature distributions (unless an exemption applies).

Estate And Gift Tax Considerations

Transfers of Traditional and Roth IRAs are generally subject to taxation under federal estate and gift tax laws. To the extent that benefits are distributed to the spouse of the Participant, the amount of the benefits may be eligible for the estate tax marital deduction.

In community property states, if a person other than a spouse is designated as the plan beneficiary, the spouse might be considered to have made a gift on one-half of the value of the benefit conveyed when the conveyance is complete.

IRS Approval Letter

An IRS approval letter has not been obtained for the IRA Plan and Custodial Agreement contained in this booklet but the Custodian is of the opinion that the form of the Plan and Custodial Agreement complies with applicable federal income tax rules and regulations.

Further Information

Further information regarding Individual Retirement Accounts and the retirement savings deduction may be obtained from any district office of the Internal Revenue Service.

Because legal and tax consequences of the use of the plan may vary in particular cases, independent advice should be sought from your attorney or tax advisor.